As filed with the Securities and Exchange Commission on April 5, 2024

Securities Act File No. 333-276731

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1	☐	Post-Effective Amendment No.

CLEARBRIDGE ENERGY MIDSTREAM

OPPORTUNITY FUND INC.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 47th Floor

New York, New York 10018

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-0102

(Area Code and Telephone Number)

Jane Trust

Franklin Templeton

280 Park Avenue

New York, New York 10017

(Name and Address of Agent for Services)

with copies to:

David W. Blass, Esq. Ryan P. Brizek, Esq. Debra Sutter, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001	Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor Stamford, Connecticut 06902

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

620 Eighth Avenue, 47th Floor

New York, New York 10018

   , 2024

Dear Stockholder:

A Joint Special Meeting of Stockholders (the “Meeting”) of ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”), ClearBridge MLP and Midstream Fund Inc. (“CEM”) and ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO” and together with CTR and CEM, the “Funds”), each a Maryland corporation registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), will be held at 280 Park Avenue, New York, New York 10017, on May 17, 2024 at 10:00 a.m., Eastern Time, for the purposes of considering and voting on the proposals (each a “Proposal” and collectively, the “Proposals”) to approve the mergers of each of CTR and CEM (each a “Target Fund” and collectively, the “Target Funds”) with and into EMO in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”).

The attached Proxy Statement/Prospectus asks for your approval of the Proposals applicable to your Fund. After careful consideration, the Board of Directors (the “Board”) of each Fund recommends that you vote “FOR” each Proposal upon which you are entitled to vote. The Boards of CTR, CEM and EMO are composed of the same directors.

As a result of each Merger, each share of common stock, par value $0.001 per share, of each Target Fund would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of EMO, based on the net asset value of the Target Fund’s shares of common stock outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing time of each respective Merger. EMO will not issue fractional shares to Target Fund stockholders. In lieu of issuing fractional shares, EMO will pay cash to each former holder of Target Fund common stock in an amount equal to the value of the fractional shares of EMO common stock that the investor would otherwise have received in the applicable Merger. The currently issued and outstanding shares of common stock of EMO will remain issued and outstanding.

In addition, each of the Target Funds have series of preferred stock outstanding: Mandatory Redeemable Preferred Stock (“MRPS”). As a result of each Merger, EMO will issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference (of $35 per share) and terms as CTR’s Series E MRPS (the “CTR MRPS”) and CEM’s Series I, Series J, Series K, Series L and Series M MRPS (the “CEM MRPS”), respectively, issued and outstanding immediately before the date of the Merger. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CTR MRPS and the replaced CEM MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Mergers to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference following the Mergers. No fractional MRPS will be issued to the Target Funds’ MRPS holders as a result of the Mergers. If issuing new EMO MRPS with the same aggregate liquidation preference and terms of the Target Funds’ MRPS results in fractional shares, EMO will round up to the next whole share. The accrual for CTR’s MRPS and CEM’s MRPS with respect to any accrued and unpaid dividends as of date of the Mergers would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule to avoid any disruption to MRPS holders. Any remaining deferred costs associated with the original issuance of CTR’s MRPS and CEM’s MRPS as of the date of the Mergers will be assumed by EMO. Following the Mergers, EMO will have shares of common stock and MRPS outstanding.

CTR, CEM and EMO are closed-end, non-diversified management investment companies listed on the NYSE.

•	CTR’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation.

•	CEM’s investment objective is to provide a high level of total return with an emphasis on cash distributions.

•	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of EMO will continue unchanged if the Mergers occur.

The costs of the Mergers, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies, are estimated to be approximately $373,596 for CTR, $439,924 for CEM and $387,200 for EMO. Each Fund will pay for the direct costs in connection with the applicable Fund’s Merger. However, costs impacting all three Funds that cannot be categorized as direct costs will be allocated across the Funds based on the assets under management of each Fund. The Mergers will not impact the current management of the Funds.

As a separate transaction that will occur prior to the proposed Mergers, the Board of each Fund has approved a cash tender offer to purchase up to 50% of the respective Fund’s outstanding shares of common stock at a price per share equal to the Fund’s net asset value. Each Fund will repurchase shares of common stock tendered and accepted in the tender offer in exchange for cash. Proceeds from a Fund’s tender offer will be paid prior to the closing of any Merger. The tender offers may significantly reduce the net assets of each Fund, causing the expense ratio to increase as fixed costs are applied to a smaller asset base. The tender offers are not contingent upon the successful completion of the Mergers.

The Board of each Fund believes that the Mergers are in the best interests of the stockholders of each Fund. The Funds have substantially similar investment objectives, policies and strategies. The Mergers will result in more streamlined product offerings, allowing for more focused marketing and stockholder servicing efforts. The Board of each Fund notes that each Fund’s asset base will decrease prior to the Mergers due to the scheduled tender offers, and the scheduled tender offers may also impact market price trading. As such, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and may experience improved market price trading relative to net asset value (“NAV”).

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the proxy solicitor, at (888) 867-6963.

It is important that your vote be received no later than the time of the Meeting. Proxy cards need to be received by Georgeson LLC by the morning of May 17, 2024, prior to the polls closing, in order to be counted.

2

Sincerely,

Jane Trust

President and Chief Executive Officer

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

3

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes separate proposals (each a “Proposal” and together, the “Proposals”) to merge each of ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”) and ClearBridge MLP and Midstream Fund Inc. (“CEM”) with and into ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO” and together with CTR and CEM, the “Funds”), each a Maryland corporation registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”).

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, below is a brief overview of the Proposals. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the Proposals.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.  Why am I receiving the Proxy Statement/Prospectus?

A.  As a stockholder of either CTR or CEM (each a “Target Fund” and collectively, the “Target Funds”), you are being asked to vote in favor of a proposal to merge your Target Fund with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between the Target Fund and EMO. CTR’s common stockholders will vote alongside CTR’s preferred stockholders as a single class to approve the respective Merger. Likewise, CEM’s common stockholders will vote alongside CEM’s preferred stockholders as a single class to approve the respective Merger. Additionally, the Target Funds’ MRPS holders will be asked to provide written consents in connection with the Mergers.

As a stockholder of EMO, you are being asked to vote in favor of both proposed Mergers of the Target Funds with and into EMO in accordance with the Maryland General Corporation Law. EMO common stockholders will vote alongside EMO preferred stockholders as a single class to approve each Merger.

Q.  How will the Mergers affect me?

A.  If each Merger is approved, the applicable Target Fund will be merged with and into EMO in accordance with the Maryland General Corporation Law. Each Target Fund’s assets and liabilities will be combined with the assets and liabilities of EMO, and stockholders of the Target Funds will become stockholders of EMO.

Q.   What are the benefits of the Mergers?

A.  The Board of Directors (the “Board”) of each Fund believes that the Mergers are in the best interests of the stockholders of each Fund. As a separate transaction that will occur prior to the proposed Mergers, the Board of each Fund has approved a cash tender offer to purchase up to 50% of the respective Fund’s outstanding shares of common stock at a price per share equal to the Fund’s net asset value. Each Fund will repurchase shares of common stock tendered and accepted in the tender offer in exchange for cash. Proceeds from a Fund’s tender offer will be paid prior to the closing of any Merger. The tender offers are not contingent upon the successful completion of the Mergers.

As the Funds have substantially similar investment objectives, policies and strategies, merging the Funds is expected to result in economies of scale such as reduced expenses, higher income and increased trading liquidity. After careful consideration, the Board of each Fund believes that the Mergers will benefit the stockholders of each Fund for the following reasons:

•	Cost savings through elimination of duplicative expenses and greater economies of scale

It is anticipated that the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and may experience improved market price trading relative to net asset value (“NAV”). The Board of each Fund notes that each Fund’s asset base will decrease prior to the Mergers due to the scheduled tender offers. The scheduled tender offers may also impact market price trading.

It is anticipated that, assuming a fully subscribed tender offer, the combined Fund will have a lower expense level with estimated aggregate cost savings of approximately $1,550,000 annually following the Mergers.

The tender offers (as described above) may significantly reduce the net assets of each Fund, causing the expense ratio to increase as fixed costs are applied to a smaller asset base. Merging the Funds together can result in improved economies of scale for current and future investors. The tender offers will also impact the amount of deferred tax assets/liabilities that will carry into the combined Fund and the amount of annual limitation on losses (due to the potential share reduction of up to 50% of outstanding shares of common stock). The tender offers may also result in current income tax liabilities, which will reduce available cash for the combined Fund. Additionally, there is a 1% excise tax on shares of common stock that are repurchased, for which the expense will need to be accrued into the combined Fund’s net asset value.

The following table shows the adjusted expenses of each Fund as of November 30, 2023 and on a pro forma basis following the closing of the Mergers, in each case assuming that (i) each tender offer is fully subscribed, which reduces net assets by 50%, (ii) outstanding notes and MRPS scheduled to mature prior to the closing of the Mergers have been repaid in full and (iii) their respective lines of credit have been paid down to maintain a consistent leverage ratio after the tender offer as each Fund had prior to the tender offer. Form N-14 compliant fee and expense tables can be found later in the Proxy Statement/Prospectus. The pro forma tables assume that both Mergers are approved. Different outcomes could occur if only one Merger is approved.

	Adjusted CTR	Adjusted CEM	Adjusted EMO	Adjusted Pro Forma Combined Fund
Management Fees[1]	1.41%	1.49%	1.45%	1.46%
Other Expenses (excluding income tax expenses)	0.71%	0.52%	0.64%	0.36%
Financing Expenses	2.15%	2.13%	2.14%	2.14%
Income Tax Expenses[2]	5.11%	5.90%	0.07%	3.60%
Total Annual Fund Operating Expenses	9.38%	10.04%	4.30%	7.56%
Management Fee Waiver	(0.07%)	(0.07%)	(0.07%)	(0.15%)
Total Expenses	9.31%	9.97%	4.23%	7.41%

1 The management fee shown in the table is calculated based on net assets. Each Fund currently pays an investment management fee to Franklin Templeton Fund Adviser, LLC (formerly known as Legg Mason Partners Fund Advisor, LLC)(“FTFA”), calculated daily and paid monthly, at an annual rate of 1.00% of its average daily Managed Assets. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of calculating the investment management fee for each Fund, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average net assets.

2

2 Each Fund is taxed as a regular “C” corporation and therefore must accrue current and deferred federal and state income taxes. An estimate of current and deferred income tax expenses is dependent upon a Fund’s net investment income and realized and unrealized gains on investments, and such expense may vary greatly from year to year depending on the nature and performance of the Fund’s investments, general market conditions, trading activity by the Fund’s portfolio management and availability of net operating loss and capital loss carryovers. Therefore, any estimate of current and deferred income tax expenses cannot be reliably predicted from year to year, and the ratios disclosed above reflect only amounts as of November 30, 2023. If the above estimated income tax expenses were excluded from total annual fund operating expenses, then the estimated total annual fund operating expense ratio would be 4.27% for CTR, 4.14% for CEM, 4.23% for EMO and 3.96% for the combined Fund, as adjusted.

•	Substantially Similar Investment Objectives and Strategies

CTR, CEM and EMO have substantially similar investment objectives and strategies and current portfolio holdings. Each Fund’s investment objectives focus on providing a high level of total return via cash distributions. Under normal market conditions each Fund will invest at least 80% of its Managed Assets in midstream entities that are structured as partnerships and corporations. There is significant overlap between the underlying investments each Fund holds.

•	Increased Investment Income and Total Return

The anticipated aggregate cost savings related to the elimination of duplicative expenses will have a direct positive impact on the merged funds distributable cash flow.

•	Enhanced Market Liquidity

The larger market capitalization resulting from the merger is expected to result in enhanced market liquidity over the long-term compared to each individual fund. Greater market liquidity may lead to tighter bid-ask spreads and reduced price movements on a trade-to-trade basis. A larger fund size and additional trading volume has the potential to make the merged fund more attractive to both individual and institutional investors.

•	A More Streamlined Product Offering

In addition to investment flexibility, a more streamlined product will allow for more focused marketing and stockholder servicing efforts.

At a meeting held on January 25, 2024, the Board of each Fund, including all of the Directors who are not “interested persons” of the Funds under the 1940 Act (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to each Fund.

Q.   How will the Mergers impact distributions?

A.  It is anticipated that, following the Mergers, stockholders of each Target Fund will receive distributions that are in line with historic distributions received by EMO stockholders.

Q.  Will management institute a fee waiver if a Merger is approved?

A.  If either Merger is approved, EMO will institute a five basis point (0.05%) fee waiver of the investment management fee for a one-year period following the closing of the Mergers to help offset a portion of the Merger-related expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO.

Merger-related expenses are the costs associated with the Mergers, including the costs of preparing, printing, assembling and mailing material in connection with the solicitation of proxies. Each Fund will pay for

3

the direct costs in connection with the applicable Fund’s Merger. However, costs impacting all three Funds that cannot be categorized as direct costs will be allocated across the Funds based on the assets under management of each Fund.

Q.  What will happen to the common stock of CTR, CEM, and EMO that I currently own as a result of the Mergers?

A.  As a result of each Merger, each share of common stock, par value $0.001 per share, of the applicable Target Fund would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EMO, based on the net asset value of each Fund’s shares of common stock outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing time of each respective Merger. EMO will not issue fractional shares to each holder of a Target Fund’s share of common stock. In lieu of issuing fractional shares, EMO will pay cash to each former Target Fund stockholder in an amount equal to the value of the fractional shares of EMO common stock that the investor would otherwise have received in the applicable Merger. The currently issued and outstanding shares of EMO common stock will remain issued and outstanding. Stockholders of EMO will be stockholders in a larger fund.

Upon the consummation of each Merger, all shares of a Target Fund’s common stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates or book entry shares which, immediately prior to the effective date of the applicable Merger, represented such shares of the Target Fund’s common stock shall cease to have any rights with respect thereto, except the right to receive the consideration described above. Neither Merger is contingent upon the approval of the other Merger.

Q.  What will happen to the preferred stock of CTR, CEM, and EMO that I currently own as a result of the Mergers?

A.  Each of the Funds has series of preferred stock outstanding: Mandatory Redeemable Preferred Stock (“MRPS”). As a result of each Merger, EMO will issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference (of $35 per share) and terms as CTR’s Series E MRPS (the “CTR MRPS”) and CEM’s Series I, Series J, Series K, Series L and Series M MRPS (the “CEM MRPS”), respectively, issued and outstanding immediately before the date of the Merger. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CTR MRPS and the replaced CEM MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Mergers to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference following the Mergers. EMO’s currently outstanding MRPS are Series I1, Series J, Series K2 and Series L MRPS (the “EMO MRPS”). No fractional MRPS will be issued to the Target Funds’ MRPS holders as a result of the Mergers. If issuing new EMO MRPS with the same aggregate liquidation preference and terms of the Target Funds’ MRPS results in fractional shares, EMO will round up to the next whole share. The accrual for CTR’s MRPS and CEM’s MRPS with respect to any accrued and unpaid dividends as of date of the Mergers would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule to avoid any disruption to MRPS holders. Any remaining deferred costs associated with the original issuance of CTR’s MRPS and CEM’s MRPS as of the date of the Mergers will be assumed by EMO. Following the Mergers, EMO will have shares of common stock and MRPS outstanding.

1 The mandatory redemption date for the Series I EMO MRPS is July 23, 2024. If the Mergers close after July 23, 2024, the Series I EMO MRPS will no longer be outstanding.

2 The mandatory redemption date for the Series K EMO MRPS is August 7, 2024. If the Mergers close after August 7, 2024, the Series K EMO MRPS will no longer be outstanding.

4

Upon the consummation of each Merger, all shares of a Target Fund’s MRPS shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates or book entry shares which, immediately prior to the effective date of the applicable Merger, represented such shares of the Target Fund’s MRPS shall cease to have any rights with respect thereto, except the right to receive the consideration described above. Neither Merger is contingent upon the approval of the other Merger.

Q.  May dissenting stockholders seek appraisal rights in connection with the Mergers?

A.  Holders of shares of CTR’s MRPS and CEM’s MRPS have appraisal rights under Maryland law in connection with the Mergers. To perfect their appraisal rights, such stockholders must strictly comply with the procedures in Sections 3-201 et seq. of the Maryland General Corporation Law. Failure to strictly comply with these procedures will result in the loss of appraisal rights. We have attached a copy of Sections 3-201 et seq. of the Maryland General Corporation Law as Appendix E.

Holders of Target Fund Common Shares have no appraisal rights under Maryland law.

Q.  If a Merger is approved by stockholders, will the Merger close prior to the payment of proceeds from each Fund’s previously announced tender offer?

A.  No. Each Fund has previously announced that it plans to commence a tender offer at a later date that will expire in June 2024. Each tender offer will obligate the applicable Fund to pay the related cash proceeds of up to 50% of its net asset value as of the business day immediately following the expiration date of the tender offer. Proceeds from a Fund’s tender offer will be paid prior to the closing of any Merger.

Q.  What will the combined Fund be known as?

A.  If either or both Mergers are effected, EMO, the surviving fund, will retain the name “ClearBridge Energy Midstream Opportunity Fund Inc.” and will keep its NYSE ticker symbol “EMO.”

Q.  Who do we expect to vote on the Mergers?

A.  Each Fund’s common and preferred stockholders are being asked to vote, together as a class, on its Merger. “Together as a class” means that the common and preferred stockholders of each Fund will vote together as a single class on the Merger proposals. Additionally, the Target Funds’ MRPS holders will be asked to provide written consents in connection with the Mergers.

Q.  Are EMO’s investment objectives and policies similar to those of the Target Funds?

A.  EMO’s investment objectives, policies and strategies are substantially similar to those of the Target Funds.

5

Comparison of CTR and EMO Investment Objectives and Strategies

	ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
Investment Objective(s)	CTR’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation.	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.	Substantially similar investment objectives. CTR focuses on delivering a high level of total return consisting of cash distributions and capital appreciation, while EMO references long-term investors in particular and includes an emphasis on cash distributions.

Principal Investment Policies and Strategies	Under normal market conditions, CTR invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products.	Under normal market conditions, EMO invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas.	Substantially similar 80% policy. CTR’s 80% policy specifically identifies the types of investments it will make in MLPs, including equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLP, while EMO’s 80% policy does not include a similar description of investment types. While EMO’s 80% policy does not explicitly list these investment types, EMO may still invest in the same securities identified in CTR’s policy.

6

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO

The Fund considers an entity to be an energy entity if it is engaged in the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	EMO’s investment strategy defines entities that are within the energy sector as deriving at least 50% of revenues from certain activities. CTR’s definition for energy entity does not contain a specific percentage of revenue that must be derived from certain energy activities.

20% of CTR’s total assets may be invested in other securities that are not MLPs or midstream entities.	EMO may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities. This 20% allocation may be in any of the securities described therein, including securities of non-MLP companies engaged primarily in the energy sector.	Substantially similar 20% policy. EMO’s 20% policy is based on Managed Assets (net assets plus the amount of any borrowings and assets attributable to any Preferred Stock that may be outstanding), while CTR’s is based on total assets.

CTR is non-diversified.	EMO is non-diversified.	No difference.

Comparison of CEM and EMO Investment Objectives and Strategies

	ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CEM and EMO
Investment Objective(s)	CEM’s investment objective is to provide a high level of total return with an emphasis on cash distribution.	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.	No difference in investment objective other than EMO’s stated focus on long-term investors.

Principal Investment Policies and Strategies	Under normal market conditions, CEM invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to	Under normal market conditions, EMO invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, the Fund	Substantially similar 80% policy. CEM specifies that it will invest in energy MLPs. CEM’s 80% policy specifically identifies the types of investments it will make in MLPs, including equity securities, securities of entities holding primarily

7

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CEM and EMO
include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products.	considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas.	general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLP, while EMO’s 80% policy does not include a similar description of investment types. While EMO’s 80% policy does not explicitly list these investment types, EMO may still invest in the same securities identified in CEM’s policy.

The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	Substantially similar definitions of energy sector entities.

CEM may invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities	EMO may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities. This 20% allocation	Substantially similar 20% policy.

8

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CEM and EMO
may be in any of the securities described therein, including securities of non-MLP companies engaged primarily in the energy sector.

CEM is non-diversified.	EMO is non-diversified.	No difference.

Please see “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.  How does each Target Fund’s performance compare to EMO’s?

A.  For each Target Fund and EMO, set forth below are the average annual total returns for the Fund’s common stock, on the basis of NAV price, for various periods ended November 30, 2023, as well as comparative performance information for each Fund’s performance benchmark, Lipper peer group category average and ranking. The Fund’s performance benchmark is an unlevered index, whereas the Fund and all listed closed-end funds in its Lipper peer group category utilize leverage to seek to achieve their investment objectives.

CTR Performance History (Through 11/30/23)

Average Annual Total Returns	1 Year	3 Years	5 Years	10 Years
CTR (Target Fund) NAV	13.95%	38.66%	2.00%	-2.72%
Alerian MLP Index	23.29%	34.51%	10.33%	2.29%
Lipper Category Average – Energy MLP Closed-End Funds	6.13%	27.93%	-0.67%	-3.89%
Lipper Category & Ranking – Energy MLP Closed-End Funds	2 out of 10	2 out of 10	5 out of 10	4 out of 9

CEM Performance History (Through 11/30/23)

Average Annual Total Returns	1 Year	3 Years	5 Years	10 Years
CEM (Target Fund) NAV	11.67%	38.47%	-0.31%	-3.10%
Alerian MLP Index	23.29%	34.51%	10.33%	2.29%
Lipper Category Average – Energy MLP Closed-End Funds	6.13%	27.93%	-0.67%	-3.89%
Lipper Category & Ranking – Energy MLP Closed-End Funds	3 out of 10	3 out of 10	8 out of 10	6 out of 9

EMO Performance History (Through 11/30/23)

Average Annual Total Returns	1 Year	3 Years	5 Years	10 Years
EMO (Acquiring Fund) NAV	15.15%	39.42%	1.55%	-3.09%
Alerian MLP Index	23.29%	34.51%	10.33%	2.29%
Lipper Category Average – Energy MLP Closed-End Funds	6.13%	27.93%	-0.67%	-3.89%
Lipper Category & Ranking – Energy MLP Closed-End Funds	1 out of 10	1 out of 10	6 out of 10	5 out of 9

9

Q. How will the Mergers affect fees and expenses?

A. For CTR, assuming the Merger had occurred on November 30, 2023 and assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, the combined Fund would have (i) a total annual fund operating expense ratio for its shares of common stock that is lower than that of the corresponding shares of common stock of the CTR prior to the Merger, and (ii) a net annual fund operating expense ratio (i.e., the annual fund operating expense ratio after waivers and reimbursements under a contractual expense limitation agreement) for its shares of common stock that is lower than that of the corresponding shares of common stock of CTR prior to the Merger.

•

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, as of November 30, 2023, CTR would have had a total expense ratio of 4.20% of net assets before including income tax expenses and 9.31% of net assets when including income tax expenses (“Adjusted CTR Total Expense Ratio”). The Adjusted CTR Total Expense Ratio accounts for both the current voluntary five basis point (0.05%) fee waiver and the proposed five basis point (0.05%) fee waiver related to the Merger. It is anticipated that CTR’s stockholders’ total expense ratio will decline by 0.39% when excluding income tax expenses and 1.90% when including income tax expenses from the Adjusted CTR Total Expense Ratio following the consummation of its Merger.

For CEM, assuming the Merger had occurred on November 30, 2023 and assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, the combined Fund would have (i) a total annual fund operating expense ratio for its shares of common stock that is lower than that of the corresponding shares of common stock of the CEM prior to the Merger, and (ii) a net annual fund operating expense ratio (i.e., the annual fund operating expense ratio after waivers and reimbursements under a contractual expense limitation agreement) for its shares of common stock that is lower than that of the corresponding shares of common stock of CEM prior to the Merger.

•

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, as of November 30, 2023, CEM would have had a total expense ratio of 4.07% of net assets before including income tax expenses and 9.97% of net assets when including income tax expenses (“Adjusted CEM Total Expense Ratio”). The Adjusted CEM Total Expense Ratio accounts for both the current voluntary five basis point (0.05%) fee waiver and the proposed five basis point (0.05%) fee waiver related to the Merger. It is anticipated that CEM’s stockholders’ total expense ratio will decline by 0.26% when excluding income tax expenses and 2.56% when including income tax expenses from the Adjusted CEM Total Expense Ratio following the consummation of its Merger.

For EMO, assuming the Mergers have occurred on November 30, 2023 and assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, the combined Fund would have (i) a total annual fund operating expense ratio for its shares of common stock that is lower than that of the corresponding shares of common stock of the EMO prior to the Merger, and (ii) a net annual fund operating expense ratio (i.e., the annual fund operating expense ratio after waivers and reimbursements under a contractual expense limitation agreement) for its shares of common stock that is lower than that of the corresponding shares of common stock of EMO prior to the Mergers.

•

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, as of November 30, 2023, EMO would have had a total expense ratio of 4.16% of net assets before including income tax expenses and 4.23% of net assets when including income tax expenses (“Adjusted EMO Total Expense Ratio”). The Adjusted EMO Total Expense Ratio accounts for both the current voluntary five basis point (0.05%) fee waiver and the proposed five basis point (0.05%) fee waiver related to the Mergers. It is anticipated that EMO’s stockholders’ total expense ratio will decline by 0.35% when excluding income tax expenses and increase by

10

3.18% when including income tax expenses from the Adjusted EMO Total Expense Ratio following the consummation of the Mergers.

The above analysis related to fees and expenses assumes that both Mergers are approved by each Target Fund’s stockholders. Other outcomes may occur if only one of the Mergers is approved. Each Fund is taxed as a regular “C” corporation and therefore must accrue current and deferred federal and state income taxes. An estimate of current and deferred income tax expenses is dependent upon a Fund’s net investment income and realized and unrealized gains on investments, and such expense may vary greatly from year to year depending on the nature and performance of the Fund’s investments, general market conditions, trading activity by the Fund’s portfolio management and availability of net operating loss and capital loss carryovers. Therefore, any estimate of current and deferred income tax expenses cannot be reliably predicted from year to year, and the ratios disclosed above reflect only amounts as of November 30, 2023.

EMO will be the accounting survivor following the Mergers.

Each Fund currently pays an investment management fee to FTFA, calculated daily and paid monthly, at an annual rate of 1.00% of its average daily Managed Assets. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any Preferred Stock that may be outstanding.

Q.  What impact will the Mergers have on leverage levels?

A.  The amount of leverage as a percentage of total assets following the Mergers is not expected to significantly change from that of each Fund’s standalone leverage levels. The table below illustrates the leverage of each Fund on a standalone basis, a pro forma combined Fund basis and a pro forma combined Fund basis assuming a fully subscribed tender offer.

Leverage	CTR	CEM	EMO	Pro Forma Combined Fund[1]	Pro Forma Combined Fund Post Tender Offer[2]

Line of Credit	19.51%	18.26%	20.20%	21.24%	12.43%

Fixed Rate Notes	4.03%	5.31%	2.99%	3.35%	6.69%

Preferred Shares	5.04%	6.78%	7.28%	5.46%	10.93%

Total	28.58%	30.35%	30.47%	30.05%	30.05%
[1]	Reflects note maturities and mandatory redemptions of preferred shares prior to the Mergers.
[2]	Assumes the tender offers are funded prior to the Mergers.

11

Q. What are the Funds’ net operating loss and capital loss carryovers?

A. As of November 30, 2023, the Funds are entitled to net operating loss and capital loss carryovers for federal income tax purposes in the amounts set forth below. Net operating loss and capital loss carryovers are favorable tax assets that can be used by a Fund to offset income and gains in future taxable periods. As a result of the Mergers, the annual utilization of the net operating loss and capital loss carryovers are expected to be substantially limited for all Funds, and the expiration date accelerated by one year for CTR and CEM. For more information related to net operating loss and capital loss carryovers, please see “Proposals 1.A, 1.B, 2.A and 2.B—Information About the Proposed Mergers—Federal Income Tax Consequences” later in the Proxy Statement/Prospectus.

CTR (as of 11/30/23)		CEM (as of 11/30/23)		EMO (as of 11/30/23)		EMO (pro forma)
Amount of Net Operating Loss Carryover	Fiscal Year of Expiration	Amount of Net Operating Loss Carryover	Fiscal Year of Expiration	Amount of Net Operating Loss Carryover	Fiscal Year of Expiration	Amount of Net Operating Loss Carryover	Fiscal Year of Expiration
$ 0	N/A	$ 0	N/A	$ 27,933,344	11/30/2037	$ 27,933,344	11/30/2037
				$ 10,152,759	Unlimited	$ 10,152,759	Unlimited

CTR (as of 11/30/23)		CEM (as of 11/30/23)		EMO (as of 11/30/23)		EMO (pro forma)
Amount of Capital Loss Carryover	Fiscal Year of Expiration	Amount of Capital Loss Carryover	Fiscal Year of Expiration	Amount of Capital Loss Carryover	Fiscal Year of Expiration	Amount of Capital Loss Carryover	Fiscal Year of Expiration
$ 85,861,201	11/30/2025	$ 113,559,058	11/30/2025	$ 212,202,420	11/30/2025	$ 8,714,497	11/30/2024
						$ 9,318,530	11/30/2025
Note: EMO (pro forma) amounts reflect tax loss carryovers available post-mergers as adjusted for estimated forfeitures from limitations imposed under Section 382 of the Code (as defined below).

Q. Will I have to pay any taxes as a result of the Mergers?

A. Each Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that each Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. Target Fund stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to a Merger in lieu of fractional shares. As a condition to the closing of the Mergers, each Fund will receive an opinion of counsel to the effect that each Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Mergers. See “Proposals 1.A, 1.B, 2.A and 2.B—Information About the Proposed Mergers—Federal Income Tax Consequences.”

Q. Who will pay for the Mergers?

A. The costs of the Mergers, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $373,596 for CTR, $439,924 for CEM and $387,200 for EMO. The costs related to the redemption of CTR’s MRPS and CEM’s MRPS are also included in the estimated costs of the Mergers.

The Funds will bear the costs of their respective Merger. However, if either Merger is approved, FTFA will institute a five basis point (0.05%) fee waiver of the combined Fund’s management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO. The Merger-related expenses should also be offset by the per year operating cost savings. In the event that either CTR or CEM does not merge with and into EMO, or the Mergers are not consummated at all, each of CTR, CEM and EMO would

12

bear its related expenses of the Mergers. Each Fund will pay for the direct costs in connection with the applicable Fund’s Merger. However, costs impacting all three Funds that cannot be categorized as direct costs will be allocated across the Funds based on the assets under management of each Fund.

Q. How does the Board of each Fund recommend that I vote on the Mergers?

A. After careful consideration, CTR’s Board, including all of its Independent Directors, unanimously recommend that you vote FOR its Merger.

After careful consideration, CEM’s Board, including all of its Independent Directors, unanimously recommend that you vote FOR its Merger.

After careful consideration, EMO’s Board, including all of the Independent Directors, unanimously recommend that you vote FOR the Mergers.

Q. What will happen if the Mergers are not approved?

A. Neither Merger is contingent upon the approval of the other Merger. If only one Merger is approved, that Merger will be consummated. If one or both Mergers are not approved, CTR, CEM and EMO (as applicable) will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of that Fund’s stockholders, including re-proposing one or both Mergers, as applicable.

Q. When are the Mergers expected to happen?

A. If each Fund’s stockholders approve the Mergers at the Meeting on May 17, 2024 (without the need to adjourn to solicit additional votes) and all other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about August 19, 2024, or such other date as the parties may agree.

Q. Will my vote make a difference?

A. Your vote is very important and can make a difference in the governance of each Fund, no matter how many shares you own. Your vote can help ensure that the Proposals recommended by the Board of each Fund can be implemented. We encourage all stockholders to participate in the governance of the Funds.

Q. Whom do I call if I have questions?

A. If you need more information, or have any questions about voting, please call Georgeson LLC, the proxy solicitor, at (888) 867-6963.

Q. How do I vote my shares?

A. You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can authorize a proxy to vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Proxy cards need to be received by Georgeson LLC by the morning of May 17, 2024, prior to the polls closing, in order to be counted.

A stockholder may revoke a proxy at any time on or before the Meeting by (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Funds at the address shown at the beginning of

13

this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above. It is important that you vote promptly.

14

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

620 Eighth Avenue, 47th Floor

New York, New York 10018

NOTICE OF A JOINT SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

A Joint Special Meeting of Stockholders (the “Meeting”) of ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”), ClearBridge MLP and Midstream Fund Inc. (“CEM”) and ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO” and together with CTR and CEM, the “Funds”), each a Maryland corporation registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), will be held at 280 Park Avenue, New York, New York, on Friday, May 17, 2024 at 10:00 a.m., Eastern Time, for the purposes of considering and voting on the following proposals (each a “Proposal,” and collectively, the “Proposals”):

Proposal 1.A:

For stockholders of CTR, the approval of the merger of CTR with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CTR and EMO; and

Proposal 1.B:

For stockholders of CEM, the approval of the merger of CEM with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CEM and EMO.

Proposal 2.A:

For stockholders of EMO, the approval of the merger of CTR with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CTR and EMO; and

Proposal 2.B:

For stockholders of EMO, the approval of the merger of CEM with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CEM and EMO.

Pursuant to Maryland law, only the matters set forth in this Notice of Special Meeting may be brought before the Meeting.

The Board of each Fund recommends that you vote “FOR” the Proposals upon which you are entitled to vote.

Stockholders of record of each Fund at the close of business on March 22, 2024 are entitled to vote at the Meeting and at any adjournments or postponements thereof on those matters relating to such Fund.

By order of the Board of Directors,

Marc A. De Oliveira

Secretary

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

   , 2024

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 5, 2024

PROXY STATEMENT/PROSPECTUS

   , 2024

PROXY STATEMENT FOR:

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

620 Eighth Avenue, 47th Floor

New York, New York 10018

888-777-0102

PROSPECTUS FOR:

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

620 Eighth Avenue, 47th Floor

New York, New York 10018

888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”), ClearBridge MLP and Midstream Fund Inc. (“CEM”) and ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO” and together with CTR and CEM, the “Funds”), each a Maryland corporation registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), for a Joint Special Meeting of Stockholders (the “Meeting”) for each Fund. The Meeting will be held Friday, May 17, 2024 at 10:00 a.m., Eastern Time at 280 Park Avenue, New York, New York 10017. At the Meeting, stockholders of the Funds will be asked to consider and act upon separate proposals (“Proposals 1.A, 1.B, 2.A and 2.B”) regarding approval of the mergers of each of CTR and CEM (each a “Target Fund” and collectively, the “Target Funds”) with and into EMO in accordance with the Maryland General Corporation Law (each a “Merger” and collectively, the “Mergers”), as described below:

Proposal 1.A:

For stockholders of CTR, the approval of the merger of CTR with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CTR and EMO; and

Proposal 1.B:

For stockholders of CEM, the approval of the merger of CEM with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CEM and EMO.

Proposal 2.A:

For stockholders of EMO, the approval of the merger of CTR with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CTR and EMO; and

Proposal 2.B:

For stockholders of EMO, the approval of the merger of CEM with and into EMO in accordance with the Maryland General Corporation Law and pursuant to an Agreement and Plan of Merger between CEM and EMO.

Pursuant to Maryland law, only the matters set forth in this Notice of Special Meeting may be brought before the Meeting.

If each Merger is approved, each share of common stock, par value $0.001 per share, of each Target Fund (respectively, the “CTR Common Shares” and the “CEM Common Shares,” and collectively, the “Target Fund Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of EMO (the “EMO Common Shares” and together with the Target Fund Common Shares, the “Common Shares”), based on the net asset value of each Fund’s shares of common stock outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the closing time of each respective Merger. EMO will not issue fractional EMO Common Shares to holders of Target Fund Common Shares. In lieu of issuing fractional shares, EMO will pay cash to each former holder of Target Fund Common Shares in an amount equal to the value of the fractional EMO Common Shares that the investor would otherwise have received in the applicable Merger. Although the EMO Common Shares received in each Merger will have the same total net asset value (“NAV”) as the Target Fund Common Shares held immediately before the Mergers (disregarding fractional shares), their stock price on the NYSE may be greater or less than that of the Target Fund Common Shares, based on current market prices existing at the time of the Mergers. All EMO Common Shares currently issued and outstanding will remain issued and outstanding following the Mergers.

In addition, each of the Funds has series of preferred stock outstanding: Mandatory Redeemable Preferred Stock (“MRPS”). As a result of each Merger, EMO will issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference (of $35 per share) and terms as CTR’s Series E MRPS (the “CTR MRPS”) and CEM’s Series I, Series J, Series K, Series L and Series M MRPS (the “CEM MRPS”), respectively, issued and outstanding immediately before the date of the Merger. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CTR MRPS and the replaced CEM MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Mergers to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference following the Mergers. EMO’s currently outstanding MRPS are Series I3, Series J, Series K4 and Series L MRPS (the “EMO MRPS”). No fractional MRPS will be issued to Target Fund holders as a result of the Mergers. If issuing new EMO MRPS with the same aggregate liquidation preference and terms of the Target Funds’ MRPS results in fractional shares, EMO will round up to the next whole share. The accrual for CTR’s MRPS and CEM’s MRPS with respect to any accrued and unpaid dividends as of date of the Mergers would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule to avoid any disruption to MRPS holders. Any remaining deferred costs associated with the original issuance of CTR’s MRPS and CEM’s MRPS as of the date of the Mergers will be assumed by EMO. Following the Mergers, EMO will have shares of common stock and MRPS outstanding.

On December 26, 2023, the Funds announced that each Fund had entered into an agreement, severally and not jointly, with Saba Capital Management, L.P. (“Saba”) and certain associated parties (the “Settlement Agreement”). The Settlement Agreement was approved by each Fund’s Board at a meeting held on December 20, 2023. Under the Settlement Agreement, each Fund agreed to conduct a tender offer for up to 50% of such Fund’s outstanding Common Shares at a price per share equal to 100% of the Fund’s net asset value as of the business day immediately following the expiration date of the tender offer. The tender offers are not contingent upon the successful completion of the Mergers. Proceeds from a Fund’s tender offer will be paid prior to the closing of any Merger. Also, under the Settlement Agreement, Saba has agreed to cause all shares it or the Saba Entities (as defined in the Settlement Agreement) beneficially own as of the record date for the Meeting to

3 The mandatory redemption date for the Series I EMO MRPS is July 23, 2024. If the Mergers close after July 23, 2024, the Series I EMO MRPS will no longer be outstanding.

4 The mandatory redemption date for the Series K EMO MRPS is August 7, 2024. If the Mergers close after August 7, 2024, the Series K EMO MRPS will no longer be outstanding.

be counted as present for purposes of a quorum and to vote or cause to be voted at the Meeting such shares in favor of the Mergers.

The Board of each Fund believes that the Mergers are in the best interests of stockholders and of each Fund. The Funds have substantially similar investment objectives, policies and strategies. The Mergers will result in more streamlined product offerings, allowing for more focused marketing and stockholder servicing efforts. The Board of each Fund notes that each Fund’s asset base will decrease prior to the Mergers due to the scheduled tender offers, and the scheduled tender offers may also impact market price trading. As such, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and may experience improved market price trading relative to net asset value. At a meeting held on January 25, 2024, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

CTR was incorporated in Maryland on April 10, 2012; CEM was incorporated in Maryland on March 31, 2010; and EMO was incorporated in Maryland on April 5, 2011. Each Fund is a closed-end, non-diversified management investment company. The common stock of each Fund is listed on the NYSE.

Comparison of Investment Objectives

	ClearBridge MLP and Total Return Fund Inc. (CTR)	ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)
Investment Objective(s)	CTR’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation.	CEM’s investment objective is to provide a high level of total return with an emphasis on cash distribution.	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

Please see “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

Each Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of each Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposals 1.A, 1.B, 2.A and 2.B—Information About the Proposed Mergers—Each Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for EMO Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of EMO Common Shares in the Mergers.

Assuming the stockholders of Target Funds approve each Merger and all other conditions to the consummation of the Mergers are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) with respect to each Merger. Each Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” Each Target Fund, as soon as practicable after the Closing Date, will withdraw its registration under the 1940 Act.

Each Merger is being structured as a reorganization within the meaning of Section 368(a) of the Code. See “Proposals 1.A, 1.B, 2.A and 2.B— Information About the Proposed Mergers—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the applicable Merger on them in light of their individual tax circumstances.

The Mergers will be accounted for as an asset acquisition as detailed in Accounting Standards Codification (“ASC”) 805-50, Business Combinations – Related Issues. Under ASC 805-50, EMO will measure the assets acquired and liabilities assumed based on the cost to EMO, which includes the fair value of the consideration paid and any direct transaction costs, and will not give rise to goodwill. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of EMO with amounts distributable to stockholders for tax purposes. There is no anticipated day one gain or loss as a result of the Mergers.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about CTR, CEM and EMO that you should know before voting on the Proposals described below.

A Statement of Additional Information (“SAI”) dated  , 2024, which contains additional information about the Mergers and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as CTR’s Semi-Annual Report to Stockholders for the Six-Month Period Ended May 31, 2023, filed on July 28, 2023 (accession no. 0001193125-23-197455) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January 24, 2024 (accession no. 0001193125-24-013982), CEM’s Semi-Annual Report to Stockholders for the Six-Month Period Ended May  31, 2023 (accession no. 0001193125-23-272465) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January 24, 2024 (accession no. 0001193125-24-013971), and EMO’s Semi-Annual Report to Stockholders for the Six-Month Period Ended May 31, 2023, filed on July 28, 2023 (accession no. 0001193125-23-197464) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January 24, 2024 (accession no. 001193125-24-013968) which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning CTR (File No. 811-22693), CEM (File No. 811-22405) and EMO (File No. 811-22546) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for a Fund, by contacting CTR, CEM or EMO at 888-777-0102, by writing either Fund at the address listed above or by visiting our website at www.franklintempleton.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-276731) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

CTR’s Common Shares are listed on the NYSE under the symbol “CTR,” CEM’s Common Shares are listed on the NYSE under the symbol “CEM” and the EMO Common Shares are listed on the NYSE under the symbol “EMO.” If the Merger between either Target Fund and EMO is effected, or if both Mergers are effected, EMO will retain its ticker symbol “EMO.”

The information contained herein concerning CTR, CEM and EMO has been provided by, and is included herein in reliance upon, CTR, CEM and EMO, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

v

PROPOSALS 1.A, 1.B, 2.A AND 2.B—TO APPROVE THE MERGERS OF CTR AND CEM WITH AND INTO EMO IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and each Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Mergers

The Board of each Fund believes that each Merger is in the best interests of stockholders of each Fund. The Target Funds and EMO have substantially similar investment objectives and substantially similar policies and strategies, which will allow Target Fund stockholders to continue to have exposure to energy MLP and midstream entities. The Board of each Fund notes that each Fund’s asset base will decrease prior to the Mergers due to the scheduled tender offers, and the scheduled tender offers may also impact market price trading. As such, the combined Fund will likely benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity and a more streamlined product offering. Furthermore, each Merger will result in more streamlined product offerings, allowing for more focused marketing and stockholder servicing efforts.

At a meeting held on January 25, 2024, the Boards of CTR, CEM and EMO, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Merger. As a result of the Mergers:

•

each Target Fund Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of whole EMO Common Shares, based on the net asset value of the applicable Target Fund’s Common Shares as of the close of trading on the NYSE on the business day immediately prior to the closing time of each respective Merger;

•

each holder of Target Fund Common Shares will become a holder of EMO Common Shares and will receive, on the Closing Date, that number of EMO Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s Target Fund Common Shares as of the close of business on the business day preceding the Closing Date;

•

EMO will not issue any fractional EMO Common Shares to Target Fund stockholders. In lieu thereof, EMO will pay cash to each former holder of Target Fund Common Shares in an amount equal to the value of the fractional EMO Common Shares that the investor would otherwise have received in the Merger; and

•

EMO would issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference and terms as CTR’s Series E MRPS (the “CTR MRPS”) and CEM’s Series I, Series J, Series K, Series L and Series M MRPS (the “CEM MRPS”), respectively, issued and outstanding immediately before the date of the Merger. The liquidation preference per share for the newly issued EMO MRPS will be $35 per share. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CTR MRPS and the replaced CEM MRPS remains the same. EMO will also amend its currently outstanding Series I5, Series J, Series K6 and Series L MRPS (the “EMO

5 The mandatory redemption date for the Series I EMO MRPS is July 23, 2024. If the Mergers close after July 23, 2024, the Series I EMO MRPS will no longer be outstanding.

6 The mandatory redemption date for the Series K EMO MRPS is August 7, 2024. If the Mergers close after August 7, 2024, the Series K EMO MRPS will no longer be outstanding.

MRPS”) so that each will have a liquidation preference per share of $35 following the completion of the Mergers. No fractional MRPS will be issued to the Target Funds’ MRPS holders as a result of the Mergers. If issuing new EMO MRPS with the same aggregate liquidation preference and terms of the Target Funds’ MRPS results in fractional shares, EMO will round up to the next whole share. The accrual for CTR’s MRPS and CEM’s MRPS with respect to any accrued and unpaid dividends as of date of the Mergers would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule to avoid any disruption to MRPS holders. Any remaining deferred costs associated with the original issuance of CTR’s MRPS and CEM’s MRPS as of the date of the Mergers will be assumed by EMO. Following the Mergers, EMO will have shares of common stock and MRPS outstanding.

Additionally, if either Merger is approved, EMO will institute a five basis point (0.05%) fee waiver of the investment management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO.

Neither Merger is contingent upon the approval of the other Merger. If only one Merger is approved, that Merger will be consummated. If one or both Mergers is not approved, the applicable Funds will continue as separate investment companies, and each Board will consider such alternatives as it determines to be in the best interests of Fund stockholders, including re-proposing one or both Mergers, as applicable.

For the reasons set forth below in “Information About the Proposed Mergers-Reasons for the Mergers and Board Considerations,” the Boards of CTR, CEM and EMO, including all of the Independent Directors, have concluded that each Merger would be in the best interests of the applicable Funds, and that the interests of the holders of Target Fund Common Shares and EMO Common Shares would not be diluted as a result of the Mergers. The Board of each Fund, therefore, is hereby submitting Proposals 1.A, 1.B, 2.A and 2.B to the stockholders of the respective Target Fund and EMO and recommends that stockholders of CTR, CEM and EMO vote “FOR” the applicable Merger(s).

Each Merger was approved by the Board of each Fund. Because the Merger of CTR into EMO has been approved by at least 75% of CTR’s “Continuing Directors,” as that term is defined in CTR’s charter, approval of the Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CTR Common Shares and holders of preferred stock of CTR (“CTR Preferred Shares”) (voting together as a single class). Additionally, because the Merger of CEM into EMO has been approved by at least 75% of CEM’s “Continuing Directors,” as that term is defined in CEM’s charter, approval of the Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CEM Common Shares and holders of preferred stock of CEM (“CEM Preferred Shares” and together with the CTR Preferred Shares, the “Target Fund Preferred Shares”) (voting together as a single class). Similarly, because the Merger has been approved by at least 75% of EMO’s “Continuing Directors” (as that term is defined in EMO’s charter), approval of each Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of EMO Common Shares and holders of EMO preferred stock (“EMO Preferred Shares”) (voting together as a single class). See “Voting Information” below. Additionally, the Target Funds’ MRPS holders will be asked to provide written consents in connection with the Mergers. If each Fund’s stockholders approve the Mergers at the Meeting on May 17, 2024 (without the need to adjourn to solicit additional votes) and all other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about August 19, 2024, or such other date as the parties may agree.

Each Fund has previously announced that it plans to commence a tender offer at a later date that will expire in June 2024. Each tender offer will obligate the applicable Fund to pay the related cash proceeds of up to 50% of its net asset value as of the business day immediately following the expiration date of the tender offer. Proceeds from a Fund’s tender offer will be paid prior to the closing of any Merger.

Prior to completion of the Mergers, each Fund will receive an opinion of Simpson Thacher & Bartlett LLP to the effect that the applicable Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by each Target Fund (except for consequences regularly attributable to a termination of its taxable year) or the holders of Target Fund Common Shares (other than any gain or loss recognized with respect to cash such holders receive pursuant to a Merger in lieu of fractional shares), CTR MRPS or CEM MRPS as a result of the Mergers, (ii) the aggregate tax basis of the EMO Common Shares (including fractional EMO Common Shares purchased by EMO) received by the holders of Target Fund Common Shares will be the same as the aggregate tax basis of the holders’ Target Fund Common Shares immediately prior to the completion of the applicable Merger, (iii) the aggregate tax basis of the EMO MRPS received by the holders of CTR MRPS or CEM MRPS will be the same as the aggregate tax basis of the holders’ CTR MRPS or CEM MRPS, as the case may be, immediately prior to the completion of the applicable Merger, (iv) a holder’s holding period for EMO Common Shares received pursuant to a Merger (including that of fractional EMO Common Shares purchased by EMO) will be determined by including the period for which such stockholder held Target Fund Common Shares converted pursuant to the Merger, provided that such shares were held by such stockholder as capital assets and (v) a holder’s holding period for EMO MRPS received pursuant to a Merger will be determined by including the period for which such stockholder held CTR MRPS or CEM MRPS, as the case may be, converted pursuant to the Merger, provided that such CTR MRPS or CEM MRPS were held by such stockholder as capital assets. For more information about the federal income tax consequences of the Mergers, see “Information about the Proposed Mergers—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

CTR’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. CEM’s investment objective is to provide a high level of total return with an emphasis on cash distribution. EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

Under normal market conditions, CTR invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities. The Fund considers an entity to be an energy entity if it is engaged in the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. 20% of CTR’s total assets may be invested in other securities that are not MLPs or midstream entities.

Under normal market conditions, CEM invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. CEM may invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities.

Under normal market conditions, EMO invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. EMO may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives,” “—Principal Investment Strategies,” “—Fundamental Investment Restrictions” and “—Risk Factors.”

Effect on Expenses

Each Fund currently pays an investment management fee to Franklin Templeton Fund Adviser, LLC (formerly known as Legg Mason Partners Fund Advisor, LLC)(“FTFA”), calculated daily and paid monthly, at an annual rate of 1.00% of its average daily Managed Assets. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of calculating the investment management fee for each Fund, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average net assets.

If either Merger is approved, EMO will institute a five basis point (0.05%) fee waiver of the investment management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO.

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, as of November 30, 2023, CTR would have had a total expense ratio of 4.20% of net assets before including income tax expenses and 9.31% of net assets when including income tax expenses (“Adjusted CTR Total Expense Ratio”). The Adjusted CTR Total Expense Ratio accounts for both the current voluntary five basis point (0.05%) fee waiver and the proposed five basis point (0.05%) fee waiver related to the Merger. It is anticipated that CTR’s stockholders’ total expense ratio will decline by 0.39% when excluding income tax expenses and 1.90% when including income tax expenses from the Adjusted CTR Total Expense Ratio following the consummation of its Merger.

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, as of November 30, 2023, CEM would have had a total expense ratio of 4.07% of net assets before including income tax expenses and 9.97% of net assets when including income tax expenses (“Adjusted CEM Total Expense Ratio”). The Adjusted CEM Total Expense Ratio accounts for both the current voluntary five basis point (0.05%) fee waiver and the proposed five basis point (0.05%) fee waiver related to the Merger. It is anticipated that CEM’s stockholders’ total expense ratio will decline by 0.26% when excluding income tax expenses and 2.56% when including income tax expenses from the Adjusted CEM Total Expense Ratio following the consummation of its Merger.

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, as of November 30, 2023, EMO would have had a total expense ratio of 4.16% of net assets before including income tax expenses and 4.23% of net assets when including income tax expenses (“Adjusted EMO Total Expense Ratio”). The Adjusted EMO Total Expense Ratio accounts for both the current voluntary five basis point (0.05%) fee waiver and the proposed five basis point (0.05%) fee waiver related to the Mergers. It is anticipated that EMO’s stockholders’ total expense ratio will decline by 0.35% when excluding income tax expenses and increase by 3.18% when including income tax expenses from the Adjusted EMO Total Expense Ratio following the consummation of the Mergers.

Each Fund is taxed as a regular “C” corporation and therefore must accrue current and deferred federal and state income taxes. An estimate of current and deferred income tax expenses is dependent upon a Fund’s net investment income and realized and unrealized gains on investments, and such expense may vary greatly from year to year depending on the nature and performance of the Fund’s investments, general market conditions, trading activity by the Fund’s portfolio management and availability of net operating loss and capital loss carryovers. Therefore, any estimate of current and deferred income tax expenses cannot be reliably predicted from year to year, and the ratios disclosed above reflect only amounts as of November 30, 2023.

Fee Table and Expense Example

The tables below show the adjusted expenses of each Fund as of November 30, 2023 and on a pro forma basis following the closing of the Mergers, in each case assuming that (i) each tender offer is fully subscribed, which reduces net assets by 50%, (ii) outstanding notes and MRPS scheduled to mature prior to the closing of the

Mergers have been repaid in full and (iii) their respective lines of credit have been paid down to maintain a consistent leverage ratio after the tender offer as each Fund had prior to the tender offer.

The estimates are based on the contracts and agreements in effect as of November 30, 2023 and reflect the operating expense accrual rates on that date, which are based on each Fund’s fiscal year to date average net assets as of November 30, 2023. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Mergers may differ from those reflected in the tables below due to changes in net assets from those at such dates. No amount of any prior fee waiver or expense reimbursement to CTR, CEM or EMO may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between November 30, 2023 and the Closing Date of the Mergers. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of November 30, 2023, please see “Capitalization.”

The percentages in the table below are percentages of the Funds’ net assets attributable to each Fund’s Common Shares. The below tables do not include the costs of the Mergers to be paid by the Funds. The cost of the Mergers are estimated to be approximately $373,596 for CTR (0.14% of net assets), $439,924 for CEM (0.07% of net assets) and $387,200 for EMO (0.08% of net assets).

Fee Table (both Mergers)

	Adjusted Pre-Merger			EMO (Pro Forma Combined Fund Post Tender Offer)
	CTR (Target Fund)	CEM (Target Fund)	EMO (Acquiring Fund)
ANNUAL EXPENSES
Management Fees(1)	1.41%	1.49%	1.45%	1.46%
Other Expenses(2)	0.71%	0.52%	0.64%	0.36%
Financing Expense	2.15%	2.13%	2.14%	2.14	%(3)
Income Tax Expense(4)	5.11%	5.90%	0.07%	3.60%
Total Annual Operating Expenses	9.38%	10.04%	4.30%	7.56%
Fee waiver and/or expense reimbursements(5)	(0.07%)	(0.07%)	(0.07%)	(0.15%)
TOTAL ANNUAL EXPENSES	9.31%	9.97%	4.23%	7.41%

(1)

The management fee shown in the table is calculated based on net assets. Each Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that CTR has utilized leverage in an aggregate amount of 29% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023), CEM has utilized leverage in an aggregate amount of 30% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023) and EMO has utilized leverage in an aggregate amount of 30% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023). If CTR were to use leverage in excess of 29% of its Managed Assets, CEM were to use leverage in excess of 30% of its Managed Assets or EMO were to use leverage in excess of 30% of its Managed Assets, the management fees shown for each Fund would be higher.

(2)	“Other Expenses” are based on estimated amounts.

(3)

Assumes that the combined Fund has the same amount of notes and preferred stock outstanding, and the same amount of indebtedness outstanding under its credit facilities, after the closing of the Mergers as CEM, CTR and EMO had on an aggregate basis immediately prior to the closing of the Mergers.

(4)

Each Fund is taxed as a regular “C” corporation and therefore must accrue current and deferred federal and state income taxes. An estimate of current and deferred income tax expense/(benefit) is dependent upon a Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expense/(benefit) may vary greatly from year to year depending on the nature and performance of the Fund’s investments, general market conditions, trading activity by the Fund’s portfolio management and availability of net operating loss and capital loss carryovers. Therefore, any estimate of current and deferred income tax expense/(benefit) cannot be reliably predicted from year to year, and the ratios disclosed above reflect only amounts as of November 30, 2023. If the above estimated income tax expenses were excluded from total annual fund operating expenses, then the estimated total annual fund operating expense ratio would be 4.27% for CTR, 4.14% for CEM, 4.23% for EMO and 3.96% for the combined Fund, as adjusted.

(5)

FTFA has implemented a five basis point (0.05%) fee waiver for each Fund. Additionally, if the Merger is approved, EMO will institute a five basis point (0.05%) fee waiver of the investment management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses. This will lead to a ten basis point (0.10%) fee waiver in total for a one-year period following the Mergers.

Fee Table (CTR and EMO Merger)

	Adjusted Pre-Merger		EMO (Pro Forma Combined Fund Post Tender Offer)
	CTR (Target Fund)	EMO (Acquiring Fund)
ANNUAL EXPENSES
Management Fees(1)	1.41%	1.45%	1.43%
Other Expenses(2)	0.71%	0.64%	0.48%
Financing Expense	2.15%	2.14%	2.14	%(3)
Income Tax Expense(4)	5.11%	0.07%	1.86%
Total Annual Operating Expenses	9.38%	4.30%	5.91%
Fee waiver and/or expense reimbursements(5)	(0.07%)	(0.07%)	(0.14%)
TOTAL ANNUAL EXPENSES	9.31%	4.23%	5.77%

(1)

The management fee shown in the table is calculated based on net assets. Each Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that CTR has utilized leverage in an aggregate amount of 29% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023) and EMO has utilized leverage in an aggregate amount of 30% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023). If CTR were to use leverage in excess of 29% of its Managed Assets or EMO were to use leverage in excess of 30% of its Managed Assets, the management fees shown for each Fund would be higher.

(2)	“Other Expenses” are based on estimated amounts.

(3)

Assumes that the combined Fund has the same amount of notes and preferred stock outstanding, and the same amount of indebtedness outstanding under its credit facilities, after the closing of the Mergers as CEM, CTR and EMO had on an aggregate basis immediately prior to the closing of the Mergers.

(4)

Each Fund is taxed as a regular “C” corporation and therefore must accrue current and deferred federal and state income taxes. An estimate of current and deferred income tax expense/(benefit) is dependent upon a Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expense/(benefit) may vary greatly from year to year depending on the nature and performance of the Fund’s investments, general market conditions, trading activity by the Fund’s portfolio management and availability of net operating loss and capital loss carryovers. Therefore, any estimate of current and deferred income tax expense/(benefit) cannot be reliably predicted from year to year, and the ratios disclosed above reflect only amounts as of November 30, 2023. If the above estimated income tax expenses were excluded from total annual fund operating expenses, then the estimated total annual fund operating expense ratio would be 4.27% for CTR, 4.23% for EMO and 4.05% for the combined Fund, as adjusted.

(5)

FTFA has implemented a five basis point (0.05%) fee waiver for each Fund. Additionally, if the Merger is approved, EMO will institute a five basis point (0.05%) fee waiver of the investment management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses. This will lead to a ten basis point (0.10%) fee waiver in total for a one-year period following the Merger.

Fee Table (CEM and EMO Merger)

	Adjusted Pre-Merger		EMO (Pro Forma Combined Fund Post Tender Offer)
	CEM (Target Fund)	EMO (Acquiring Fund)
ANNUAL EXPENSES
Management Fees(1)	1.49%	1.45%	1.47%
Other Expenses(2)	0.52%	0.64%	0.39%
Financing Expense	2.13%	2.14%	2.13	%(3)
Income Tax Expense(4)	5.90%	0.07%	3.22%
Total Annual Operating Expenses	10.04%	4.30%	7.21%
Fee waiver and/or expense reimbursements(5)	(0.07%)	(0.07%)	(0.15%)
TOTAL ANNUAL EXPENSES	9.97%	4.23%	7.06%

(1)

The management fee shown in the table is calculated based on net assets. Each Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that CEM has utilized leverage in an aggregate amount of 30% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023) and EMO has utilized leverage in an aggregate amount of 30% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended November 30, 2023). If CEM were to use leverage in excess of 30% of its Managed Assets or EMO were to use leverage in excess of 30% of its Managed Assets, the management fees shown for each Fund would be higher.

(2)	“Other Expenses” are based on estimated amounts.

(3)

Assumes that the combined Fund has the same amount of notes and preferred stock outstanding, and the same amount of indebtedness outstanding under its credit facilities, after the closing of the Mergers as CEM, CTR and EMO had on an aggregate basis immediately prior to the closing of the Mergers.

(4)

Each Fund is taxed as a regular “C” corporation and therefore must accrue current and deferred federal and state income taxes. An estimate of current and deferred income tax expense/(benefit) is dependent upon a Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expense/(benefit) may vary greatly from year to year depending on the nature and performance of the Fund’s investments, general market conditions, trading activity by the Fund’s portfolio management and availability of net operating loss and capital loss carryovers. Therefore, any estimate of current and deferred income tax expense/(benefit) cannot be reliably predicted from year to year, and the ratios disclosed above reflect only amounts as of November 30, 2023. If the above estimated income tax expenses were excluded from total annual fund operating expenses, then the estimated total annual fund operating expense ratio would be 4.14% for CEM, 4.23% for EMO and 3.99% for the combined Fund, as adjusted.

(5)

FTFA has implemented a five basis point (0.05%) fee waiver for each Fund. Additionally, if the Merger is approved, EMO will institute a five basis point (0.05%) fee waiver of the investment management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses. This will lead to a ten basis point (0.10%) fee waiver in total for a one-year period following the Merger.

Example (CTR and EMO Merger)

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in the Funds’ Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, that the Funds’ operating expenses remain the same and that the current five basis point (0.05%) fee waiver for each Fund and the five basis point (0.05%) fee waiver for each Fund related to the Mergers remained in place for a one-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
CTR	$91	$263	$420	$755
EMO	$43	$131	$219	$446
Pro Forma Combined Fund	$57	$173	$287	$563

Example (CEM and EMO Merger)

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in the Funds’ Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, that the Funds’ operating expenses remain the same and that the current five basis point (0.05%) fee waiver for each Fund and the five basis point (0.05%) fee waiver for each Fund related to the Mergers remained in place for a one-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
CEM	$97	$278	$442	$784
EMO	$43	$131	$219	$446
Pro Forma Combined Fund	$70	$208	$340	$645

Example (both Mergers)

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in the Funds’ Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, that the Funds’ operating expenses remain the same and that the current five basis point (0.05%) fee waiver for each Fund and the five basis point (0.05%) fee waiver for each Fund related to the Mergers remained in place for a one-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
CTR	$91	$263	$420	$755
CEM	$97	$278	$442	$784
EMO	$43	$131	$219	$446
Pro Forma Combined Fund	$73	$216	$352	$663

Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds

The following charts list the investment objectives, principal investment policies and fundamental investment restrictions of CTR and CEM, respectively, compares them to EMO and describes the principal differences between the Target Funds’ respective policies and EMO’s policies. The charts provide CTR, CEM and EMO stockholders with a means of comparing the investment objectives, policies and strategies of the Funds. Given the substantial similarities in investment objectives and strategies between the Funds, there are few material differences in the manner in which each Fund is managed.

Comparison of CTR and EMO Investment Objectives and Strategies

	ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
Investment Objective(s)	CTR’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation.	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.	Substantially similar investment objectives. CTR focuses on delivering a return consisting of cash distributions and capital appreciation, while EMO focuses on long-term investors with an emphasis on cash distributions.

	ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
Principal Investment Policies and Strategies	Under normal market conditions, CTR invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products.	Under normal market conditions, EMO invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas.	Substantially similar 80% policy. CTR’s 80% policy specifically identifies the types of investments it will make in MLPs, including equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLP, while EMO’s 80% policy does not include a similar description of investment types. While EMO’s 80% policy does not explicitly list these investment types, EMO may still invest in the same securities identified in CTR’s policy.

	The Fund considers an entity to be an energy entity if it is engaged in the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	EMO’s investment strategy defines entities that are within the energy sector as deriving at least 50% of revenues from certain activities. CTR’s definition for energy entity does not contain a specific percentage of revenue that must be derived from certain energy activities.

	20% of CTR’s total assets may be invested in other securities that are not MLPs or midstream entities.	EMO may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities. This 20% allocation may be in any of the securities described	Substantially similar 20% policy. EMO’s 20% policy is based on Managed Assets (net assets plus the amount of any borrowings and assets attributable to any Preferred

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
	therein, including securities of non-MLP companies engaged primarily in the energy sector.	Stock that may be outstanding), while CTR’s is based on total assets.

CTR is non-diversified.	EMO is non-diversified.	No difference.

“Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.	“Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.	No difference in definition of managed assets.

The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or subject to contractual restrictions on resale. In connection with its investments in restricted securities generally, the Fund may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies.	The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund typically acquires restricted securities in directly negotiated transactions. In connection with its investments in restricted securities generally, the Fund may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies	Both EMO and CTR may invest up to 30% of their Managed Assets in restricted securities. CTR includes securities held by control persons of the issuer.

The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including both investment grade debt securities and debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, as determined by ClearBridge Investments, LLC (“ClearBridge”) to be of comparable credit quality. Debt securities may have fixed or

The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by ClearBridge to be of comparable credit quality), also known as “junk bonds.” The Fund may invest in debt securities without regard for their maturity.

Substantially similar debt securities policy.

	ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, determined by ClearBridge to be of comparable credit quality). These debt securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in debt securities without regard for their maturity

	The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.	The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.	No difference.

Fundamental Investment Restrictions	CTR may not issue senior securities, except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not issue senior securities, except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

	CTR may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with	EMO may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with	No difference.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

CTR may not underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities.	EMO may not underwrite the securities of other issuers, except insofar as EMO may be deemed to be an underwriter under the 1933 Act, in connection with the sale and purchase of portfolio securities.	No difference.

CTR may not invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	EMO may not invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	No difference.

CTR may not purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein.	EMO may not purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein.	No difference.

CTR may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

CTR may not purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

	ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
Additional Investment Policies and Strategies	CTR typically purchases MLP common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. CTR may invest in difference classes of common units.	EMO typically purchases such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. EMO may invest in different classes of common units.	No difference.

	CTR typically purchases MLP subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. CTR may invest in difference classes of subordinated units.	EMO typically purchases MLP subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. EMO may invest in different classes of subordinated units.	No difference.

	CTR typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.	EMO typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.	No difference.

	CTR may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.	EMO may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. EMO intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.	No difference.

	For purposes of CTR’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.	For purposes of EMO’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.	No difference.

	CTR also may invest in common and preferred stock, convertible securities, warrants	EMO also may invest in common and preferred stock, convertible securities, warrants	No difference.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.	and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

A portion of CTR’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which CTR invests will be declared or otherwise paid.	A portion of EMO’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which EMO invests will be declared or otherwise paid.	No difference.

CTR may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but does so only if such equity securities are deemed appropriate by ClearBridge for inclusion in CTR’s portfolio.	EMO may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by ClearBridge for inclusion in EMO’s portfolio.	No difference.

CTR may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.	EMO may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.	No difference.

CTR may invest in royalty trusts. However, such investments do not count towards CTR’s 80% policy	EMO may invest in royalty trusts. However, such investments do not count towards EMO’s 80% policy.	No difference.

CTR may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, CTR may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals)	EMO may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, EMO may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals)	No difference.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
and industrial materials, or supplying goods or services to such companies. Additionally, CTR may invest in MLPs that focus on developing infrastructure assets.	and industrial materials, or supplying goods or services to such companies. Additionally, EMO may invest in MLPs that focus on developing infrastructure assets.

EMO may invest in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in ADRs. CTR considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.	EMO may invest in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in ADRs. EMO considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.	No difference.

CTR may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that CTR’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 33 1/3% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, CTR will include such derivative and synthetic instruments for the purposes of the Fund’s 80% policy. CTR may sell certain equity securities short for investment and/or hedging	EMO may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that EMO’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, EMO may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, EMO will include such derivative and synthetic instruments, at market value, for the purposes of EMO’s 80% policy. EMO may sell certain equity securities short for investment and/or	CTR’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 33 1/3%, whereas EMO’s exposure to derivative instruments will not exceed 20%.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
purposes CTR may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. CTR’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators	hedging purposes. EMO may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. EMO’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators.

CTR is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like CTR, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, since December 31, 2012, CTR has been limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish CTR’s positions in such investments may not exceed 5% of the liquidation value of CTR’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or	EMO is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like EMO, from registration as a “commodity pool operator” with respect to EMO under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to EMO under the CEA. As a result, since December 31, 2012, EMO has been limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish EMO’s positions in such investments may not exceed 5% of the liquidation value of EMO’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or	No difference.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
(2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the CTR’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, CTR may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.	(2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of EMO’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, EMO may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

CTR may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of CTR’s holdings. Interest rate swaps involve the exchange by CTR with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). CTR will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with CTR receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, CTR’s risk of loss consists of the net amount of payments that CTR is contractually entitled to receive. The net amount of the excess, if any, of CTR’s obligations over its entitlements will be maintained in a segregated account by CTR’s custodian. CTR will not enter into any interest rate swap unless the claims-paying ability	EMO may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of EMO’s holdings. Interest rate swaps involve the exchange by EMO with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). EMO will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with EMO receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, EMO’s risk of loss consists of the net amount of payments that EMO is contractually entitled to receive. The net amount of the excess, if any, of EMO’s obligations over its entitlements will be maintained in a segregated account by EMO’s custodian. EMO will not enter into any interest rate swap unless the claims-paying	No difference.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction, CTR will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments are traded in the over-the-counter market, though in the future may be required to be traded through a derivatives clearing organization and/or a swap execution facility.	ability of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction, EMO will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments are traded in the over-the-counter market, though in the future may be required to be traded through a derivatives clearing organization and/or a swap execution facility.

CTR may, but has no current intention to, invest in securities of other closed-end or open-end investment companies that invest primarily in MLP entities in which CTR may invest directly to the extent permitted by the 1940 Act. CTR may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after CTR receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive MLP securities available in the market, or when ClearBridge believes share prices of other investment companies offer attractive values. CTR may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Other investment companies may have investment policies that differ from those of CTR. In addition, to the extent CTR invests in other investment companies, CTR is dependent	EMO may, but has no current intention to, invest in securities of other closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in MLP entities in which EMO may invest directly to the extent permitted by the 1940 Act. EMO may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after EMO receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive MLP securities available in the market, or when ClearBridge believes share prices of other investment companies offer attractive values. EMO may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Other investment companies may have investment policies that differ from those of EMO. In addition, to the extent EMO invests in other investment	Substantially similar.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
upon the investment and research abilities of persons other than ClearBridge.	companies, EMO is dependent upon the investment and research abilities of persons other than ClearBridge.

ClearBridge expects, consistent with CTR’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if ClearBridge believes that these investments and investment techniques may assist CTR in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein.	ClearBridge expects, consistent with EMO’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if ClearBridge believes that these investments and investment techniques may assist EMO in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein.	No difference.

At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing CTR’s investment strategy inconsistent with the best interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of CTR’s assets. If CTR takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, CTR may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long CTR will use these alternative strategies.

At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing EMO’s investment strategy inconsistent with the best interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of EMO’s assets. If EMO takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, EMO may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long EMO will use these alternative

No difference.

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
There can be no assurance that such strategies will be successful.	strategies. There can be no assurance that such strategies will be successful.

It is not CTR’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, CTR may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of CTR’s stockholders. Frequent trading also increases transaction costs, which could detract from CTR’s performance	It is not EMO’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, EMO may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of EMO’s stockholders. Frequent trading also increases transaction costs, which could detract from EMO’s performance.	No difference.

Comparison of CEM and EMO Investment Objectives and Strategies

	ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
Investment Objective(s)	CEM’s investment objective is to provide a high level of total return with an emphasis on cash distribution.	EMO’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.	No difference in investment objective other than EMO’s stated focus on long-term investors.

Principal Investment Policies and Strategies

Under normal market conditions, CEM invests at least 80% of its Managed

Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in

Under normal market conditions, EMO invests at least 80% of its Managed

Assets in energy midstream entities including entities structured as both partnerships and corporations. For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas.

Substantially similar 80% policy. CEM specifies that it will invest in energy MLPs. CEM’s 80% policy specifically identifies the types of investments it will make in MLPs, including equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLP, while EMO’s 80% policy does not include a similar description of investment types. While EMO’s 80% policy does not explicitly list these investment types, EMO may still invest in the same

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products.		securities identified in CEM’s policy.

The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.	Substantially similar definitions of energy sector entities.

CEM may invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities.	EMO may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities. This 20% allocation may be in any of the securities described therein, including securities of non-MLP companies engaged primarily in the energy sector.	Substantially similar 20% policy.

CEM is non-diversified.	EMO is non-diversified.	No difference.

“Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.	“Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.	No difference in definition of Managed Assets.

The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or subject to contractual restrictions on resale. In connection with its investments	The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund typically acquires restricted securities in directly negotiated	Both EMO and CEM may invest up to 30% of their Managed Assets in restricted securities. CTR includes securities held by control persons of the issuer in its definition of a restricted security.

	ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
	in restricted securities generally, the Fund may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies.	transactions. In connection with its investments in restricted securities generally, the Fund may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies

	CEM may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by ClearBridge to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. CEM may invest in debt securities without regard for their maturity.	EMO may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by ClearBridge to be of comparable credit quality), also known as “junk bonds.” EMO may invest in debt securities without regard for their maturity.	Substantially similar debt securities policy.

	CEM intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.	EMO intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.	No difference.

Fundamental Investment Restrictions	CEM may not issue senior securities, except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not issue senior securities, except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
CEM may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

CEM may not underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities.	EMO may not underwrite the securities of other issuers, except insofar as EMO may be deemed to be an underwriter under the 1933 Act, in connection with the sale and purchase of portfolio securities.	No difference.

CEM may not invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	EMO may not invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	No difference.

CEM may not purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein.	EMO may not purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein.	No difference.

CEM may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	EMO may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	No difference.

CEM may not purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications	EMO may not purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications	No difference.

	ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
	by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Additional Investment Policies and Strategies	CEM typically purchases MLP common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. CEM may invest in different classes of common units.	EMO typically purchases such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. EMO may invest in different classes of common units.	No difference.

	CEM typically purchases MLP subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. CEM may invest in difference classes of subordinated units.	EMO typically purchases MLP subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. EMO may invest in different classes of subordinated units.	No difference.

	CEM typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.	EMO typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.	No difference.

	CEM may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.	EMO may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. EMO intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.	No difference.

	For purposes of CEM’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.	For purposes of EMO’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
CEM also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.	EMO also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.	No difference.

A portion of CEM’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which CEM invests will be declared or otherwise paid.	A portion of EMO’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which EMO invests will be declared or otherwise paid.	No difference.

CEM may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but does so only if such equity securities are deemed appropriate by ClearBridge for inclusion in CEM’s portfolio.	EMO may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by ClearBridge for inclusion in EMO’s portfolio.	No difference.

CEM may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.	EMO may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.	No difference.

CEM may invest in royalty trusts. However, such investments do not count towards CEM’s 80% policy	EMO may invest in royalty trusts. However, such investments do not count towards EMO’s 80% policy.	No difference.

CEM may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, CEM may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing	EMO may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, EMO may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. Additionally, CEM may invest in MLPs that focus on developing infrastructure assets.	non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. Additionally, EMO may invest in MLPs that focus on developing infrastructure assets.

CEM may invest in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in ADRs. CTR considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.	EMO may invest in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in ADRs. EMO considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.	No difference.

CEM may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that CEM’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, CEM may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, CEM will include such derivative and synthetic instruments, at market value, for the purposes of CEM’s 80% policy. CEM may sell certain equity securities	EMO may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that EMO’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, EMO may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, EMO will include such derivative and synthetic instruments, at market value, for the purposes of EMO’s 80% policy. EMO may sell certain equity securities	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
short for investment and/or hedging purposes. CEM may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. CEM’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators	short for investment and/or hedging purposes. EMO may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. EMO’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators.

CTR is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like CTR, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, since December 31, 2012, CTR has been limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish CTR’s positions in such investments may not exceed 5% of the liquidation value of CTR’s portfolio (after accounting for unrealized profits and unrealized losses on	EMO is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like EMO, from registration as a “commodity pool operator” with respect to EMO under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to EMO under the CEA. As a result, since December 31, 2012, EMO has been limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish EMO’s positions in such investments may not exceed 5% of the liquidation value of EMO’s portfolio (after accounting for unrealized profits and unrealized losses on	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the CTR’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, CTR may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.	any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of EMO’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, EMO may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

CEM may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of CEM’s holdings. Interest rate swaps involve the exchange by CEM with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). CEM will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with CEM receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, CEM’s risk of loss consists of the net amount of payments that CEM is contractually entitled to receive. The net amount of the excess, if any, of CEM’s obligations over its entitlements will be maintained in a segregated account by CEM’s custodian. CEM will not enter into any interest rate	EMO may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of EMO’s holdings. Interest rate swaps involve the exchange by EMO with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). EMO will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with EMO receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, EMO’s risk of loss consists of the net amount of payments that EMO is contractually entitled to receive. The net amount of the excess, if any, of EMO’s obligations over its entitlements will be maintained in a segregated account by EMO’s custodian. EMO will not enter into any interest rate	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
swap unless the claims-paying ability of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction, CEM will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments are traded in the over-the-counter market, though in the future may be required to be traded through a derivatives clearing organization and/or a swap execution facility.	swap unless the claims-paying ability of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction, EMO will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments are traded in the over-the-counter market, though in the future may be required to be traded through a derivatives clearing organization and/or a swap execution facility.

CEM may, but has no current intention to, invest in securities of other closed-end or open-end investment companies that invest primarily in MLP entities in which CEM may invest directly to the extent permitted by the 1940 Act. CEM may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after CEM receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive MLP securities available in the market, or when ClearBridge believes share prices of other investment companies offer attractive values. CEM may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Other investment companies may have investment policies that differ from those of CEM. In addition, to the extent CEM invests in other investment	EMO may, but has no current intention to, invest in securities of other closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in MLP entities in which EMO may invest directly to the extent permitted by the 1940 Act. EMO may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after EMO receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive MLP securities available in the market, or when ClearBridge believes share prices of other investment companies offer attractive values. EMO may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Other investment companies may have investment policies that differ from those of EMO. In addition, to the extent EMO	No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
companies, CEM is dependent upon the investment and research abilities of persons other than ClearBridge.	invests in other investment companies, EMO is dependent upon the investment and research abilities of persons other than ClearBridge.

ClearBridge expects, consistent with CEM’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if ClearBridge believes that these investments and investment techniques may assist CEM in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein.	ClearBridge expects, consistent with EMO’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if ClearBridge believes that these investments and investment techniques may assist EMO in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein.	No difference.

At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing CEM’s investment strategy inconsistent with the best interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of CEM’s assets. If CEM takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, CEM may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long CEM

At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing EMO’s investment strategy inconsistent with the best interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of EMO’s assets. If EMO takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, EMO may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long EMO

No difference.

ClearBridge MLP and Midstream Fund Inc. (CEM)	ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)	Differences between CTR and EMO
will use these alternative strategies. There can be no assurance that such strategies will be successful.	will use these alternative strategies. There can be no assurance that such strategies will be successful.

It is not CEM’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, CEM may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of CEM’s stockholders. Frequent trading also increases transaction costs, which could detract from CEM’s performance	It is not EMO’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, EMO may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of EMO’s stockholders. Frequent trading also increases transaction costs, which could detract from EMO’s performance.	No difference.

Risk Factors

There is no assurance that CTR, CEM or EMO will meet their investment objectives. You may lose money on your investment in any of the Funds. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management and other factors affect the volatility of each Fund’s shares. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in EMO. Except as described below, your investment in CTR or CEM is subject to the same risks.

Investment and Market Risk. An investment in EMO is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in securities represents an indirect investment in the energy midstream entities and other securities owned by EMO, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Energy Sector Risks. MLPs and midstream entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

Because the Fund invests, under normal market conditions, at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

Because the Fund invests, under normal market conditions, at least 80% of its managed assets in energy midstream entities including entities structured as both partnerships and corporations, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs or limit ability to develop some reserves. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs and midstream entities.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

CERCLA, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that entities may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of entities or limit their ability to develop some reserves. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Entities may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, in the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Commodity Price Risk. MLPs and midstream entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short-and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and midstream entities operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk. Entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. Entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk. MLP and midstream entity investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and midstream entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs and midstream entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather Risks. Weather plays a role in the seasonality of some entities’ cash flows. Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an entity from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many entities’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to stockholders.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An entity’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular entity. Oil and gas entities operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Catastrophic Event Risk. MLPs and midstream entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010 or spills by various onshore oil pipelines) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and midstream entities operating in the energy sector. MLPs and midstream entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to stockholders. It is expected that increased governmental regulation will mitigate such catastrophic risk, such as the recent oil spills referred to above, which could increase insurance premiums and other operating costs for MLPs and midstream entities.

Industry Specific Risks. MLPs and midstream entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines. Pipeline companies are subject to (i) the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, (ii) changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, (iii) sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and (iv) environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends.

Further, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact MLPs. For example, the FERC reversed a long-standing policy that allowed MLPs to recover an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs, arguing that MLPs are pass-through entities that do not incur income taxes and that recovery of an income tax allowance would lead to double recovery. In July of 2018, the FERC issued Order No. 849, which required pipelines to make one-time filings to allow FERC to determine which cost-of-service natural gas pipelines may be collecting unjust and unreasonable rates or are overearning in light of 1) the corporate income tax reductions; and 2) the FERC’s revised policy concerning an MLP’s ability to recover an income tax allowance. Reports were filed in late 2018. While the Commission has closed some of these proceedings with no further action, the Commission has also initiated investigations into the rates of a number of pipelines pursuant to its authority under section 5 of the Natural Gas Act as a result of its review of the one-time filings. With respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years, which could limit such pipelines’ ability to raise rates.

FERC also issued a policy statement that provides accounting and ratemaking guidance for treatment of accumulated deferred income tax (“ADIT”) for all FERC-jurisdictional public utilities, natural gas pipelines, and oil pipelines, as FERC found the tax rate reduction would also result in a reduction in ADIT liabilities and ADIT assets on the books of rate-regulated companies. The companies in the energy and infrastructure sector that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition. FERC may enact other regulations or issue further requests to pipelines that may lead to lower rates.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. MLPs and midstream entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. Tanker vessels are also subject to international environmental regulations, including increasingly stringent engine efficiency and ballast water exchange requirements, and older vessels that have not been retrofitted may be limited in the ports they can access. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Energy and Energy Infrastructure Sector Risk. EMO is subject to the risk of focusing investments in the energy sector, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. A downturn in the energy sector of the economy could have an adverse impact on EMO. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The profitability of companies in the energy infrastructure sector is related to worldwide energy prices and costs related to energy production. The energy sector is cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy infrastructure sector also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy infrastructure sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).

Tax Risks of Investing in Equity Securities of MLPs. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s Common Shares.

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes positive returns. Any taxes paid by the Fund reduce the amount available to pay distributions to common stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund is required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that are not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryovers, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of gain (or decrease in the amount of loss) that is recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that are offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund accrues deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund will be liable for previously deferred taxes on taxable realized gains from such sale. The Fund relies to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of the Fund’s investment in equity securities of MLPs, its earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Due to these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, that are in excess of its taxable income.

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. For instance, the Tax Cuts and Jobs Act enacted in 2017 has resulted in significant changes to the federal tax law. Some of these changes, such as partial limitations on the deductibility of business interest expense and the use of net operating loss carryovers, may have an adverse impact on the Fund or the MLPs in which it invests.

The Fund’s ability to use loss carryovers may be limited. Under the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss and capital loss carryovers to offset its post-change income and taxes may be limited. In general, an “ownership change” occurs if there is a cumulative change in the Fund’s ownership by “5% shareholders” that exceeds 50 percentage points over a rolling three-year period. Any such limitations on the Fund’s ability to use its net operating loss and capital loss carryovers could adversely impact the Fund’s business, financial condition, results of operations and cash flows. In addition, any such limitations may result in the expiration of all or a portion of the Fund’s net operating loss and capital loss carryovers before they are utilized.

Lack of Diversification of MLP Customers and Suppliers. Certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and midstream entities’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk. A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that the Fund could have difficulty selling such securities at the time it would prefer and at a price it believes would reflect the value of the security.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements. In addition, I-Shares often may be subordinated in terms of liquidation rights to MLP common units.

If the Fund invests in equity securities of other open- or closed-end investment companies, including exchange-traded funds, the Fund will bear its ratable share of that investment company’s expenses, and common stockholders would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and midstream entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and midstream entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and midstream entities operating in the energy sector as the yields on alternative investments increase. During periods of rising interest rates, the market price of such securities generally declines. Conversely, during periods of declining interest rates, the market price of fixed income securities generally rises.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs, midstream entities and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when ClearBridge believe it is desirable to do so. If these securities are private securities, they are more difficult to value, and market quotations may not accurately reflect the value of such securities. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and midstream entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Small Capitalization Risk. The Fund may invest in securities of MLPs, midstream entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and midstream entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. Finally, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Competition Risk. A number of alternatives available to the Fund as vehicles for investment in a portfolio of energy MLPs, midstream entities and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Restricted Securities Risk. The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and midstream entities. The amount and tax characterization of cash available for distribution by an MLP or midstream entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs and midstream entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations and the energy industry at large. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. Further, covenants in debt instruments issued by MLPs and midstream entities in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. Finally, the acquisition of an MLP or midstream entity by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired MLP or midstream entity. These kind of transactions have become more prevalent in recent years. To the extent MLPs and midstream entities that the Fund owns reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause the Fund to reduce its distributions. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or midstream entity has available for distribution in a given period.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment. To the extent the Fund invests in private securities, market prices generally are unavailable for such investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs, midstream entities and private companies. The values of such securities will ordinarily be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of ClearBridge than valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the cost basis of the Fund’s assets for financial reporting purposes, (ii) the net tax effects of temporary differences between the carrying amount and the cost basis of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryovers. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryover periods and the associated risk that net operating loss, capital loss and tax credit carryovers may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. A capital loss carryover may constitute a material deferred tax asset and also has a five-year expiration. Any valuation allowance required against deferred tax assets, such as a capital loss carryover, or future adjustments to a valuation allowance could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Royalty Trust Risk. Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.

Below Investment Grade (High Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Leverage Risk. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities, and through the issuance of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. The Fund had outstanding senior secured notes, a revolving credit facility with a financial institution and outstanding MRPS. Any effective leverage will create an opportunity for increased returns on the Fund’s Common Stock but also create the possibility of losses if the cost of leverage exceeds the return on the Fund’s investment. The effective leverage offered by such investments could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in them. Because the fees received by the FTFA and Clearbridge are based on the total Managed Assets of the Fund, the FTFA and Clearbridge have a financial incentive for the Fund to use financial leverage, which may create a conflict of interest between the FTFA and Clearbridge and the common stockholders. There is no assurance that the Fund’s strategy of investing in instruments that have the economic effect of financial leverage will be successful.

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to stockholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and FTFA will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on ClearBridge’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund, forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where ClearBridge seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.

Privately Held Company Risk. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, ClearBridge may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Debt Securities Risks. Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities or “junk bonds,” may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Redenomination Risk. Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU- related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. ClearBridge and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. ClearBridge’s judgement about the attractiveness, relative value or potential appreciation of a particular sector or security may prove to be incorrect.

Potential Conflicts of Interest Risk. FTFA, ClearBridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, FTFA also manages, and ClearBridge serves as subadviser to, other closed-end investment companies listed on the NYSE that have investment objectives and investment strategies that are substantially similar to those of the Fund. Further, FTFA and ClearBridge may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, FTFA, ClearBridge and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. FTFA, ClearBridge and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to FTFA or ClearBridge which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, FTFA or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by FTFA, ClearBridge and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that FTFA and/or ClearBridge may manage or advise from time to time.

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Government Intervention in Financial Markets Risk. The instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. ClearBridge monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. There can be no assurance, however, that such provisions will be sufficient to deter professional investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term stockholders in order to allow the professional investor to arbitrage the Fund’s market price.

Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its stockholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, the Fund’s manager and subadviser and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, manager and subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its stockholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

INFORMATION ABOUT THE PROPOSED MERGERS

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of each Agreement and Plan of Merger. Under the applicable Agreement and Plan of Merger and if the Mergers are approved, CTR and CEM will merge with and into EMO on the Closing Date.

As a result of the Mergers and on the Closing Date:

•	CTR and CEM will no longer exist, and

•	EMO will be the surviving corporation.

Each of CTR and CEM will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Each outstanding Target Fund Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of whole EMO Common Shares, based on the net asset value of the applicable Target Fund’s Common Shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the closing time of each respective Merger. No fractional EMO Common Shares will be issued to the holders of Target Fund Common Shares. In lieu thereof, EMO will pay cash to each former holder of Target Fund Common Shares in an amount equal to the value of the fractional EMO Common Shares that the investor would otherwise have received in the applicable Merger.

In addition, each of the Funds has series of preferred stock outstanding: Mandatory Redeemable Preferred Stock (“MRPS”). As a result of each Merger, EMO will issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference (of $35 per share) and terms as CTR’s Series E MRPS (the “CTR MRPS”) and CEM’s Series I, Series J, Series K, Series L and Series M MRPS (the “CEM MRPS”), respectively, issued and outstanding immediately before the date of the Merger. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CTR MRPS and the replaced CEM MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Mergers to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference following the Mergers. EMO’s currently outstanding MRPS are Series I7, Series J, Series K8 and Series L MRPS (the “EMO MRPS”). No fractional MRPS will be issued to the Target Funds’ MRPS holders as a result of the Mergers. If issuing new EMO MRPS with the same aggregate liquidation preference and terms of the Target Funds’ MRPS results in fractional shares, EMO will round up to the next whole share. The accrual for CTR’s MRPS and CEM’s MRPS with respect to any accrued and unpaid dividends as of date of the Mergers would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis

[7]	The mandatory redemption date for the Series I EMO MRPS is July 23, 2024. If the Mergers close after July 23, 2024 then the Series I EMO MRPS will no longer be outstanding.

[8]	The mandatory redemption date for the Series K EMO MRPS is August 7, 2024. If the Mergers close after August 7, 2024 then the Series K EMO MRPS will no longer be outstanding.

and on the same dividend payment schedule to avoid any disruption to MRPS holders. Any remaining deferred costs associated with the original issuance of CTR’s MRPS and CEM’s MRPS as of the date of the Mergers will be assumed by EMO. Following the Mergers, EMO will have shares of common stock and MRPS outstanding.

No sales charge or fee of any kind will be charged to holders of Target Fund Common Shares in connection with their receipt of EMO Common Shares in the applicable Merger.

From and after the Closing Date, EMO will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of each Target Fund, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of a Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Mergers.

Each Agreement and Plan of Merger may be terminated and the Mergers abandoned, whether before or after approval by CTR’s, CEM’s or EMO’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Mergers inadvisable with respect to CTR, CEM and EMO, respectively.

Each Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) each Agreement and Plan of Merger be approved by stockholders of CTR and CEM or EMO, as applicable, and (b) CTR or CEM, as applicable, and EMO receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by each Agreement and Plan of Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Mergers to the stockholders of the Fund.

Under each Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Mergers and that participation in the Mergers is in the best interests of that Fund. The Funds will bear the costs of their respective Merger. However, if either Merger is approved, FTFA will institute a five basis point (0.05%) fee waiver of the combined Fund’s management fee for a one-year period following the Mergers to help offset a portion of the Merger-related expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO. The Merger-related expenses should also be offset by the per year operating cost savings. In the event that either CTR or CEM does not merge with and into EMO, or the Mergers are not consummated at all, each of CTR, CEM and EMO would bear its related expenses of the Mergers. Such expenses shall also include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of each Agreement and Plan of Merger requires (i) the affirmative vote of a majority of the votes entitled to be cast by CTR Common Shares and CTR Preferred Shares (voting together as a single class), (ii) the affirmative vote of a majority of the votes entitled to be cast by CEM Common Shares and CEM Preferred Shares (voting together as a single class) and (iii) the affirmative vote of a majority of the votes entitled to be cast by EMO Common Shares and EMO Preferred Shares (voting together as a single class), See “Voting Information” below.

Reasons for the Mergers and Board Considerations

Board Considerations

The Funds may be deemed affiliated investment companies as a result of FTFA and ClearBridge serving as each Fund’s investment adviser and subadviser, respectively. In connection with a merger of affiliated investment companies, Rule 17a-8 under the 1940 Act requires the board of each affiliated investment company, including a majority of the directors who are not interested persons of the investment company, to determine that (1) participation in the transaction is in the best interests of the investment company, and (2) the interests of the existing stockholders of the investment company will not be diluted as a result of the transaction.

Moreover, Rule 17a-8 requires that the directors request and evaluate such information as may reasonably be necessary to make their findings. Rule 17a-8 does not specify the factors to be considered in making the findings required by the rule. In making its finding that the interests of the Fund’s existing stockholders will not be diluted as a result of the Merger, the Board of each Fund considered that the Mergers would be conducted on the basis of the Funds’ relative net asset values. The SEC has recommended that boards consider the following factors in determining whether a transaction is in the best interests of the investment company, in addition to any others that may be appropriate under the circumstances:

•	any fees or expenses that will be borne directly or indirectly by the fund in connection with the merger (“Factor 1”);

•	any effect of the merger on annual fund operating expenses and stockholder fees and services (“Factor 2”);

•	any change in the fund’s investment objectives, policies and restrictions that will result from the merger (“Factor 3”); and

•	any direct or indirect federal income tax consequences of the transaction to fund stockholders (“Factor 4”).

Proposals for the Mergers were presented to the Board of each Fund for consideration at simultaneous special telephonic meetings held on January 17, 2024. Following the January 17, 2024 meeting, the Boards met in a private session with independent legal counsel at which no representatives of FTFA or ClearBridge were present and requested additional information from management to be considered prior to voting on the Proposals, including with respect to the impact of the Mergers on each Fund’s capital loss carryovers and related deferred tax assets. Following receipt of the requested additional information, which the Boards reviewed, the Boards met at simultaneous special telephonic meetings held on January 25, 2024, to discuss and ask questions of management regarding this additional information, and also to discuss the proposed Mergers in a private session with independent legal counsel at which no representatives of FTFA or ClearBridge were present. As the Mergers are not expected to result in material income tax expenses, the Board did not receive information about income tax expenses as part of its consideration of the Mergers.

At the January 25, 2024 meeting, each Board approved the Mergers. At the January 17, 2024 and January 25, 2024 meetings, FTFA expressed its belief that the Mergers would be in the best interests of each Fund, in light of each of the factors described further below, and provided information as of November 30, 2023 and analyses, including the supplemental information requested following the January 17, 2024 meeting (the “Merger Evaluation Information”) sufficient in FTFA’s belief, for each Board to evaluate the Mergers. In considering the Mergers, with the advice of independent legal counsel to the Independent Directors, the Boards considered the factors noted above in view of FTFA’s belief that the Mergers would be in the best interests of each Fund, the Merger Evaluation Information and additional information received on an on-going basis in connection with the oversight of each Fund. The discussion below reflects all of the discussions and reviews at that meeting. The Boards considered FTFA’s recommendation of each Merger and its belief that the Merger would be in the best interest of each Fund. Notably, the Boards considered the reduction in net asset values of the Funds as a result of the tender offers and the benefits to stockholders from economies of scale as a result of the Mergers. With respect to each of the above Factors, the Boards considered:

Merger of CTR with and into EMO

Factor 1

•

If approved, the cost of the Merger will be partially offset by a five basis point (0.05%) waiver of EMO’s management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses expenses.

Factor 2

•

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, it is anticipated that CTR’s stockholders’ total expense ratio will be reduced by 31 basis points (0.31%) and EMO’s stockholders’ total expense ratio will be reduced by 27 basis points (0.27%) as a result of the Merger.

•

The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base. The larger asset base of the combined Fund may have a greater ability to utilize net operating loss and/or capital loss carryovers. The Board of each Fund notes that each Fund’s asset base will decrease prior to the Merger due to the scheduled tender offers.

•

A larger asset base may increase access by the combined Fund to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow a combined fund.

•

The stockholders of each Fund may benefit from enhanced market liquidity and may experience improved market price trading relative to NAV for the combined Fund. The scheduled tender offers may also impact market price trading.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined product offering, allowing for more focused marketing and stockholder servicing efforts in support of the combined Fund.

•	A larger fund size and additional trading liquidity following the Merger can make EMO more attractive to traditional and institutional investors and reduce the risk of activism and associated costs.

•

CTR and EMO have identical investment management fees of 1.00%, while having similar investment performance, with CTR returning 13.95%, 38.66% and 2.00% over the one-, three-and five-year periods ended November 30, 2023 and EMO returning 15.15%, 39.42% and 1.55% over the one-, three-and five-year periods ended November 30, 2023. EMO outperformed CTR over the 1-and 3- year periods, while CTR outperformed EMO for the the 5-year period. The combined Fund will have the same investment management fee as CTR and EMO – 1.00%.

Factor 3

•

FTFA and ClearBridge are expected to continue to manage EMO, and stockholders of CTR may benefit from the continuing experience and expertise of FTFA and ClearBridge and their commitment to the substantially similar investment style and strategies to be used in managing the assets of EMO.

•	CTR and EMO have, and following the Merger will have, substantially similar investment objectives and substantially similar investment policies.

•	The stockholders of each Fund may benefit from additional investment flexibility from a larger pool of assets, creating a more streamlined product offering.

Factor 4

•

The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger qualifies for such treatment, CTR stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. CTR stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•

Assuming the approval of each Agreement and Plan of Merger, each Fund’s tax loss carryovers are anticipated to be subject to an annual limitation under Section 382 of the Code, and CTR’s and CEM’s capital loss carryovers will lose a year of expiration. Approximately 96% of the combined Fund’s capital loss carryovers may be forfeited as a result of the Mergers. No forfeitures are anticipated for EMO’s net operating loss carryovers.

•

A change in the valuation allowance recorded on the tax loss carryover deferred tax assets may be required under ASC 740 – Income Taxes, which could have a material impact on each Fund’s net asset value and results of operations in the period it is recorded.

Merger of CEM with and into EMO

Factor 1

•

If approved, the cost of the Merger will be partially offset by a five basis point (0.05%) waiver of EMO’s management fee for a one-year period following the Merger to help offset a portion of the Merger-related expenses expenses.

Factor 2

•

Assuming a reduction in net asset value of 50% to reflect a fully subscribed tender offer, it is anticipated that CEM’s stockholders’ total expense ratio will be reduced by 18 basis points (0.18%) and EMO’s stockholders’ total expense ratio will be reduced by 27 basis points (0.27%) as a result of the Merger.

•

The stockholders of each Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base. The larger asset base of the combined Fund may have a greater ability to utilize net operating loss and/or capital loss carryovers. The Board of each Fund notes that each Fund’s asset base will decrease prior to the Merger due to the scheduled tender offers.

•

A larger asset base may increase access by the combined Fund to more attractive leverage terms (i.e., lower borrowing costs on debt and preferred stock) and a wider range of alternatives for raising capital to grow a combined fund.

•

The stockholders of each Fund may benefit from enhanced market liquidity and may experience improved market price trading relative to NAV for the combined Fund. The scheduled tender offers may also impact market price trading.

•	The combined Fund may benefit from potential cost savings from better trade executions as a result of increased trading liquidity and tighter spreads.

•	The stockholders of each Fund may benefit from a more streamlined product offering, allowing for more focused marketing and stockholder servicing efforts in support of the combined Fund.

•	A larger fund size and additional trading liquidity following the Merger can make EMO more attractive to traditional and institutional investors and reduce the risk of activism and associated costs.

•

CEM and EMO have identical investment management fees of 1.00%, while having similar investment performance, with CEM returning 11.68%, 38.47% and -0.31% over the one-, three- and five-year periods ended November 30, 2023 and EMO returning 15.15%, 39.42% and 1.55% over the one-, three- and five-year periods ended November 30, 2023. EMO outperformed CEM over each of the 1-, 3- and 5-year periods. The combined Fund will have the same investment management fee as CEM and EMO– 1.00%.

Factor 3

•

FTFA and ClearBridge are expected to continue to manage EMO, and stockholders of CEM may benefit from the continuing experience and expertise of FTFA and ClearBridge and their commitment to the substantially similar investment style and strategies to be used in managing the assets of EMO.

•	CEM and EMO have, and following the Merger will have, substantially similar investment objectives and substantially similar investment policies.

•	The stockholders of each Fund may benefit from additional investment flexibility from a larger pool of assets, creating a more streamlined product offering.

Factor 4

•

The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger qualifies for such treatment, CEM stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. CEM stockholders may, however, recognize gain or loss with respect to any cash those stockholders receive pursuant to the Merger in lieu of fractional shares.

•

Assuming the approval of each Agreement and Plan of Merger, each Fund’s tax loss carryovers are anticipated to be subject to an annual limitation under Section 382 of the Code, and CTR’s and CEM’s capital loss carryovers will lose a year of expiration. Approximately 96% of the combined Fund’s capital loss carryovers may be forfeited as a result of the Mergers. No forfeitures are anticipated for EMO’s net operating loss carryovers.

•

A change in the valuation allowance recorded on the tax loss carryover deferred tax assets may be required under ASC 740 – Income Taxes, which could have a material impact on each Fund’s net asset value and results of operations in the period it is recorded.

In view of the forgoing and other relevant factors, the Board of each Fund determined, under the circumstances, that the Mergers (1) would be in the best interests of the stockholders of such Fund and (2) the Mergers would not result in the dilution of the interests of such Fund or its stockholders. The principal factor considered by the Board of each Fund in determining that the Mergers would not result in a dilution of the interests of such Fund or its stockholders was that the Mergers would be effected on the basis of the relative net asset values of the Fund. Otherwise, no single factor was identified by the Board as the principal factor in making the findings required by Rule 17a-8. The Independent Directors of each Board were represented throughout their evaluation of the Mergers by independent legal counsel. Prior to meetings of the Boards, each Board received a memorandum from FTFA discussing its responsibilities in connection with the Mergers as part of the Merger Evaluation Information and, prior to the Approval Meeting, the Independent Directors of each Board met separately and discussed the Mergers with independent legal counsel in a private session at which no representatives of FTFA or ClearBridge were present.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Mergers applicable to a beneficial owner of Target Fund Common Shares, CTR MRPS or CEM MRPS that is a U.S. holder (as defined below) and receives EMO Common Shares or EMO MRPS (as applicable) in a Merger. This discussion is based upon the Code, United States Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect, and all of which are subject to change or differing interpretations (possibly with retroactive effect) so as to result in federal income tax consequences different from those discussed below. This discussion is limited to U.S. holders that hold their Target Fund Common Shares, CTR MRPS or CEM MRPS as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular Target Fund stockholder or to Target Fund stockholders that are subject to special treatment under the federal income tax laws, including a stockholder that is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding Target Fund Common Shares, CTR MRPS or CEM MRPS as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for federal income tax purposes;

•

a person required to accelerate the recognition of any item of gross income with respect to Target Fund Common Shares, CTR MRPS or CEM MRPS as a result of such income being recognized on an applicable financial statement;

•	a United States expatriate; or

•	a U.S. holder whose “functional currency” is not the United States dollar.

In addition, this discussion does not address the Medicare tax on net investment income or any tax consequences of the Mergers under state, local or foreign tax laws or any federal tax laws that do not pertain to income tax.

The Funds intend to take the position, and the following discussion assumes, that all shares received or exchanged in the Mergers (including the CTR MRPS, CEM MRPS and EMO MRPS) are treated as equity, rather than indebtedness, for federal income tax purposes. No ruling has been or will be sought from the IRS regarding the federal income tax treatment of any such shares or the federal income tax treatment of the Mergers as qualifying as reorganizations within the meaning of Section 368(a) of the Code (as discussed below), and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the Funds’ intended tax treatment. Holders of Target Fund Common Shares, CTR MRPS or CEM MRPS are urged to consult with their own tax advisors as to the tax consequences of the Mergers in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of Target Fund Common Shares, CTR MRPS or CEM MRPS, as applicable, that is, for federal income tax purposes, any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

Tax Consequences of the Mergers Generally

The Funds intend each Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. Each Merger is conditioned upon the receipt by both the applicable Target Fund and EMO of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming each Merger qualifies for such treatment, the following will be the resulting tax consequences:

(i) for each Merger, the applicable Target Fund and EMO will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of a Target Fund’s taxable year, no gain or loss will be recognized by the Target Funds as a result of the Mergers or upon the conversion of (a) Target Fund Common Shares into EMO Common Shares, (b) CTR MRPS into EMO MRPS and (c) CEM MRPS into EMO MRPS;

(iii) no gain or loss will be recognized by EMO as a result of the Mergers or upon the conversion of (a) Target Fund Common Shares into EMO Common Shares, (b) CTR MRPS into EMO MRPS and (c) CEM MRPS into EMO MRPS;

(iv) no gain or loss will be recognized by the holders of Target Fund Common Shares upon the conversion of their Target Fund Common Shares into EMO Common Shares, except to the extent such holders are paid cash in lieu of fractional EMO Common Shares in the Mergers;

(v) no gain or loss will be recognized by the holders of CTR MRPS or CEM MRPS upon the conversion of their CTR MRPS or CEM MRPS, as the case may be, into EMO MRPS;

(vi) the tax basis of a Target Fund’s assets in the hands of EMO will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the consummation of the applicable Merger;

(vii) immediately after the Mergers, (a) the aggregate tax basis of the EMO Common Shares received by each holder of Target Fund Common Shares in the Mergers (including that of fractional EMO Common Shares purchased by EMO) will be equal to the aggregate tax basis of the Target Fund Common Shares owned by such holder immediately prior to the completion of the applicable Merger, and (b) the aggregate tax basis of the EMO MRPS received by each holder of CTR MRPS or CEM MRPS in the Mergers will be equal to the aggregate tax basis of the CTR MRPS or CEM MRPS, as the case may be, owned by such holder immediately prior to the completion of the applicable Merger;

(viii) a stockholder’s holding period for EMO Common Shares received pursuant to the Mergers (including that of fractional EMO Common Shares purchased by EMO) will be determined by including the period for which such stockholder held Target Fund Common Shares converted pursuant to the Mergers, provided that such Target Fund Common Shares were held by such stockholder as capital assets;

(ix) a stockholder’s holding period for EMO MRPS received pursuant to the Mergers will be determined by including the period for which such stockholder held CTR MRPS or CEM MRPS, as the case may be, converted pursuant to the Mergers, provided that such CTR MRPS or CEM MRPS were held by such stockholder as capital assets;

(x) EMO’s holding period with respect to the Target Fund assets transferred pursuant to the Mergers will include the period for which such assets were held by the applicable Target Fund; and

(xi) the payment of cash to the holders of Target Fund Common Shares in lieu of fractional EMO Common Shares will be treated as though such fractional shares were distributed as part of the Mergers and then redeemed by EMO with the result that the holder of Target Fund Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional EMO Common Shares (assuming such Target Fund Common Shares were held by such stockholder as capital assets).

Information Reporting and Backup Withholding

Cash payments received in lieu of fractional EMO Common Shares by a U.S. holder will generally be subject to information reporting unless the holder establishes that it is an exempt recipient. In addition, backup withholding at a rate of 24% may apply to the cash payable to a U.S. holder, unless the holder furnishes its taxpayer identification number (in the case of individuals, their social security number) and otherwise complies with applicable requirements of the backup withholding rules, or the holder otherwise establishes an exemption. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or a credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of Target Fund Common Shares, CTR MRPS or CEM MRPS who receives EMO Common Shares or EMO MRPS, as applicable, as a result of a Merger will generally be required to retain records pertaining to the Merger. Each holder of Target Fund Common Shares, CTR MRPS or CEM MRPS who is required to file a U.S. tax return and who is a “significant holder” that receives EMO Common Shares or EMO MRPS in a Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s Target Fund Common Shares, CTR MRPS or CEM MRPS surrendered in the Merger. Holders of Target Fund Common Shares, CTR MRPS or CEM MRPS should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither EMO nor either Target Fund is aware of any adverse state or local tax consequences of the Mergers, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Information Regarding Net Operating Loss and Capital Loss Carryovers

As of November 30, 2023, the Funds are entitled to net operating loss and capital loss carryovers for federal income tax purposes in the amounts set forth below:

CTR (as of 11/30/23)		CEM (as of 11/30/23)		EMO (as of 11/30/23)
Amount of Net Operating Loss Carryover	Fiscal Year of Expiration	Amount of Net Operating Loss Carryover	Fiscal Year of Expiration	Amount of Net Operating Loss Carryover	Fiscal Year of Expiration
$ 0	N/A	$ 0	N/A	$ 27,933,344	11/30/2037
				$ 10,152,759	Unlimited

CTR (as of 11/30/23)		CEM (as of 11/30/23)		EMO (as of 11/30/23)
Amount of Capital Loss Carryover	Fiscal Year of Expiration	Amount of Capital Loss Carryover	Fiscal Year of Expiration	Amount of Capital Loss Carryover	Fiscal Year of Expiration
$ 85,861,201	11/30/2025	$ 113,559,058	11/30/2025	$ 212,202,420	11/30/2025

The use of each Fund’s net operating loss and capital loss carryovers are anticipated to be subject to substantial limitations under Section 382 the Code as a result of the Mergers. Approximately 96% of the combined Fund’s capital loss carryovers may be forfeited as a result of the Mergers. No forfeitures are anticipated for EMO’s net operating loss carryovers. The estimated forfeitures of capital loss carryovers do not contemplate the impact from the distribution of 50% of each Fund’s current assets in tender offer proceeds (assuming the tender offer is fully subscribed) other than for the calculation of the annual limitation on losses (using 50% of the value of shares outstanding on November 30, 2023). Any such limitations described above may cause the combined Fund to pay taxes in advance of when such taxes would otherwise have been paid in the absence of the Mergers, and may result in the expiration of all or a portion of the combined Fund’s net operating loss and capital loss carryovers before they are utilized.

The ability of the Funds to utilize their net operating loss and capital loss carryovers will depend on a number of factors, including market valuations and cash flows from their investments in equity securities of MLPs and midstream entities both before and following the Mergers. The tender offers may also have material tax ramifications on the tax loss carryovers prior to the Mergers.

Each Fund may be required to recognize a decrease to its NAV prior to the Mergers related to its estimated forfeiture of capital loss carryovers. Prior to the Mergers, and including the tender offer period, management of each Fund intends to maximize utilization of the capital loss carryovers by triggering unrealized capital gains in the portfolio of investments. Accelerating the recognition of unrealized tax gains may result in current income tax liabilities in addition to minimizing the potential NAV impact due to the forfeitures. Following the Mergers, additional adjustments may be required to the NAV of EMO to revise preliminary estimates to actual amounts as reflected on CEM’s and CTR’s final tax returns. The amount and timing of such adjustments, if any, will depend in part on market valuations of each Fund’s portfolio of investments, as well as 2024 year-end tax information to be provided by the Funds’ MLPs subsequent to the Mergers.

CTR and CEM

CTR’s and CEM’s capital loss carryovers will transfer to the combined Fund, and thus will benefit the stockholders of the combined Fund, rather than only the stockholders of CTR and CEM, respectively. However, each Merger will cause the taxable year of the Target Funds to close, which will accelerate by one year the schedule for expiration of their capital loss carryovers. Additionally, pursuant to the limitation imposed by Section 382 of the Code, the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of a Merger and the value of CTR’s and CEM’s equity, respectively, at that time. As a result, it is currently expected that approximately 98% of CTR’s capital loss carryover and 97% of CEM’s capital loss carryover may be forfeited as a result of the Mergers. The annual limitations and potential loss forfeitures are based on information currently available and could change significantly by the time of the Mergers. It should be noted that there are no assurances that CTR or CEM would be able to fully utilize such loss carryovers in the absence of a Merger.

EMO

After the Mergers, EMO’s net operating loss and capital loss carryovers will benefit the stockholders of the combined Fund, rather than only the stockholders of EMO. However, pursuant to the limitation imposed by Section 382 of the Code, the aggregate amount of the carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Mergers and the value of EMO’s equity at that time. As a result, it is currently expected that approximately 94% of EMO’s capital loss carryover may be forfeited as a result of the Mergers. No forfeitures are anticipated for EMO’s net operating loss carryover. The annual limitation and potential loss forfeitures are based on information currently available and could change significantly by the time of the Mergers. It should be noted that there are no assurances that EMO would be able to fully utilize such loss carryovers in the absence of the Mergers.

Information Applicable to Both Funds

The net operating loss and capital loss carryovers and limitations described above may change significantly between now and the Closing Date. Further, the ability of each Fund to use loss carryovers (even in the absence of the Mergers) depends on factors other than loss limitations, such as the future realization of income, gains or losses.

Board Recommendation and Required Vote

Because the Merger of CTR into EMO has been approved by at least 75% of CTR’s “Continuing Directors,” as that term is defined in CTR’s charter, approval of the Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CTR Common Shares and holders of CTR Preferred Shares (voting together as a single class). Additionally, because the Merger of CEM into EMO has been approved by at least 75% of CEM’s “Continuing Directors,” as that term is defined in CEM’s charter, approval of the Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CEM Common Shares and holders of CEM Preferred Shares (voting together as a single class). Similarly, because the Merger has been approved by at least 75% of EMO’s “Continuing Directors” (as that term is defined in EMO’s charter) approval of each Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CEM Common Shares and holders of EMO Preferred Shares (voting together as a single class). Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the Proposal. Abstentions have the effect of a vote AGAINST the Proposal. Any broker non-votes have the effect of a vote “AGAINST” the Proposal.

Each Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of each Fund vote FOR the approval of the Merger of the applicable Target Fund with and into EMO in accordance with the Maryland General Corporation Law and pursuant to the Merger Agreement between the Target Fund and EMO.

PORTFOLIO SECURITIES

The securities in which each Target Fund may invest are permissible for investment under EMO’s investment objectives and strategies. Based on current market conditions which may change, FTFA estimates that the Funds will not experience any significant portfolio turnover in connection with either Merger. FTFA also does not anticipate any material repositioning of assets to occur as a result of either Merger.

No securities of EMO need to be sold in order for EMO to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The overall management of the business and affairs is vested in the Board of Directors of each Fund. In accordance with each Fund’s charter, each Board of Directors is divided into three classes: Class I, Class II and Class III. Each Board approves all significant agreements between such Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of each Fund, FTFA and ClearBridge, subject always to the investment objectives, restrictions and policies of each Fund and to the general supervision of the Board. The following table provides information concerning the Directors of each Fund.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Robert D. Agdern c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth year: 1950	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees, and Compliance Liaison; Class III (CEM), Class III (EMO), Class III(CTR)	Since 2015 (CEM), Since 2015 (EMO), Since 2015 (CTR)	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002-2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and	19	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
			marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).

Carol L. Colman c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth Year: 1946	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee; Class I (CEM), Class I (EMO), Class I (CTR)	Since 2010 (CEM), Since 2011 (EMO), Since 2012 (CTR)	President, Coleman Consulting Company.	19	None

Daniel P. Cronin c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth Year: 1946	Director and Member of Audit, Compensation, Pricing and Valuation Committees, and Chair of Nominating Committee; Class I (CEM), Class I (EMO), Class I (CTR)	Since 2010 (CEM), Since 2011 (EMO), Since 2012 (CTR)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	19	None

Paolo M. Cucchi c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth Year: 1941	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee; Class I (CEM), Class I (EMO), Class I (CTR)	Since 2010 (CEM), Since 2011 (EMO), Since 2012 (CTR)	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009).	19	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
Eileen Kamerick c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth Year: 1958	Lead Independent Director and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees; Class III (CEM), Class III (EMO), Class III (CTR)	Since 2013 (CEM) Since 2013 (EMO), Since 2013 (CTR)	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan	19	Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); formerly, Director of Hochschild Mining plc (precious metals company) (2017 to 2023); Director of Associated Banc-Corp (financial services company) (since 2007); formerly, Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
			Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012).

Nisha Kumar c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth year: 1970	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee; Class II (CEM), Class II (EMO), Class II (CTR)	Since 2019 (CEM), Since 2019 (EMO), Since 2019 (CTR)	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations.	19	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Jane Trust, CFA[2] c/o Chairman of the Fund Franklin Templeton 280 Park Avenue, 8th Floor New York, NY 10017 Birth year: 1962	Chairman, CEO, President and Director; Class II (CEM), Class II (EMO), Class II (CTR)	Since 2015 (CEM) Since 2015 (EMO), Since 2015 (CTR)	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with Franklin Templeton Fund Adviser, LLC (“FTFA”) or its affiliates (since	127	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co.; Senior Vice President of FTFA (2015).

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of FTFA and certain of its affiliates.

The Directors were selected to join each Board based upon the following as to each Director: his or her character and integrity; such person’s service as a board member of other funds in the Franklin Templeton fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Franklin Templeton. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2023:

Name of Director	Dollar Range(1) of Equity Securities in CTR	Dollar Range of Equity in CEM	Dollar Range of Equity in EMO	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Robert D. Agdern	A	A	A	D
Carol L. Colman	C	D	C	E
Daniel P. Cronin	A	A	A	E
Paolo M. Cucchi	A	A	A	C
Eileen A. Kamerick	B	B	A	E
Nisha Kumar	A	A	A	A
INTERESTED DIRECTOR
Jane E. Trust	A	A	A	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
(2)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At December 31, 2023, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Franklin Templeton as of December 31, 2023.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by FTFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2023 and the total compensation paid to each Director during the fiscal years ended November 30, 2023 for each Target Fund and for EMO. Certain of the Directors listed below are members of the Funds’ Sub-Audit Committees, as well as chairpersons of the Audit, Nominating, Pricing and Valuation and Compensation Committees of the Boards of each Fund. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended November 30, 2023 to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from CTR for Fiscal Year Ended November 30, 2023	Aggregate Compensation from CEM for Fiscal Year Ended November 30, 2023	Aggregate Compensation from EMO for Fiscal Year Ended November 30, 2023	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from the Funds and Fund Complex(1) for Calendar Year Ended December 31, 2023	Directorships(2)
Robert D. Agdern	31,355	67,011	54,902	None	402,000	18
Carol L. Colman	15,793	33,834	27,673	None	332,000	18
Daniel P. Cronin	14,806	31,727	25,950	None	323,000	18
Paolo M. Cucchi	14,970	32,066	26,232	None	312,000	18
Eileen Kamerick	33,618	71,874	58,866	None	457,000	18
Nisha Kumar	32,423	69,315	56,781	None	435,000	18

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of November 30, 2023.

As of January 1, 2024, the Fund Complex paid each of the Independent Directors an annual fee of $180,000, plus $25,000 for each regularly scheduled Board meeting attended in person, $5,000 for each telephonic meeting of the Board and $2,000 for each Audit Committee telephonic meeting. In addition to the payments described above, (a) the Lead Independent Director of the Board receives $55,000; (b) the chairperson of the Audit Committee receives $35,000; (c) the chairperson of the Nominating Committee receives $15,000; (d) the chairperson of the Pricing and Valuation Committee receives $20,000; (e) the chairperson of the Compensation Committee receives $15,000; and (f) the Compliance Liaison receives $15,000. The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.

Responsibilities of the Board of CTR, CEM and EMO

The Board of Directors is responsible under Maryland law for overseeing generally the management and operations of each Fund. The Directors oversee each Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with each Fund’s management and evaluating the performance of each Fund’s service providers including FTFA, ClearBridge, the custodian and the transfer agent. As part of this process, the Directors consult with each Fund’s independent auditors and with their own separate independent legal counsel.

The Directors review each Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to each Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that each Fund continues to have access to high quality services in the future.

Each Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, each Board has a standing Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

With respect to CTR, during the fiscal year ended November 30, 2023, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was appointed during the period he or she was appointed. With respect to CEM, during the fiscal year ended November 30, 2023, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was appointed during the period he or she was appointed. With respect to EMO, during the fiscal year ended November 30, 2023, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was appointed during the period he or she was appointed. The Funds do not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee, the Nominating Committee, the Compensation Committee and the Pricing and Valuation Committee of each Fund is composed of all Directors who have been determined not to be “interested persons” of each Fund, FTFA, ClearBridge or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

Each Board of Directors is currently composed of seven directors, six of whom are Independent Directors. Jane E. Trust serves as Chairman of each Board. Ms. Trust is an “interested person” of each Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with each Fund’s day-to-day operations and access to individuals with responsibility for each Fund’s management and operations provides the Board with insight into each Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Fund’s business, legal and other needs and the orderly conduct of board meetings. Ms. Kamerick serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and each Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including ClearBridge, each Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

Each Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Ms. Kumar serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to each Fund and certain other persons by each Fund’s independent registered public accounting firm. Each Target Fund’s Audit Committee met five times during the fiscal year ended November 30, 2023 and EMO’s Audit Committee met five times during the fiscal year ended November 30, 2023. Each Fund’s Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of each Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Each Target Fund’s Nominating Committee met four times during the fiscal year ended November 30, 2023 and EMO’s Nominating Committee met four times during the fiscal year end November 30, 2023. Each Fund’s Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of each Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Further, each Fund has adopted Director qualification requirements which can be found in each Fund’s bylaws and are applicable to all Directors that may be nominated or elected to serve as Directors, unless a majority of the Board of Directors then in office determine by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Director or the free flow of information among Directors or between FTFA and the Board of

Directors. The qualification requirements include: (i) experience requirements; (ii) limits on service on other boards; and (iii) character and fitness requirements. The Nominating Committee, in its sole discretion, determines whether an individual satisfies these qualifications.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

Each Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Ms. Colman serves as Chair of each Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by each Fund. Each Target Fund’s Pricing and Valuation Committee met four times during the fiscal year ended November 30, 2023 and EMO’s Pricing and Valuation Committee met four times during the fiscal year ended November 30, 2023.

Compensation Committee

Each Fund’s Compensation Committee is composed of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman, Kamerick and Kumar and Messrs. Agdern, Cronin and Cucchi. Mr. Cucchi serves as Chair of each Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. Each Fund’s Compensation Committee met once during the fiscal year ended November 30, 2023. Each Fund’s Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Officers

Each Fund’s executive officers are elected each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of each Fund. In addition to Ms. Trust, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fred Jensen Franklin Templeton 280 Park Avenue 8th Floor New York, NY 10017 Birth Year: 1963	Chief Compliance Officer	Since 2020 (CEM); Since 2020 (EMO); Since 2020 (CTR)	Director—Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)
Marc A. De Oliveira Franklin Templeton 100 First Stamford Place Stamford, CT 06902 Birth year: 1971	Secretary and Chief Legal Officer	Since 2023 (CEM); Since 2023 (EMO); Since 2023 (CTR)	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902 Birth year: 1962	Senior Vice President	Since 2022 (CEM); Since 2022 (EMO); Since 2022 (CTR)	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci Legg Mason & Co. 620 Eighth Avenue 47th Floor New York, NY 10018 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019 (CEM); Since 2019 (EMO); Since 2019 (CTR)	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Jeanne M. Kelly Legg Mason & Co. 620 Eighth Ave, 47th Floor New York, NY 10018	Senior Vice President	Since 2011 (CEM); Since 2011 (EMO); Since 2012 (CTR)	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (since 2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Funds’ common stock, FTFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish each of the Funds with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, CEM believes that, during the fiscal year ended November 30, 2023, all such filing requirements were met with respect to CEM. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, CTR believes that, during the fiscal year ended November 30, 2023, all such filing requirements were met with respect to CTR. In addition, with respect to EMO and based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, EMO believes that, during the fiscal year ended November  30, 2023, all such filing requirements were met with respect to EMO.

Investment Manager and Sub-Advisers

FTFA serves as each Fund’s investment manager. FTFA, located at 280 Park Avenue, New York, NY 10017, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with FTFA (the “Management Agreements”), subject to the supervision and direction of each Fund’s Board, FTFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. FTFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s Management Agreement provides that FTFA may render services to others. Each Fund’s Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by FTFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s Management Agreement provides that neither FTFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

FTFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by ClearBridge, located at 620 Eighth Avenue, New York, New York 10018.

ClearBridge provides services to each Fund pursuant to a sub-advisory agreement between FTFA and ClearBridge (the “ClearBridge Sub-Advisory Agreements”). Under each ClearBridge Asset Sub-Advisory Agreement, subject to the supervision and direction of each Fund’s Board and FTFA, ClearBridge will manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The ClearBridge Sub-Advisory Agreements will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that ClearBridge Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to ClearBridge. ClearBridge may terminate each ClearBridge Sub-Advisory Agreement on 90 days’ written notice to each Fund and FTFA. FTFA and ClearBridge may terminate each ClearBridge Sub-Advisory Agreement upon their mutual written consent. Each ClearBridge Sub-Advisory Agreement will terminate automatically in the event of assignment by ClearBridge and shall not be assignable by FTFA without the consent of ClearBridge.

Each Fund currently pays an investment management fee to FTFA, calculated daily and paid monthly, at an annual rate of 1.00% of its average daily Managed Assets The total dollar amounts paid to FTFA under the Management Agreements with each Fund for the last three fiscal years are as follows:

	CTR	CEM	EMO
2021	$2,600,397	$5,708,956	$4,734,143
2022	$3,341,498	$7,350,220	$6,137,085
2023	$3,583,337	$7,937,633	$6,552,787
Total	$9,525,232	$20,996,809	$17,424,015

With respect to each Fund, FTFA pays sub-advisory fees to ClearBridge at the rate of 70% of the management fee paid to FTFA.

FTFA and ClearBridge are wholly-owned subsidiaries of Franklin Resources, Inc.. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, CA, 94403, is a global asset management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries.

Additional information about the factors considered by the Board of EMO in approving its Management Agreement and Sub-Advisory Agreements is set forth in EMO’s Annual Report to Stockholders for the Fiscal Year ended November 30, 2023. Additional information about the factors considered by the Board of each Target Fund in approving its Management Agreement and Sub-Advisory Agreements is set forth in CEM’s Annual Report to Stockholders for the Annual Period ended November 30, 2023 and CTR’s Annual Report to Stockholders for the Annual Period ended November 30, 2023.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the Funds, FTFA and ClearBridge have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds (the “Codes of Ethics”). All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the applicable Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Funds’ Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Codes of Ethics of the Funds.

The Codes of Ethics of the Funds, FTFA, and ClearBridge can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090, that these codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC, 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by FTFA or ClearBridge, each Fund’s Board has delegated proxy voting discretion to FTFA and/or ClearBridge, believing that FTFA and/or ClearBridge should be responsible for voting because it is a matter relating to the investment decision making process.

FTFA delegates the responsibility for voting proxies for each Fund to ClearBridge through its contracts with ClearBridge. ClearBridge will use its own proxy voting policies and procedures to vote proxies. Accordingly, FTFA does not expect to have proxy-voting responsibility for the Funds. Should FTFA become responsible for voting proxies for any reason, such as the inability of ClearBridge to provide investment advisory services, FTFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of FTFA (or its affiliates if such conflict is known to persons responsible for voting at FTFA) and either Fund, the Board of Directors of FTFA shall consider how to address the conflict and/or how to vote the proxies. FTFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that FTFA votes proxies. FTFA shall be responsible for gathering relevant documents and records related to proxy voting from ClearBridge and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

FTFA’s and ClearBridge’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix C and D, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.franklintempleton.com/investments/options/closed-end-funds and (3) on the SEC’s website at http://www.sec.gov.

Investment Professionals of the Funds

Below is summary information for the Funds’ investment professionals.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Chris Eades ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2010 (CEM); Since 2011 (EMO); Since 2012 (CTR)	Co-portfolio manager of the fund; Managing Director, joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. He has 29 years of investment industry experience. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2010 (CEM); Since 2011 (EMO); Since 2012 (CTR)	Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge. Mr. Vanderlee has 22 years of investment industry experience.

Patrick McElroy, CFA ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Since 2023 (CEM); Since 2023 (EMO); Since 2023 (CTR)	Co-portfolio manager of the fund; Mr. McElroy is a Director and a Portfolio Manager of ClearBridge. Mr. McElroy joined the subadviser in 2007 and was previously a Convertible Securities Research Analyst for Palisade Capital Management, a Convertible Securities and Equities Research Analyst at Jefferies & Co., a Research Associate for Fixed Income at Standard & Poor’s and prior to that, worked in Fixed Income Division Sales at Donaldson, Lufkin and Jenrette Securities. He has 31 years of investment industry experience.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the Funds) for which each Fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Data for registered investment companies is based on the specific investment professionals that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is based on ClearBridge’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated exclusively to that individual for disclosure purposes. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of November 30, 2023.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Chris Eades	Other Registered Investment Companies	2	$ 1.23 billion	None	None
	Other Pooled Vehicles	1	$90 million	None	None
	Other Accounts	None	None	None	None
Michael Clarfeld*	Other Registered Investment Companies	7	$9.78 billion	None	None
	Other Pooled Vehicles	3	$200 million	None	None
	Other Accounts	50,342	$17.80 billion	None	None
Peter Vanderlee	Other Registered Investment Companies	9	$10.40 billion	None	None
	Other Pooled Vehicles	6	$1.08 billion	None	None
	Other Accounts	51,798	$18.26 billion	None	None
Patrick McElroy**	Other Registered Investment Companies	2	$620 million	None	None
	Other Pooled Vehicles	3	$880 million	None	None
	Other Accounts	1,566	$510 million	None	None
*	Effective December 31, 2023, Mr. Clarfeld was no longer a portfolio manager of the Fund.
**	Effective December 31, 2023, Mr. McElroy became a portfolio manager of the Fund.

Investment Professional Compensation

All ClearBridge employees participate in a competitive compensation program that is designed to attract and retain outstanding personnel and closely align the interests of its investment professionals with those of its clients and overall Firm results. The total compensation program includes a competitive base salary and a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the Firm’s values. A portion of annual bonuses is deferred into compensation plans that vest over the course of several years after the grant date. Deferrals are tied to portfolio performance, ClearBridge equity products, and Franklin Resources stock.

Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the Firm.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For Portfolio Managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the Firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, Portfolio Managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For Research Analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Restricted Stock Deferral - a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

A portfolio manager’s initial incentive award is based on his or her ongoing contribution to ClearBridge’s investment and business results as well as externally measured competitive pay practices for the portfolio manager’s position and experience within the Firm. Portfolio manager compensation is reviewed and modified each year, as appropriate, to reflect changes in the market and to ensure the continued alignment with the aforementioned goals.

Several factors are considered by ClearBridge senior management when determining discretionary compensation for portfolio managers. These include but are not limited to: Several factors are considered by ClearBridge senior management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the investment professionals of each Fund as of November 30, 2023.

Investment Professional	Dollar Range of CTR Securities Beneficially Owned	Dollar Range of CEM Securities Beneficially Owned	Dollar Range of EMO Securities Beneficially Owned	Aggregate dollar Range of Fund Securities Beneficially Owned
Chris Eades	E	E	F	F
Peter Vanderlee	B	C	C	C
Patrick McElroy	A	A	A	A

Dollar Range ownership is as follows:

A: none; B: $1 - $10,000; C: 10,001 - $50,000; D: $50,001 - $100,000; E: $100,001 - $500,000; F: $500,001 - $1 million; G: over $1 million

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about CTR is included in CTR’s Semi-Annual Report to Stockholders for the Six-Month Period Ended May 31, 2023, filed on July 28, 2023 (accession no. 0001193125-23-197455) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January  24, 2024 (accession no. 0001193125-24-013982), CEM’s Semi-Annual Report to Stockholders for the Six-Month Period Ended May 31, 2023, filed on November 7, 2023 (accession no. 0001193125-23-272465) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January  24, 2024 (accession no. 0001193125-24-013971), and EMO’s Semi-Annual Report to Stockholders for the Six-Month Period Ended May 31, 2023, filed on July 28, 2023 (accession no. 0001193125-23-197464) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January 24, 2024 (accession no. 0001193125-24-013968) which highlight certain important information such as investment performance and expense and financial information, and are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning CTR (File No. 811-22693), CEM (File No. 811-22405) and EMO (File No. 811-22546) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for a Fund, by contacting CTR, CEM or EMO at 888-777-0102, by writing any of the Funds at the address listed above or by visiting our website at www.franklintempleton.com/investments/options/closed-end-funds.

The Funds are subject to the informational requirements of the 1934 Act and in accordance therewith, file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

NET ASSET VALUE, MARKET PRICE AND PREMIUM/DISCOUNT

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, but in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield relative to the market price of the shares and the market price may also be affected by trading volume, general market and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the NAV per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below NAV per share. In order to help reduce the discount to NAV, each Fund has implemented a stock repurchase program that authorizes the Fund to repurchase its Common Shares in the open market up to approximately 10% of the Fund’s outstanding Common Shares when the Common Shares are trading at a discount. The Funds have also considered additional ways to reduce the Funds’ discounts, such as strategic mergers and tender offers.

The following tables set forth the high and low sales prices for EMO Common Shares and Target Fund Common Shares on the NYSE, the NAV per share and the discount or premium to NAV per share represented by the quotation for each quarterly period during the last two calendar years.

CTR (Target Fund) Fiscal Year End is November 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
February 28, 2022	$35.06	$27.88	(20.48)%	$27.27	$21.93	(19.58)%
May 31, 2022	$40.18	$32.40	(19.36)%	$32.88	$26.03	(20.83)%
August 31, 2022	$41.37	$33.04	(20.14)%	$30.17	$24.46	(18.92)%
November 30, 2022	$38.14	$31.57	(17.22)%	$30.39	$24.42	(19.64)%
February 28, 2023	$38.05	$31.57	(17.03)%	$34.12	$27.51	(19.37)%
May 31, 2023	$36.44	$30.87	(15.29)%	$32.36	$26.43	(18.33)%
August 31, 2023	$38.80	$34.38	(11.39)%	$34.60	$28.00	(19.08)%
November 30, 2023	$40.12	$34.37	(14.33)%	$35.40	$30.00	(15.25)%
February 29, 2024	$42.30	$38.68	(8.55)%	$37.48	$32.68	(12.81)%

CEM (Target Fund) Fiscal Year End is November 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
February 28, 2022	$39.00	$32.41	(16.89)%	$29.79	$25.07	(15.84)%
May 31, 2022	$44.66	$37.64	(15.72)%	$36.72	$29.63	(19.31)%
August 31, 2022	$45.66	$37.86	(17.08)%	$33.17	$27.34	(17.57)%
November 30, 2022	$42.33	$36.03	(14.88)%	$33.82	$27.79	(17.82)%
February 28, 2023	$42.43	$36.98	(12.84)%	$37.75	$31.74	(15.92)%
May 31, 2023	$40.86	$35.21	(13.82)%	$35.36	$29.95	(15.30)%
August 31, 2023	$43.51	$38.16	(12.29)%	$37.85	$31.96	(15.53)%
November 30, 2023	$44.33	$38.34	(13.51)%	$39.35	$33.40	(15.12)%
February 29, 2024	$46.42	$42.63	(8.16)%	$41.32	$36.32	(12.10)%

EMO (Acquiring Fund) Fiscal Year End is November 30

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
February 28, 2022	$33.36	$26.50	(20.56)%	$25.50	$20.30	(20.39)%
May 31, 2022	$38.37	$31.16	(18.79)%	$31.22	$24.35	(22.01)%
August 31, 2022	$39.25	$31.45	(19.87)%	$28.08	$22.46	(20.01)%
November 30, 2022	$35.76	$30.75	(14.01)%	$28.64	$23.34	(18.51)%
February 28, 2023	$36.32	$31.60	(12.99)%	$32.85	$27.54	(16.16)%
May 31, 2023	$34.86	$30.55	(12.36)%	$30.25	$25.90	(14.38)%
August 31, 2023	$36.86	$32.32	(12.31)%	$32.34	$27.62	(14.59)%
November 30, 2023	$38.75	$34.50	(10.96)%	$34.28	$29.65	(13.50)%
February 29, 2024	$40.86	$37.54	(8.12)%	$36.12	$32.47	(10.11)%

As of February 29, 2024, the NAV per share of CTR was $41.80 and the closing price of CTR Common Shares on the NYSE was $38.40, meaning CTR Common Shares were trading at a 8.13% discount to CTR’s NAV per share. As of February 29, 2024, the NAV per share of CEM was $45.86 and the closing price of CEM Common Shares on the NYSE was $42.15, meaning that CEM Common Shares were trading at a 8.09% discount to CEM’s NAV per share. As of February 29, 2024, the NAV per share of EMO was $40.64 and the closing price of EMO Common Shares on the NYSE was $37.19, meaning that EMO Common Shares were trading at a 8.48% discount to EMO’s NAV per share. The trading premium/discount for EMO Common Shares may change after the issuance of additional EMO Common Shares in the Merger and the resulting increase in supply of EMO Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of EMO will be received by stockholders of each Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of EMO that actually will be received. The pro forma capitalization tables assumes both Mergers are approved. Other outcomes may occur if only one Merger is approved.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table As of November 30, 2023 (Unaudited)

	CTR (Target Fund)	CEM (Target Fund)	EMO (Acquiring fund)	Pro Forma Adjustments		EMO (Pro Forma Combined fund post merger)
Total Net Assets	$276,303,096	$589,373,188	$495,499,578	$(1,200,720	)(a)	$1,359,975,142
Common Shares Outstanding	6,886,833	13,294,195	12,787,291	2,159,364	(b)	35,127,683
MRPS Liquidation Value	$19,500,010	$57,400,045	$51,900,070	$(36,400,000	)(c)	$92,400,125
Net Asset Value	$40.12	$44.33	$38.75			$38.72

(a)

The costs of the Mergers, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $373,596 for CTR, $439,924 for CEM and $387,200 for EMO. The Funds will bear the costs of each Merger. However, if either Merger is approved, FTFA will institute a five basis point (0.05%) fee waiver of the combined Fund’s management fee for a one-year period following the Mergers to help offset a portion of the Merger-related expenses expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO. The Merger-related expenses should also be offset by the per year operating cost savings. In the event that either CEM or CTR does not merge with and into EMO, or the Mergers are not consummated at all, each of CEM, EMO and CTR would bear its related expenses of the Mergers.

(b)	Reflects adjustments to the number of common shares outstanding due to the Merger.
(c)

Reflects adjustments to the aggregate liquidation value of MRPS due to CTR’s and EMO’s MRPS mandatory redemptions scheduled to occur prior to the Merger. CTR’s and EMO’s MRPS mandatory redemptions will be $8,500,000 and $27,900,000, respectively.

Pro Forma Combined Capitalization Table As of November 30, 2023 (Unaudited) Assuming a Reduction in Net Asset Value of 50% to Reflect a Fully Subscribed Tender Offer

	CTR (Target Fund)	CEM (Target Fund)	EMO (Acquiring fund)	Pro Forma Adjustments		EMO (Pro Forma Combined fund post merger)
Total Net Assets	$138,151,548	$294,686,594	$247,749,789	$(1,200,720	)(a)	$679,387,211
Common Shares Outstanding	3,443,417	6,647,098	6,393,646	1,079,682	(b)	17,563,841
MRPS Liquidation Value	$19,500,010	$57,400,045	$51,900,070	$(36,400,000	)(c)	$92,400,125
Net Asset Value	$40.12	$44.33	$38.75			$38.68

(a)

The costs of the Mergers, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $373,596 for CTR, $439,924 for CEM and $387,200 for EMO. The Funds will bear the costs of each Merger. However, if either Merger is approved, FTFA will institute a five basis point (0.05%) fee waiver of the combined Fund’s management fee for a one-year period following the Mergers to help offset a portion of the Merger-related expenses expenses. This fee waiver will be in addition to the voluntary five basis point (0.05%) fee waiver that is currently in effect for EMO. The Merger-related expenses should also be offset by the per year operating cost savings. In the event that either CEM or CTR does not merge with and into EMO, or the Mergers are not consummated at all, each of CEM, EMO and CTR would bear its related expenses of the Mergers.
(b)	Reflects adjustments to the number of common shares outstanding due to the Merger.
(c)

Reflects adjustments to the aggregate liquidation value of MRPS due to CTR’s and EMO’s MRPS mandatory redemptions scheduled to occur prior to the Merger. CTR’s and EMO’s MRPS mandatory redemptions will be $8,500,000 and $27,900,000, respectively.

For more information about the Funds’ capital stock, see “Description of the Funds’ Securities—Capital Stock.”

PORTFOLIO COMPOSITION

As of November 30, 2023, 97% of the market value of CTR’s portfolio was invested in equity securities and 64% was invested in energy MLPs.

As of November 30, 2023, 98% of the market value of CEM’s portfolio was invested in equity securities and 63% was invested in energy MLPs.

As of November 30, 2023, 97% of the market value of EMO’s portfolio was invested in equity securities and 57% was invested in energy MLPs.

PORTFOLIO TRANSACTIONS

None of the Funds have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Boards of the Funds, the Managers are responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results, taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors, such as the risk of the broker or dealer in positioning the securities involved. While the Managers generally seek the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Managers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s Management Agreement, and the expenses of the Managers will not necessarily be reduced as a result of the receipt of such supplemental information.

The aggregate amount of brokerage commissions paid during the three most recent fiscal years was $400,763.09 for CTR, $849,848.64 for CEM and $732,320.58 for EMO. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as a principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Managers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although no Fund has any restrictions on portfolio turnover, it is not the policy of any Fund to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

Under normal market conditions, each Fund declares and pays distributions quarterly based on the Funds’ distributable cash flow. Following any Merger, EMO will continue to declare and pay distributions quarterly based on the Fund’s distributable cash flow.

EMO Dividend Reinvestment Plan

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any return of capital distributions, on your EMO Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “EMO Plan Agent”), in additional shares of EMO Common Shares under EMO’s Dividend Reinvestment Plan (the “EMO Plan”). You may elect not to participate in the Plan by contacting the EMO Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the EMO Plan, the number of shares of EMO Common Shares you will receive will be determined as follows:

(1) If the market price of the EMO Common Shares (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the EMO Common Shares at the close of trading on the NYSE on the payment date, EMO will issue new EMO Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the EMO Common Shares on the payment date.

(2) If the net asset value per share of the EMO Common Shares exceeds the market price of the EMO Common Shares (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the EMO Plan Agent will receive the dividend or distribution in cash and will buy EMO Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the EMO Common Shares at the close of trading on the NYSE on the payment date before the EMO Plan Agent has completed the open market purchases or (ii) if the EMO Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the EMO Plan Agent will cease purchasing EMO Common Shares in the open market and EMO shall issue the remaining EMO Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

EMO Common Shares in your account will be held by the EMO Plan Agent in non-certificated form. Any proxy you receive will include all shares of EMO Common Shares you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the EMO Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the EMO Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the EMO Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the EMO Plan Agent’s investment of the most recently declared dividend or distribution on the EMO Common Shares.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the EMO Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in EMO Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the EMO Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of EMO Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your EMO Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if EMO’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

EMO reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by EMO upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by EMO for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of EMO Common Shares in your account. You may elect to notify the EMO Plan Agent in advance of such termination to have the EMO Plan Agent sell part or all of your EMO Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the EMO Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the EMO Plan Agent at 1-888-888-0151.

CEM Dividend Reinvestment Plan

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any return of capital distributions, on your CEM Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “CEM Plan Agent”), in additional shares of CEM Common Shares under CEM’s Dividend Reinvestment Plan (the “CEM Plan”). You may elect not to participate in the Plan by contacting the CEM Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the CEM Plan, the number of shares of CEM Common Shares you will receive will be determined as follows:

(1) If the market price of the CEM Common Shares (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the CEM Common Shares at the close of trading on the NYSE on the payment date, CEM will issue new CEM Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the CEM Common Shares on the payment date.

(2) If the net asset value per share of the CEM Common Shares exceeds the market price of the CEM Common Shares (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the CEM Plan Agent will receive the dividend or distribution in cash and will buy CEM Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the CEM Common Shares at the close of trading on the NYSE on the payment date before the CEM Plan Agent has completed the open market purchases or (ii) if the CEM Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the CEM Plan Agent will cease purchasing CEM Common Shares in the open market and CEM shall issue the remaining CEM Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

CEM Common Shares in your account will be held by the CEM Plan Agent in non-certificated form. Any proxy you receive will include all shares of CEM Common Shares you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the CEM Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the CEM Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the CEM Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the CEM Plan Agent’s investment of the most recently declared dividend or distribution on the CEM Common Shares.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the CEM Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in CEM Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the CEM Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of CEM Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your CEM Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if CEM’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

CEM reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by CEM upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by

CEM for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of CEM Common Shares in your account. You may elect to notify the CEM Plan Agent in advance of such termination to have the CEM Plan Agent sell part or all of your CEM Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the CEM Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the CEM Plan Agent at 1-888-888-0151.

CTR Dividend Reinvestment Plan

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any return of capital distributions, on your CTR Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “CTR Plan Agent”), in additional shares of CTR Common Shares under CTR’s Dividend Reinvestment Plan (the “CTR Plan”). You may elect not to participate in the Plan by contacting the CTR Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the CTR Plan, the number of shares of CTR Common Shares you will receive will be determined as follows:

(1) If the market price of the CTR Common Shares (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the CTR Common Shares at the close of trading on the NYSE on the payment date, CTR will issue new CTR Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the CTR Common Shares on the payment date.

(2) If the net asset value per share of the CTR Common Shares exceeds the market price of the CTR Common Shares (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the CTR Plan Agent will receive the dividend or distribution in cash and will buy CTR Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the CTR Common Shares at the close of trading on the NYSE on the payment date before the CTR Plan Agent has completed the open market purchases or (ii) if the CTR Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the CTR Plan Agent will cease purchasing CTR Common Shares in the open market and CTR shall issue the remaining CTR Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

CTR Common Shares in your account will be held by the CTR Plan Agent in non-certificated form. Any proxy you receive will include all shares of CTR Common Shares you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the CTR Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the CTR Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the CTR Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the CTR Plan Agent’s investment of the most recently declared dividend or distribution on the CTR Common Shares.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the CTR Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in

CTR Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the CTR Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of CTR Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your CTR Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if CTR’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

CTR reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by CTR upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by CTR for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of CTR Common Shares in your account. You may elect to notify the CTR Plan Agent in advance of such termination to have the CTR Plan Agent sell part or all of your CTR Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the CTR Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the CTR Plan Agent at 1-888-888-0151.

FINANCIAL HIGHLIGHTS/SENIOR SECURITIES

Each Fund’s financial highlights and financial statements are incorporated by reference to CTR’s Annual Report for the fiscal years ended November 30, 2023 and November 30, 2018, CEM’s Annual Report for the fiscal years ended November 30, 2023 and November 30, 2018 and EMO’s Annual Report for the fiscal years ended November 30, 2023 and November 30, 2018. The financial information for the fiscal years ended in 2023, 2022, 2021, 2020, 2019, 2018 and 2017 for each Fund has been audited by PricewaterhouseCoopers LLP, the independent registered accounting firm of the Funds. The information for the years prior to the fiscal year ended November 30, 2017 for each Fund was audited by such Fund’s prior independent registered public accounting firm.

TAXATION

The discussion below is a summary of certain United States federal income tax considerations relating to EMO and the ownership and disposition of EMO Common Shares or EMO Preferred Shares. This summary deals only with EMO Common Shares or EMO Preferred Shares held as capital assets for United States federal income tax purposes (generally, assets held for investment). This summary does not represent a detailed description of the United States federal income tax consequences applicable to a holder of EMO Common Shares or EMO Preferred Shares if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding EMO Common Shares or EMO Preferred Shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes;

•	a controlled foreign corporation;

•	a passive foreign investment company;

•	a foreign pension fund;

•

a person required to accelerate the recognition of any item of gross income with respect to EMO Common Shares or EMO Preferred Shares as a result of such income being recognized on an applicable financial statement;

•	a United States expatriate; or

•	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of EMO Common Shares or EMO Preferred Shares that is, for United States federal income tax purposes, any of the following:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of EMO Common Shares or EMO Preferred Shares that is neither a U.S. Holder nor a partnership (or other entity or arrangement treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the Code, United States Treasury regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as currently in effect, and all of which are subject to change or differing interpretations (possibly with retroactive effect) so as to result in United States federal income tax consequences different from those discussed below.

If a partnership (or other entity or arrangement treated as a partnership for United States federal income tax purposes) holds EMO Common Shares or EMO Preferred Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding EMO Common Shares or EMO Preferred Shares should consult their tax advisors.

EMO intends to take the position, and the following discussion assumes, that the EMO Common Shares and EMO Preferred Shares are treated as equity, rather than indebtedness, for United States federal income tax purposes. No ruling has been or will be sought from the IRS in this regard, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to EMO or to investors in light of their particular circumstances, and does not address United States federal estate and gift taxes or the effects of any state, local or non-United States tax laws. Investors should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular circumstances, as well as any consequences arising under other United States federal tax laws and the laws of any other taxing jurisdiction.

Taxation of EMO

EMO is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, EMO generally will be subject to United States federal income tax on its taxable income at the rate applicable to corporations. Such taxable income would generally include, among other items, all of EMO’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. EMO’s payment of corporate income tax could materially reduce the amount of cash available for EMO to make distributions on its stock. In addition, distributions to stockholders of EMO will be taxed under United States federal income tax laws applicable to corporate distributions, and thus EMO’s taxable income will be subject to a double layer of taxation. As a regular corporation, EMO may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real property rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. EMO intends to invest primarily in MLPs that are taxed as partnerships for United States federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

When EMO invests in the equity securities of an MLP, EMO will be a partner in such MLP. Accordingly, EMO will be required to include in its taxable income EMO’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to EMO. A distribution from an MLP is treated as a tax-free return of capital to the extent of EMO’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds EMO’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which EMO intends to invest, it is possible that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to EMO from such MLPs. No assurance, however, can be given in this regard. If this is not the case, EMO will have a larger corporate income tax expense, which would result in less cash available to distribute to stockholders of EMO.

U.S. Holders

The following is a summary of certain United States federal income tax consequences that will apply to holders of EMO Common Shares or EMO Preferred Shares that are U.S. Holders.

Taxation of Dividends

The gross amount of distributions by EMO in respect of EMO Common Shares or EMO Preferred Shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of EMO’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for non-corporate U.S. Holders (including individuals). Corporate U.S. Holders should also consider the effect of Section 1059 of the Code, which, under certain circumstances, requires a U.S. Holder to reduce the basis of stock for purposes of calculating gain or loss in a subsequent disposition by the portion of any “extraordinary dividend” that is eligible for the dividends received deduction.

To the extent that the amount of any distribution exceeds EMO’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the EMO Common Shares or EMO Preferred Shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the EMO Common Shares or EMO Preferred Shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable EMO Common Shares or EMO Preferred Shares for more than one year. Since EMO’s current and accumulated earnings and profits will first be used to pay dividends on EMO Preferred Shares, distributions in excess of such earnings and profits, if any, will generally be made disproportionately to holders of EMO Common Shares.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of EMO’s investment in equity securities of MLPs, it is possible that the distributed cash from the MLPs in its portfolio during certain years will exceed EMO’s earnings and profits. Thus, it is possible that only a portion of EMO’s distributions will be treated as dividends to its stockholders for United States federal income tax purposes, although no assurance can be given in this regard.

Because of EMO’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, EMO’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, EMO may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, EMO’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, EMO may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which EMO’s distributions exceed its taxable income.

Taxation of Gains

A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other taxable disposition (other than a redemption, as described below) of EMO Common Shares or EMO Preferred Shares in an amount equal to the difference between the amount realized for the EMO Common Shares or EMO Preferred Shares and the

holder’s adjusted tax basis in such EMO Common Shares or EMO Preferred Shares. Generally, a U.S. Holder’s adjusted tax basis in its EMO Common Shares or EMO Preferred Shares will be equal to the holder’s initial tax basis in its EMO Common Shares or EMO Preferred Shares (as described under “Proposals 1.A, 1.B, 2.A and 2.B—Information About the Proposed Mergers—Federal Income Tax Consequences—Tax Consequences of the Mergers Generally”), reduced by adjustments for distributions paid by EMO in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss and will generally be long-term capital gain or loss if the EMO Common Shares or EMO Preferred Shares have been held for more than one year, although if a non-corporate U.S. Holder has received an “extraordinary dividend” on the EMO Common Shares or EMO Preferred Shares (as described above), such U.S. Holder will be required to treat any loss on the sale or other taxable disposition of the EMO Common Shares or EMO Preferred Shares as a long-term capital loss to the extent of the extraordinary dividends received that qualified for treatment as qualified dividend income. Long-term capital gains of non-corporate U.S. Holders (including individuals) are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Any loss realized by a U.S. Holder on the sale, exchange or other taxable disposition of EMO Common Shares or EMO Preferred Shares will be disallowed to the extent the U.S. Holder acquires (including pursuant to the Plan) or enters into a contract or option to acquire shares that are substantially identical to such EMO Common Shares or EMO Preferred Shares within 30 days before or after the disposition. In such a case, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The EMO Preferred Shares are subject to redemption by EMO. Under Section 302 of the Code, any gain or loss realized by a U.S. Holder on a redemption of its EMO Preferred Shares generally will be taxed as gain or loss from the taxable disposition of the EMO Preferred Shares (as described above), but only if the redemption (a) is deemed to be not essentially equivalent to a dividend, (b) is in complete redemption of the U.S. Holder’s equity interest in EMO, (c) is “substantially disproportionate” with respect to the U.S. Holder, or (d) with respect to non-corporate U.S. Holders, is in partial liquidation of EMO. For purposes of (a), (b) and (c) above, a stockholder’s ownership of EMO Common Shares, as well as shares considered to be owned pursuant to certain constructive ownership rules, will be taken into account. In determining any gain or loss resulting from a redemption of the EMO Preferred Shares, any amount paid with respect to dividends that have accumulated and been declared, but are unpaid at the time of the redemption, will generally not be treated as part of the amount realized for the EMO Preferred Shares, but instead will subject to the rules described above under “—Taxation of Dividends.” If none of the alternative tests described above are met, the redemption will be treated as a distribution with respect to the EMO Preferred Shares, the treatment of which is described above under “—Taxation of Dividends.”

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of EMO Common Shares or EMO Preferred Shares and the proceeds from the sale, exchange or other taxable disposition of EMO Common Shares or EMO Preferred Shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder establishes that it is an exempt recipient. A backup withholding tax (currently at a maximum rate of 24%) may apply to such payments if the holder fails to provide its taxpayer identification number (in the case of individuals, their social security number) and otherwise comply with applicable requirements of the backup withholding rules, unless the holder otherwise establishes an exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to holders of EMO Common Shares or EMO Preferred Shares that are non-U.S. Holders.

Taxation of Dividends

The gross amount of distributions by EMO in respect of EMO Common Shares or EMO Preferred Shares will be treated as dividends to the extent paid out of EMO’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if EMO Common Shares or EMO Preferred Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

If the amount of a distribution to a non-U.S. Holder exceeds EMO’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the EMO Common Shares or EMO Preferred Shares, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” it is possible that only a portion of EMO’s distributions to its stockholders will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by EMO in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Gains.”

Taxation of Gains

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the sale or other disposition of EMO Common Shares or EMO Preferred Shares unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the sale or other disposition, and certain other conditions are met; or

•

EMO is or has been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the non-U.S. Holder’s holding period for the EMO Common Shares or EMO Preferred Shares, as applicable, or the five-year period ending on the date of the sale or other disposition (the “applicable period”), and certain other conditions are met.

A non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the gain derived from the sale or other disposition in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. In addition, if any non-U.S. Holder described in the first bullet point immediately above is a foreign corporation, the gain realized by such non-U.S. Holder may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a 30% (or such lower rate as may be specified by an applicable income tax treaty) tax on the gain derived from the sale or other disposition, which gain may be offset by United States source capital losses, even though the individual is not considered a resident of the United States.

Generally, a corporation is a “United States real property holding corporation” if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for United States federal income tax purposes). EMO may be a “United States real property holding corporation” for United States federal income tax purposes. However, with respect to the third bullet point above, if EMO is or becomes a “United States real property holding corporation,” so long as the EMO Common Shares are regularly traded on an established securities market (such as the NYSE) during the calendar year in which the sale or other disposition occurs, a non-U.S. Holder will be subject to United States federal income tax on any gain not otherwise taxable only if (i) in the case of a disposition of EMO Common Shares, such non-U.S. Holder holds or held (directly, indirectly, or constructively, as determined under applicable attribution rules of the Code), at any time during the applicable period, more than 5% of the outstanding EMO Common Shares or (ii) in the case of a disposition of EMO Preferred Shares, (x) if such EMO Preferred Shares are regularly traded on an established securities market, such non-U.S. Holder holds or held (directly, indirectly, or constructively, as determined under applicable attribution rules of the Code), at any time during the applicable period, more than 5% of the outstanding EMO Preferred Shares of the applicable series or (y) if such EMO Preferred Shares are not regularly traded on an established securities market, on the date such non-U.S. Holder acquired such EMO Preferred Shares they had a fair market value greater than 5% of the fair market value of the outstanding EMO Common Shares.

Information Reporting and Backup Withholding

Payors must report annually to the IRS and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and any tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale or other disposition of EMO Common Shares or EMO Preferred Shares within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends paid on EMO Common Shares or EMO Preferred Shares to (i) a “foreign financial institution” (as specifically defined in the Code and whether such foreign financial institution is the beneficial owner or an intermediary) that does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code and whether such non-financial foreign entity is the beneficial owner or an intermediary) that does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Non-U.S. Holders—Taxation of Dividends,” an applicable withholding agent may credit the withholding under FATCA against, and therefore reduce, such other withholding tax. While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other disposition of EMO Common Shares or EMO Preferred Shares, proposed United States Treasury regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on payments of gross proceeds entirely. Non-U.S. Holders should consult their tax advisors regarding this legislation and whether it may be relevant to their ownership and disposition of EMO Common Shares or EMO Preferred Shares.

Medicare Tax on Net Investment Income

The Code generally imposes a Medicare tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to EMO Common Shares or EMO Preferred Shares), annuities, royalties, rents, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of EMO Common Shares or EMO Preferred Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Stockholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on unrelated business taxable income (“UBTI”). Because EMO is a corporation for United States federal income tax purposes, an owner of EMO Common Shares or EMO Preferred Shares will not report on its federal income tax return any of EMO’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of EMO Common Shares or EMO Preferred Shares unless its ownership of EMO Common Shares or EMO Preferred Shares is debt-financed. In general, a tax-exempt investor’s EMO Common Shares or EMO Preferred Shares would be debt-financed if the tax-exempt investor incurs debt to acquire EMO Common Shares or EMO Preferred Shares or otherwise incurs a debt that would not have been incurred if its EMO Common Shares or EMO Preferred Shares had not been acquired.

Other Taxation

EMO’s stockholders may be subject to alternative minimum tax, state, local and foreign taxes on distributions they receive. EMO’s stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in EMO.

NET ASSET VALUE

Each Fund determines the NAV of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the NAV per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ NAV is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ NAV will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ SECURITIES

Capital Stock

Each Fund has two classes of shares: Common Stock, par value $.001 per share, and fixed rate MRPS.

As of March 22, 2024, the authorized capital stock of EMO is 100,000,000 shares, classified and designated as 99,432,982 shares of Common Stock, par value $.001 per share, 140 shares of Series H Mandatory Redeemable Preferred Stock, par value $.001 per share, 30 shares of Series I Mandatory Redeemable Preferred Stock, par value $.001 per share, 70 shares of Series J Mandatory Redeemable Preferred Stock, par value $.001 per share, 109 shares of Series K Mandatory Redeemable Preferred Stock, par value $.001 per share and 566,669 shares of Series L Mandatory Redeemable Preferred Stock, par value $.001 per share.

As of March 22, 2024, the authorized capital stock of CTR is 100,000,000 shares, classified and designated as 99,633,248 shares of Common Stock, par value $.001 per share, 85 shares of Series D Mandatory Redeemable Preferred Stock, par value $.001 per share and 366,667 shares of Series E Mandatory Redeemable Preferred Stock, par value $.001 per share.

As of March 22, 2024, the authorized capital stock of CEM is 100,000,000 shares, classified and designated as 99,285,389 shares of Common Stock, par value $.001 per share, 160 shares of Series I Mandatory Redeemable Preferred Stock, par value $.001 per share, 82 shares of Series J Mandatory Redeemable Preferred Stock, par value $.001 per share, 82 shares of Series K Mandatory Redeemable Preferred Stock, par value $.001 per share, 428,572 shares of Series L Mandatory Redeemable Preferred Stock, par value $.001 per share and 285,715 shares of Series M Mandatory Redeemable Preferred Stock, par value $.001 per share.

The table below presents the number of shares of stock authorized by each Fund, and the number of shares outstanding for each class of stock authorized by each Fund as of November 30, 2023:

Fund	Amount Authorized	Amount Outstanding as of November 30, 2023
EMO	100,000,000	13,354,309

Common Shares	99,432,982	12,787,291

Series H Mandatory Redeemable Preferred Stock	140	140

Series I Mandatory Redeemable Preferred Stock	30	30

Series J Mandatory Redeemable Preferred Stock	70	70

Series K Mandatory Redeemable Preferred Stock	109	109

Series L Mandatory Redeemable Preferred Stock	566,669	566,669

CTR	100,000,000	7,253,585

Common Shares	99,633,248	6,886,833

Series D Mandatory Redeemable Preferred Stock	85	85

Series E Mandatory Redeemable Preferred Stock	366,667	366,667

CEM	100,000,000	14,008,806

Common Shares	99,285,389	13,294,195

Series I Mandatory Redeemable Preferred Stock	160	160

Series J Mandatory Redeemable Preferred Stock	82	82

Series K Mandatory Redeemable Preferred Stock	82	82

Series L Mandatory Redeemable Preferred Stock	428,572	428,572

Series M Mandatory Redeemable Preferred Stock	285,715	285,715

The table below sets forth the key terms of each series of EMO’s outstanding MRPS as of November 30, 2023:

Series	Shares Outstanding	Liquidation Value	Dividend Rate	Term Redemption Date
H	140	$100,000	4.26%	3/26/2024
I	30	$100,000	4.37%	7/23/2024
J	70	$100,000	4.55%	7/23/2026
K	109	$100,000	4.30%	8/7/2024
L	566,669	$30	7.28%	11/17/2032

The table below sets forth the key terms of each series of CTR’s outstanding MRPS as of November 30, 2023:

Series	Shares Outstanding	Liquidation Value	Dividend Rate	Term Redemption Date
D	85	$100,000	4.26%	3/26/2024
E	366,667	$30	7.12%	11/17/2029

The table below sets forth the key terms of each series of CEM’s outstanding MRPS as of November 30, 2023:

Series	Shares Outstanding	Liquidation Value	Dividend Rate	Term Redemption Date
I	160	$100,000	4.16%	6/11/2025
J	82	$100,000	4.16%	6/11/2025
K	82	$100,000	4.26%	6/11/2027
L	428,572	$35	7.12%	11/17/2029
M	285,715	$35	7.28%	11/17/2032

Other than the amendment to align voting rights, there are no material differences between the rights of holders of EMO Common Shares and the holders of Target Fund Common Shares and the rights of holders of EMO MRPS and holders of each Target Fund’s MRPS. As a result of each Merger, EMO will issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference (of $35 per share) and terms as the CTR MRPS and the CEM MRPS, respectively, issued and outstanding immediately before the date of the Merger. EMO will issue a corresponding number of newly issued shares of EMO’s MRPS so that the aggregate liquidation preference for the replaced CTR MRPS and the replaced CEM MRPS remains the same. EMO will also amend its MRPS that are outstanding prior to the closing of the Mergers to align the voting rights of all of EMO’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference following the Mergers.

EMO’s Common Shares. The outstanding EMO Common Shares are, and the EMO Common Shares to be issued in the Mergers will be, when issued, fully paid and nonassessable. All EMO Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each EMO Common Share is entitled to its proportion of EMO’s assets after the payment of debts and expenses. There are no cumulative voting rights for the election of Directors.

EMO’s MRPS. EMO’s Board of Directors may classify and issue MRPS with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common stockholders. Common stockholders have no preemptive right to purchase any MRPS that might be issued. The Fund may elect to issue preferred stock as part of its leveraging strategy. EMO currently has the ability to issue leverage through the issuance of preferred stock, representing up to 50% of its total assets less liabilities and indebtedness of EMO

(other than leverage consisting of MRPS and other senior securities) immediately after the leverage is issued. The liquidation preference, voting rights and redemption provisions of the MRPS are summarized below. These summaries are qualified in their entirety by reference to the Articles Supplementary.

With respect to the MRPS, EMO will issue and deliver to each of the Target Fund’s MRPS holders newly issued shares of EMO’s MRPS with the same aggregate liquidation preference and terms as CTR’s MRPS and CEM MRPS, respectively, issued and outstanding immediately before the date of the Mergers. The accrual for CTR’s MRPS and CEM’s MRPS with respect to any accrued and unpaid dividends as of date of the Mergers would be assumed by EMO and would apply and be payable on an equivalent share-for-share basis and on the same dividend payment schedule to avoid any disruption to MRPS holders. Any remaining deferred costs associated with the original issuance of CTR’s MRPS and CEM’s MRPS as of the date of the Mergers will be assumed by EMO.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of MRPS will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of MRPS will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any MRPS, voting separately as a single class, have the right to elect at least two Directors at all times (the “Preferred Directors”). The remaining Directors will be elected by holders of Common Stock and MRPS, voting together as a single class. Effective March 26, 2015, Eileen Kamerick and Daniel Cronin were designated by the Board of Directors as the Preferred Directors of the Fund with respect to the MRPS. Holders of the MRPS, and not common stockholders, will be entitled to vote on the election of each Preferred Director at the scheduled stockholder meeting at which such Preferred Director’s term expires. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the preferred stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the charter, holders of MRPS will have equal voting rights with common stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with common stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding MRPS, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of MRPS so as to affect materially and adversely such preferences, rights or powers, or to issue preferred stock that ranks equally or senior to the MRPS, as well as in certain other situations. The class vote of holders of MRPS described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Fund. The terms of the MRPS provide that: (i) the Fund may redeem the MRPS at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium; (ii) the Fund is required to redeem the MRPS upon failure to maintain certain asset coverage tests; and (iii) the Fund is required to redeem the MRPS on the term redemption date. Any redemption or purchase of preferred stock by the Fund will reduce any leverage applicable to the Common Stock, while any issuance of additional preferred stock by the Fund will increase that leverage.

CTR’s Common Shares. The outstanding CTR Common Shares are fully paid and nonassessable. All CTR Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each CTR Common Share is entitled to its proportion of CTR’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

CTR’s MRPS. The Articles provide that the Board of Directors may classify and issue preferred stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common stockholders. Common stockholders have no preemptive right to purchase any preferred stock that might be issued.

CEM’s Common Shares. The outstanding CEM Common Shares are fully paid and nonassessable. All CEM Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each CEM Common Share is entitled to its proportion of CEM’s assets after debts and expenses are paid. There are no cumulative voting rights for the election of Directors.

CEM’s MRPS. The Articles provide that the Board of Directors may classify and issue preferred stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common stockholders. Common stockholders have no preemptive right to purchase any preferred stock that might be issued.

The Fund may elect to issue preferred stock as part of its leveraging strategy. The Fund currently has the ability to issue leverage through the issuance of preferred stock, representing up to 50% of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of preferred stock and other senior securities) immediately after the leverage is issued. However, under current conditions it is unlikely that the Fund will issue preferred stock. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be set forth in the certificate of designation, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock may be similar to those stated below. Currently the Fund has no intention to issue preferred stock.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of any remaining assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by common stockholders and preferred stockholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the preferred stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the charter, holders of preferred stock will have equal voting rights with common stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with common stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of preferred stock, as well as in certain other situations. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by Target Funds. The terms of any preferred stock issued are expected to provide that: (i) shares are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase preferred stock; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by the Fund will reduce any leverage applicable to the Common Stock, while any resale of shares by the Fund will increase that leverage.

None of the Funds have a present intention of offering additional Common Shares or MRPS to the public except to the extent that EMO intends to issue new EMO Common Shares and MRPS to holders of Target Fund Common Shares and MRPS in the Merger. Other offerings of a Fund’s Common Shares and MRPS, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. An EMO Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors. Similarly, a Target Fund Director may be removed only for cause with the same vote.

The affirmative vote of at least 75% of the entire Board of EMO is required to authorize the conversion of EMO from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of EMO, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of EMO. A “Continuing Director” is any member of the Board of Directors of EMO who (i) is not a person or affiliate of a person, other than an investment company advised by FTFA or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with EMO (an “Interested Party”) and (ii) who has been a member of the Board of Directors of EMO for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of EMO. To amend the charter to change any of the provisions of the first paragraph under this heading, or this paragraph, the charter require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of EMO and (ii) in the case of a Business Combination (as defined below), 66 2⁄3% of the votes entitled to be cast thereon by the stockholders of EMO other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s charter to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

Similarly, the affirmative vote of at least 75% of the entire Board of each Target Fund is required to authorize the conversion of each Target Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of each Target Fund, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of each Target Fund. A “Continuing Director” is any member of the Board of Directors of each Target Fund who (i) is not a person or affiliate of a person, other than an investment company advised by FTFA or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with a Target Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of a Target Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of a Target Fund. To amend the charter to change any of the provisions of the first paragraph under this heading, or this paragraph, the charter require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of each Target Fund and (ii) in the case of a Business

Combination (as defined below), 66 2⁄3% of the votes entitled to be cast thereon by the stockholders of each Target Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

(4) any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund’s charter to terminate its existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

The charter and By-Laws of each Fund contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 90 but not more than 120 days prior to a special meeting of stockholders, or at least 120 but not more than 150 days prior to the first anniversary of the date of the preceding year’s proxy statement for annual meetings of stockholders.

Each Fund has provisions in its charter and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by a Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the charter and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance a Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

Maryland Business Combination Act

The Maryland Business Combination Act will not be applicable to CTR, CEM or EMO as a closed-end investment company unless and until its respective Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to a “business combination” with any person who has become an interested stockholder before the time that the resolution is adopted. Under the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

66 2⁄3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The Maryland Business Combination Act may discourage others from trying to acquire control of a Fund and increase the difficulty of consummating any offer.

Use of Leverage

Each Fund may seek to enhance the level of its cash distributions to common stockholders through the use of leverage. Each Fund currently uses leverage through Borrowings and may in the future continue to use leverage through Borrowings in an aggregate amount of up to 33 1⁄3% of the Fund’s total assets immediately after such Borrowings. Furthermore, each Fund currently uses leverage through the issuance of preferred stock and may in the future use leverage through the issuance of preferred stock in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, each Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, subject to the requirements of Rule 18f-4 under the 1940 Act. Under Rule 18f-4(d), each Fund may enter into reverse repurchase agreements or similar financing transactions in reliance on the rule if the Fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule. Each Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including FTFA’s and ClearBridge’s outlook for the market and the costs that the Fund would incur as a result of such leverage. As of November 30, 2023, CTR had outstanding senior secured notes and a revolving credit facility with a financial institution in place under which CTR had Borrowings representing approximately 23.54% of its Managed Assets. As of November 30, 2023, CTR had 366,752 shares of preferred stock outstanding with an aggregate liquidation value of $19,500,010, representing approximately 5.04% of Managed Assets. As of November 30, 2023, CEM had outstanding senior secured notes and a revolving credit facility with a financial institution in place under which CEM had Borrowings representing approximately 23.57% of its Managed Assets. As of November 30, 2023, CEM had 714,611 shares of preferred stock outstanding with an aggregate liquidation value of $57,400,045, representing approximately 6.78% of Managed Assets. As of November 30, 2023, EMO had outstanding senior secured notes and a revolving credit facility with a financial institution in place under which EMO had Borrowings representing approximately 23.19% of its Managed Assets. As of November 30, 2023, EMO had 567,018 shares of preferred stock outstanding with an aggregate liquidation value of $51,900,070, representing approximately 7.28% of Managed Assets. Any Borrowings and preferred stock have seniority over the Common Stock. There is no assurance that each Fund’s leveraging strategy will be successful.

Borrowings and preferred stock leverage an investment in Common Stock. Common stockholders bear the costs associated with any Borrowings and preferred stock. The Board of Directors of each Fund may authorize the use of leverage through Borrowings and preferred stock without the approval of the common stockholders.

Each Fund has and is permitted in the future to negotiate with financial institutions to arrange a floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1⁄3% of the Fund’s Managed Assets less any amounts of existing leverage, including Debt Securities (as defined below). Any such Borrowings would constitute financial leverage. Each Fund currently has one Credit Facility outstanding. Each Fund has and is in the future permitted to issue senior secured notes or other debt securities (“Debt Securities”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1⁄3% of the Fund’s Managed Assets less any amounts of existing leverage, including any Credit Facility. As of November 30, 2023, CTR has Debt Securities outstanding consisting of $15.6 million of senior secured notes, CEM has Debt Securities outstanding consisting of $45.0 million of senior secured notes and EMO has Debt Securities outstanding consisting of $21.3 million of senior secured notes.

Under the 1940 Act, each Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1⁄3% of the Fund’s Managed Assets). In addition, each Fund is not permitted to declare any cash distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined by deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If each Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, each Fund may only issue one class of senior securities representing indebtedness.

Each Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. Each Fund’s current Credit Facility and Debt Securities contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. Each Fund expects any future Credit Facility or Debt Securities to contain similar covenants. In connection with each Fund’s current Credit Facility and Debt Securities, the Fund is required to pledge its assets and any future Credit Facility or Debt Securities may require the same. Each Fund’s custodian will retain all assets of the pledge, including those that are pledged. Each Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. Each Fund expects that any such Credit Facility or Debt Securities would have customary covenant, negative covenant and default provisions. There can be no assurance that each Fund will enter into an agreement for any new Credit Facility or issue new Debt Securities on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into or issued, the Credit Facility or Debt Securities may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred stock or debt securities.

Each Fund may be required to redeem the MRPS for failure to meet certain asset coverage requirements. In addition, the Fund is required to redeem each series of the MRPS at their applicable term redemption date. The purchase agreement related to each Fund’s MRPS contains certain covenants customary for these types of securities. In addition, our failure to pay dividends under the MRPS results in an increase in the MRPS’ applicable dividend rate.

Changes in the value of each Fund’s portfolio securities, including costs attributable to Borrowings or preferred stock, are borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of each Fund’s investment portfolio, the leverage decreases (or increases) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged. During periods when each Fund is using leverage through Borrowings or the issuance of preferred stock, the fees paid to FTFA and ClearBridge for advisory services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to preferred stock. This means that FTFA and ClearBridge have a financial incentive to increase each Fund’s use of leverage.

Utilization of leverage is a speculative investment technique and involves certain risks to the common stockholders. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause common stockholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to common stockholders is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to common stockholders than if the Fund were not so leveraged.

Each Fund’s current Borrowings and preferred stock subject it to certain restrictions imposed by guidelines of one or more rating agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on each Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede FTFA and ClearBridge from managing each Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, each Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding preferred stock). Under the 1940 Act, each Fund may only issue one class of preferred stock.

In addition, each Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding preferred stock satisfies the above-referenced 200% coverage requirement. If preferred stock is issued, each Fund intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If preferred stock is outstanding, two of each Fund’s Directors will be elected by the holders of preferred stock, voting separately as a class. The remaining Directors of each Fund will be elected by holders of Common Stock and preferred stock voting together as a single class. In the event that each Fund fails to pay dividends on the preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Directors of the Fund.

Effects of Leverage

CTR may borrow up to an aggregate amount of $80,000,000 under its revolving credit facility. At November 30, 2023, CTR had $75,500,000 of Borrowings outstanding under the revolving credit facility. CEM may borrow up to an aggregate amount of $195,000,000 under its revolving credit facility. At November 30, 2023, CEM had $154,500,000 of Borrowings outstanding under the revolving credit facility. EMO may borrow up to an aggregate amount of $160,000,000 under its revolving credit facility. At November 30, 2023, EMO had $144,000,000 of Borrowings outstanding under the revolving credit facility. The credit agreement is scheduled to terminate on December 11, 2024.

At November 30, 2023, CTR had $15,599,232 million aggregate principal amount of fixed-rate secured notes outstanding. These senior secured notes consist of three series: $80,000,000 aggregate principal amount of 4.08% Series C Senior Secured Notes due March 28, 2025, of which $11,660,031 is outstanding; $10,000,000 aggregate principal amount of 3.60% Series E Senior Secured Notes due August 26, 2024, of which $1,575,680 is outstanding; and $15,000,000 aggregate principal amount of 3.76% Series F Senior Secured Notes due August 26, 2026 of which $2,363,521 is outstanding.

At November 30, 2023, CEM had $44,955,353 million aggregate principal amount of fixed-rate secured notes outstanding. These senior secured notes consist of six series: $90,000,000 aggregate principal amount of 4.21% Series D Senior Secured Notes due July 12, 2024, of which $16,788,306 is outstanding; $50,000,000 aggregate principal amount of 3.78% Series B Senior Secured Notes due June 6, 2025, of which $9,326,836 is outstanding; $75,000,000 aggregate principal amount of 4.20% Series A Senior Secured Notes due April 30, 2026, of which $2,984,588 is outstanding; $25,000,000 aggregate principal amount of 3.46% Series I Senior Secured Notes due June 11, 2025 of which $4,663,419 is outstanding; $25,000,000 aggregate principal amount of 3.56% Series J Senior Secured Notes due June 11, 2027, of which $4,663,419 is currently outstanding; and $35,000,000 aggregate principal amount of 3.76% Series K Senior Secured Notes due June 11, 2030, of which $6,528,785 is currently outstanding.

At November 30, 2023, EMO had $21,327,416 million aggregate principal amount of fixed-rate secured notes outstanding. These senior secured notes consist of three series: $40,000,000 aggregate principal amount of 4.02% Series C Senior Secured Notes due February 7, 2025, of which $10,075,124 is outstanding; $5,000,000 aggregate principal amount of 3.76% Series E Senior Secured Notes due August 26, 2026, of which $950,483 is outstanding; and $75,000,000 aggregate principal amount of 4.66% Series H Senior Secured Notes due October 15, 2025, of which $10,301,809 is outstanding.

As of November 30, 2023, the interest rate payable by the Funds on their Borrowings made under our revolving credit facility was SOFR plus 1.10% and the commitment fee payable for unborrowed funds is 0.25%.

As of November 30, 2023, the total leverage (including Borrowings and preferred stock) of CTR represented 28.58% of its Managed Assets. Assuming that its leverage levels are as described above, CTR’s average annual cost of leverage would be 2.40% of net assets attributable to common shares. As of November 30, 2023, the blended interest on CTR’s senior secured notes was 3.98%. As of November 30, 2023, the blended dividend rate on CTR’s MRPS was 5.87%. Income generated by CTR’s portfolio as of November 30, 2023 must exceed 1.71% in order to cover such leverage costs. As of November 30, 2023, the total leverage (including Borrowings and preferred stock) of CEM represented 30.35% of its Managed Assets. Assuming that its leverage levels are as described above, CEM’s average annual cost of leverage would be 2.53% of net assets attributable to common shares. As of November 30, 2023, the blended interest on CEM’s senior secured notes was 3.91%. As of November 30, 2023, the blended dividend rate on CEM’s MRPS was 5.49%. Income generated by CEM’s portfolio as of November 30, 2023 must exceed 1.75% in order to cover such leverage costs. As of November 30, 2023, the total leverage (including Borrowings and preferred stock) of EMO represented 30.47% of its Managed Assets. Assuming that its leverage levels are as described above, EMO’s average annual cost of leverage would be 2.62% of net assets attributable to common shares. As of November 30, 2023, the blended interest on EMO’s senior secured notes was 4.32%. As of November 30, 2023, the blended dividend rate on EMO’s MRPS was 5.30%. Income generated by EMO’s portfolio as of November 30, 2023 must exceed 1.83% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the leverage instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return of each Fund, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by each Fund.

The table further reflects the issuance of leverage representing 33% of CTR’s Managed Assets, 33% of CEM’s Managed Assets and 33% of EMO’s Managed Assets, both net of expenses, and CTR’s currently projected annual interest and dividends on its leverage of 6.01%, CEM’s currently projected annual interest and dividends on its leverage of 5.81% and EMO’s currently projected annual interest and dividends on its leverage of 5.98%.

CTR:

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Stock Total Return	-17.89%	-10.42%	-2.96%	4.50%	11.97%

CEM:

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Stock Total Return	-17.79	-10.32%	-2.86%	4.60%	12.06%

EMO:

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Stock Total Return	-17.87%	-10.41%	-2.95%	4.52%	11.98%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by each Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that each Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% each Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

5% BENEFICIAL OWNERSHIP (EMO)

At March 22, 2024, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of EMO’s capital stock outstanding is noted in the table below. As of the close of business on March 22, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 12,785,216 shares, equal to approximately 99% of EMO’s outstanding shares, including the shares shown below.

Class	Percent	Name	Address
Common Stock	23.52%(1)	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor New York, New York 10174

Common Stock	5.1%(2)	Morgan Stanley	1585 Broadway New York, NY 10036

Common Stock	7.01%(3)	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

(1)	Based upon information obtained from Schedule 13G filed with the SEC on January 8, 2024.

(2)	Based upon information obtained from Schedule 13G filed with the SEC on February 12, 2024.

(3)	Based upon information obtained from Schedule 13G filed with the SEC on February 12, 2024.

5% BENEFICIAL OWNERSHIP (CTR)

At March 22, 2024, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of CTR’s capital stock outstanding is noted in the table below. As of the close of business on March 22, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 6,885,740 shares, equal to approximately 99% of CTR’s outstanding shares including the shares shown below.

Class	Percent	Name	Address
Common Stock	16.33%(1)	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor New York, New York 10174

(1)	Based upon information obtained from Schedule 13G filed with the SEC on January 8, 2024.

5% BENEFICIAL OWNERSHIP (CEM)

At March 22, 2024, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of CEM’s capital stock outstanding is noted in the table below. As of the close of business on March 22, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 13,292,837 shares, equal to approximately 99% of CEM’s outstanding shares including the shares shown below.

Class	Percent	Name	Address
Common Stock	16.47%(1)	Saba Capital Management, L.P	405 Lexington Avenue 58th Floor New York, New York 10174

Class	Percent	Name	Address

Preferred Shares—Series H	12.72%(2)	Massachusetts Mutual Life Insurance Company	1295 State Street Springfield, MA 01111

Preferred Shares—Series D	22.05%(3)	Massachusetts Mutual Life Insurance Company	1295 State Street Springfield, MA 01111

Preferred Shares—All Series	17.60%(4)	The Guardian Life Insurance Company of America	10 Hudson Yards New York, NY 10001

(1)	Based upon information obtained from Schedule 13D/A filed with the SEC on December 27, 2023.

(2)	Based upon information obtained from Schedule 13D filed with the SEC on July 25, 2023.

(3)	Based upon information obtained from Schedule 13D filed with the SEC on July 25, 2023.

(4)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 17, 2023.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Funds’ Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Meeting and a proxy card, are first being mailed to CTR, CEM and EMO stockholders on or about      , 2024 or as soon as practicable thereafter.

Record Date

Only stockholders of record of CTR, CEM and EMO at the close of business on March 22, 2024 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On March 22, 2024, there were 6,886,833 outstanding CTR Common Shares, 366,752 outstanding CTR MRPS, 13,294,195 outstanding CEM Common Shares, 714,611 outstanding CEM MRPS, 12,787,291 outstanding EMO Common Shares, and 567,018 outstanding EMO MRPS.

Quorum

A quorum of CTR stockholders is required to take action at the Meeting. A majority of the outstanding CTR shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of CTR stockholders at the Meeting. Additionally, a quorum of CEM stockholders is required to take action at the Meeting. A majority of the outstanding CEM shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of CEM stockholders at the Meeting. Similarly, a quorum of EMO stockholders is required to take action at the Meeting. A majority of the outstanding EMO shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of EMO stockholders at the Meeting.

Broker Non-Votes and Abstentions

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Funds, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal(s) upon which you are entitled to vote.

Broker-dealer firms holding CTR shares, CEM shares or EMO shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Mergers before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to a proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a proposal. A signed proxy card or other authorization by a beneficial owner of CTR shares, CEM shares or EMO shares that does not specify how the beneficial owner’s shares should be voted on the proposed Mergers will be deemed an instruction to vote such shares in favor of the proposed Mergers.

If you hold CTR shares, CEM shares or EMO shares through a service agent that has entered into a service agreement with either Fund, the service agent may be the record holder of your CTR shares, CEM shares or EMO shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Revocation

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) (3) attending the Meeting and voting during the Meeting, or (4) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposed Merger.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Required Vote:

Each Merger was approved by the Board of each Fund. Because the Merger of CTR into EMO has been approved by at least 75% of CTR’s “Continuing Directors” as that term is defined in CTR’s charter, approval of the Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CTR Common Shares and holders of CTR Preferred Shares (voting together as a single class). Additionally, because the Merger of CEM into EMO has been approved by at least 75% of CEM’s “Continuing Directors” as that term is defined in CEM’s charter, approval of the Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of CEM Common Shares and holders of CEM Preferred Shares (voting together as a single class). Similarly, because the Merger has been approved by at least 75% of EMO’s “Continuing Directors” (as that term is defined in EMO’s charter) approval of each Merger requires the affirmative vote of a majority of votes entitled to be cast by holders of EMO Common Shares and EMO Preferred Shares (voting together as a single class).

Holders of CTR Preferred Shares will be entitled to one vote on the Merger for every $30.00 of liquidation preference held, with no cumulative voting rights. Holders of CEM Preferred Shares will be entitled to one vote on the Merger for every $35.00 of liquidation preference held, with no cumulative voting rights. Holders of EMO Preferred Shares will be entitled to one vote on the Mergers for every $30.00 of liquidation preference held, with no cumulative voting rights.

Approval of a Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a Proposal. Abstentions effectively result in a vote AGAINST a Proposal. Any broker non-votes would effectively be treated as a vote “AGAINST” a Proposal.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting, it is advisable to defer action on the Proposals, the chairman of the Meeting may propose one or more adjournments of the Meeting with respect to the Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

OTHER BUSINESS

The Board of each Fund does not intend to present any other business at the Meeting. If any adjournment or postponement thereof is proposed, the persons named as proxies will vote thereon in accordance with their judgment.

APPRAISAL RIGHTS

If a Merger a completed, holders of CTR MRPS or CEM MRPS, as applicable, who do not vote for the approval of the Merger and who otherwise comply with the provisions of Sections 3-201 et seq. of the Maryland General Corporation Law summarized below will be entitled to an appraisal of the “fair value” of their shares of CTR MRPS or CEM MRPS, as applicable. Holders of Target Fund Common Shares are not entitled to appraisal rights in connection with the Mergers.

To perfect their appraisal rights, holders of CTR MRPS or CEM MRPS must strictly comply with the procedures in Sections 3-201 et seq. Failure to strictly comply with these procedures will result in the loss of appraisal rights.

Under the Maryland General Corporation Law, each holder of shares of CTR MRPS and CEM MRPS will be entitled to demand and receive payment of the fair value of the holder’s shares of CTR MRPS or CEM MRPS in cash, if the holder:

•	before or at the Meeting, files with CTR or CEM, as applicable, a written objection to the Merger;

•	does not vote in favor of the Merger; and

•

within 20 days after the Articles of Merger have been accepted for record by the SDAT, makes written demand on EMO for payment of his or her shares of CTR MRPS or CEM MRPS, stating the number and series of shares of CTR MRPS or CEM MRPS for which payment is demanded.

Any written objection should be sent to CTR or CEM. Any holder of CTR MRPS or CEM MRPS who fails to comply with all of the requirements described above will be bound by the terms of the Merger. A demand for payment may be withdrawn only with the consent of EMO. Fair value will be determined as of the close of business on the date the holders of shares of CTR MRPS or CEM MRPS vote on the Mergers.

EMO will promptly deliver or mail to each dissenting holder of shares of CTR MRPS or CEM MRPS written notice of the date of acceptance of the Articles of Merger for record by the SDAT. EMO may also deliver or mail to each objecting holder of shares of CTR MRPS or CEM MRPS a written offer to pay for his or her shares of CTR MRPS or CEM MRPS at a price deemed by EMO to be the fair value of such shares. Within 50 days after acceptance of the Articles of Merger for record by the SDAT, either EMO or any objecting holder of shares of CTR MRPS or CEM MRPS who has not received payment for his or her shares of CTR MRPS or CEM MRPS may petition the Circuit Court for Baltimore City, Maryland, for an appraisal to determine the fair value of such shares. If the court finds that an objecting holder of shares of CTR MRPS or CEM MRPS is entitled to appraisal of his or her shares of CTR MRPS or CEM MRPS, the court will appoint three disinterested appraisers to determine their fair value on terms and conditions the court determines proper, and appraisers will, within 60 days after appointment (or a longer period as the court may direct) file with the court and mail to each party to the proceeding their report stating their conclusion as to the fair value of the shares of CTR MRPS or CEM MRPS. Within 15 days after the filing of the report, any party may object to the report and request a hearing on the matter. The court will, upon motion of any party, enter an order confirming, modifying or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made. If the appraisers’ report is rejected, the court may determine the fair value of the shares of CTR MRPS or CEM MRPS of the objecting holders or may remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the holders of shares of CTR MRPS or CEM MRPS vote on the action to which objection was made, unless the court finds that the holder’s refusal to accept a written offer to purchase the shares of CTR MRPS or CEM MRPS made by EMO as described above was arbitrary and vexatious or not in good faith. Costs of the proceeding (not including attorneys’ fees) will be determined by the court and will be assessed against EMO or, under certain circumstances, the objecting holder, or both.

At any time after the filing of a petition for appraisal, the court may require any dissenting holder of shares of CTR MRPS or CEM MRPS to submit his or her certificates representing such shares to the clerk of the court for notation of the pendency of the appraisal proceedings. To receive payment, whether by agreement with EMO or pursuant to a judgment, the holder must surrender the share certificates indorsed in blank and in proper form for transfer. A holder demanding payment for shares of CTR MRPS or CEM MRPS will not have the right to receive any dividends or distribution payable to holders of record after the close of business on the date the holders of shares of CTR MRPS or CEM MRPS vote and will cease to have any rights as a holder with respect to the shares of CTR MRPS or CEM MRPS except the right to receive payment of the fair value of the shares of CTR MRPS or CEM MRPS. The holder’s rights may be restored only upon the withdrawal, with the consent of EMO, of the demand for payment, the failure of either party to file a petition for appraisal within the time required, a determination of the court that the holder is not entitled to an appraisal or the abandonment or rescission of the Merger.

This summary of the rights of dissenting holders of shares of CTR MRPS or CEM MRPS does not purport to be a complete statement of the procedures to be followed by holders of shares of CTR MRPS or CEM MRPS desiring to exercise their dissenters’ rights. The preservation and exercise of dissenters’ rights are conditioned on strict adherence to the applicable provisions of the Maryland General Corporation Law. Each holder of shares of CTR MRPS or CEM MRPS desiring to exercise dissenters’ rights should refer to Sections 3-201 et seq., entitled “Rights of Objecting Stockholders,” of the Maryland General Corporation Law, a copy of which is attached as Appendix E to this Proxy Statement/Prospectus, for a complete statement of the holder’s rights and the steps which must be followed in connection with the exercise of those rights.

All written demands for appraisal must be mailed or delivered to the applicable Fund at:

280 Park Avenue

New York, New York 10017

Attention: Secretary

or should be delivered to the Secretary of EMO at the Meeting before the vote on the Mergers.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $1,200,800, and will be borne by the Funds, or an affiliate thereof. Any additional costs of the Meeting will be borne by the Funds. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Funds, by regular employees of FTFA, ClearBridge or their affiliates or by other representatives of the Funds. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Funds for such out-of-pocket expenses. In addition, the Funds have retained Georgeson LLC (“Georgeson”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson will be paid approximately $240,400 for such solicitation services (not including reimbursements of out-of-pocket expenses), which costs are to be borne by the Funds. Georgeson may solicit proxies personally and by telephone.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this [ ] day of [ ], 2024 between [ ] (the “Acquired Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 47th Floor, New York, New York 10018, and ClearBridge Energy Midstream Opportunity Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 47th Floor, New York, New York 10018.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that this Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a) On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Closing Date (as defined in Section 1.2 below) in accordance with the Maryland General Corporation Law. The Acquiring Fund shall be the surviving corporation and an investment company registered pursuant to the 1940 Act. From and after the Closing Date, the Acquiring Fund shall (i) possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law and (ii) assume all of the Acquired Fund’s liabilities, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise.

(b) The Acquiring Fund shall, on the Closing Date, issue the number of shares of Acquiring Fund Common Stock (as defined in Section 2.1(o)) having the same aggregate net asset value as the Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), issued and outstanding immediately before the Closing Date, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day (as hereinafter defined) immediately before the Closing Date (the “Valuation Time”). The Closing Date and the Valuation Time must each be on a day on which the New York Stock Exchange (the “NYSE”) is open for trading (a “Business Day”).

(c) The Acquiring Fund shall, on the Closing Date, issue the same number of newly issued shares of Series [ ] Acquiring Fund Preferred Stock (as defined in Section 2.1(o)) having identical terms as the Acquired Fund’s Series [ ] preferred stock (“Acquired Fund Preferred Stock”) as the number of shares of Acquired Fund Preferred Stock issued and outstanding immediately before the Closing Date. The aggregate liquidation preference of the Acquiring Fund Preferred Stock to be distributed to the holders of Acquired Fund Preferred Stock will equal the aggregate liquidation preference of Acquired Fund Preferred Stock held immediately before the Closing Date. The Acquiring Fund Preferred Stock will have equal priority with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The accrual for the Acquired Fund Preferred Stock with respect to any accrued and unpaid dividends as of the Closing Date will be assumed by the Acquiring Fund and will apply, and be payable on an equivalent share-for-share basis, with respect to the Acquiring Fund Preferred Stock on the same dividend payment schedule as applied to the Acquired Fund Preferred Stock.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund and the Acquiring Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department and the separate corporate existence of the Acquired Fund shall cease. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Closing Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this Section 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-22546) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended (the “Acquiring Fund Bylaws”), of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with the Acquired Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2023 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2023.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2023 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2023.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in Section 2.1(m) below) or will not be otherwise disclosed to the Acquired Fund prior to the Closing Date.

(j) Since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with generally accepted accounting principles (“GAAP”) other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since [ ], and those incurred in connection with the Merger. Prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other material tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been timely filed (including any extensions) and such returns and reports are correct in all material respects. All taxes shown as due or required to be shown as due on said returns shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Section 4.2 of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue [ ] shares of common stock, par value $0.001 per share (the “Acquiring Fund Common Stock”) and [ ] shares of preferred stock (the “Acquiring Fund Preferred Stock”) The Acquiring Fund has filed Articles Supplementary with respect to the Acquiring Fund Preferred Stock before the Closing; each outstanding share of which will be fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws or applicable exemptions therefrom.

(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this Section 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-[ ]), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with the Acquiring Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2023 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2023.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s (i) Annual Report to Stockholders for the year ended November 30, 2023 and (ii) Semi-Annual Report to Stockholders for the six-month period ended May 31, 2023.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) At the Closing Date, the Acquired Fund will have good and marketable title to its assets held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Acquiring Fund.

(i) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j) The Acquiring Fund Common Stock and the Acquiring Fund Preferred Stock to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund stockholders as provided in Section 1.1(c).

(k) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Closing Date.

(l) Since [ ], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since [ ], and those incurred in connection with the Merger. Prior to the Closing Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 2.2(l), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(m) All federal and other material tax returns and information reports of the Acquired Fund required by law to have been filed shall have been timely filed (including any extensions) and such returns and reports are correct in all material respects. All taxes shown as due or required to be shown as due on said returns shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Section 4.2 of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 2.2(o) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(p) All issued and outstanding shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, or applicable exemptions therefrom, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(q) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(r) At or prior to the Closing Date, the Acquired Fund will have obtained any and all regulatory, board and stockholder approvals necessary to enter into and consummate the transactions contemplated by this Agreement.

3. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Merger Mechanics.

(a) Merger Consideration. Subject to the requisite approval of the stockholders of the Acquired Fund and the Acquiring Fund, and the other terms and conditions contained herein, on the Closing Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one one-hundredth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time. No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock for cash at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. In addition, each holder of Acquired Fund Preferred Stock shall be entitled to receive that number of shares of Acquiring Fund Preferred Stock equal to the same aggregate liquidation preference and terms of Acquired Fund Preferred Stock on such date.

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.2 Stock Certificates.

(a) As of the Closing Date, all outstanding certificates representing shares of the Acquired Fund Common Stock and Acquired Fund Preferred Stock will be deemed cancelled and shall no longer evidence ownership thereof.

(b) In lieu of delivering certificates for Acquiring Fund Common Stock or Acquiring Fund Preferred Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock and Acquiring Fund Preferred Stock,

as applicable, to the Acquired Fund’s account on the books of the Acquiring Fund. The Acquired Fund’s transfer agent shall deliver at Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of Acquired Fund Common Stock and Acquired Fund Preferred Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately before the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Acquired Fund’s Secretary a confirmation evidencing the Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Common Stock and Acquiring Fund Preferred Stock has been credited to the Acquired Fund’s account on the books of the Acquiring Fund. Certificates for the Acquiring Fund Preferred Stock will be sent to receiving stockholders as soon as practicable after the Closing.

(c) With respect to any holder of Acquired Fund Preferred Stock holding certificates representing shares of Acquired Fund Preferred Stock as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such stockholder to receive shares of Acquiring Fund Preferred Stock (or to vote as a stockholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Preferred Stock, or, in the event of lost certificates, posted adequate bond or an affidavit of lost or destroyed certificate. The Acquired Fund will request its stockholders to surrender their outstanding certificates representing shares of Acquired Fund Preferred Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Acquiring Fund Preferred Stock as of any date after the Closing Date and before the exchange of certificates by any holder of Acquired Fund Preferred Stock shall be credited to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Acquired Fund Preferred Stock for exchange.

(d) After the Closing Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock that were outstanding prior to the Closing Date. After the Closing Date, certificates or book-entry shares presented for transfer shall be canceled and exchanged for the merger consideration described in Section 3.1(a) above, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.3 Withholding Taxes. The Acquiring Fund or its designee will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock or Acquired Fund Preferred Stock such amounts as the Acquiring Fund shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock or Acquired Fund Preferred Stock in respect of which such deduction and withholding was made.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Section 6.5 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 4.1.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund and the Acquiring Fund each shall have held a meeting of its respective stockholders for the purpose of considering the Merger as described herein by the Closing Date.

(b) The Acquired Fund and the Acquiring Fund mailed to each of its respective stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement (“Proxy Statement”) and prospectus (“Prospectus”) which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Closing Date all of its federal and other material tax returns and reports required to be filed on or before such date shall have been filed (including any extensions), and all taxes shown as due or required to be shown as due on said returns and reports will either have been paid or adequate liability reserves will have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of seven (7) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable year ending with the Closing Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Closing Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Acquiring Fund.

As promptly as practicable following the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss and capital loss carryovers, that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

4.7 Stockholder List. Prior to the Closing Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Closing Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as an investment company will be effected in accordance with applicable law as soon as practicable following the Closing Date.

4.9 Preferred Stock. The Acquiring Fund will comply with the terms and provisions of Articles Supplementary for the Series [ ] Acquiring Fund Preferred Stock, which Articles Supplementary will provide for such Acquiring Fund Preferred Stock to have identical terms as the Acquired Fund Preferred Stock for which it is being exchanged.

4.10 Tax Treatment of Merger. The Acquiring Fund and the Acquired Fund (i) will use all reasonable best efforts to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times, including the effective date of the Registration Statement and the Closing Date, as may be reasonably requested by Simpson Thacher & Bartlett LLP, counsel to the Acquiring Fund and the Acquired Fund, for purposes of rendering an opinion with respect to the tax treatment of the Merger

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Principal Financial Officer (or Treasurer), and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since [ ], other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinions.

(a) The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Closing Date, to the effect that:

(i) the Acquiring Fund is registered as a closed-end investment company under the 1940 Act;

(ii) assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, the Agreement constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iii) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except that it is understood that no opinion is expressed in this Section (iii) with respect to federal or state securities laws or any rule or regulation promulgated under federal or state securities laws;

(iv) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on [ ], 2024 pursuant to Rule 424(b) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC; and

(v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of Venable LLP as to matters of Maryland law.

(b) The Acquired Fund shall have received an opinion of Venable LLP, as Maryland counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Closing Date, to the effect that:

(i) the Acquiring Fund is a corporation duly incorporated and validly existing under the law of the State of Maryland and is in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except that it is understood that no opinion is expressed in this Section (iv) with respect to federal or state securities laws or any rule or regulation promulgated under federal or state securities laws;

(v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter or the Acquiring Fund Bylaws, as amended, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger.

In giving the opinion set forth above, Venable LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

5.4 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the

1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.5 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Principal Financial Officer (or Treasurer), and a certificate executed by both such officers, dated the Closing Date, certifying that there has been no material adverse change in its financial position since [ ], other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Closing Date, certifying that as of the Closing Date, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinions.

(a) The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that:

(i) the Acquired Fund is registered as a closed-end investment company under the 1940 Act;

(ii) assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, the Agreement constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iii) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except that it is understood that no opinion is expressed in this Section (iii) with respect to federal or state securities laws or any rule or regulation promulgated under federal or state securities laws; and

(iv) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of Venable LLP, as to matters of Maryland law.

(b) The Acquiring Fund shall have received an opinion of Venable LLP, as Maryland counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that:

(i) the Acquired Fund is a corporation duly incorporated and validly existing under the law of the State of Maryland and is in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except that it is understood that no opinion is expressed in this Section (iv) with respect to federal or state securities laws or any rule or regulation promulgated under federal or state securities laws; and

(v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter or the Acquired Fund Bylaws, as amended, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger.

In giving the opinion set forth above, Venable LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund.

6.4 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.5 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.6 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by (i) the affirmative vote of a majority of the issued and outstanding shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock (voting together), (ii) the affirmative vote of a majority of the issued and outstanding shares of Acquired Fund Preferred Stock (voting as a separate class) and (iii) the affirmative vote of a majority of the issued and outstanding shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock (voting together); the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Acquiring Fund Board, certified by its secretary; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquired Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(b) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers, the Merger as provided in this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. The costs of the Merger, including the costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $[ ] for the Acquired Fund and $[ ] for the Acquiring Fund (approximately $[ ] total). If the Merger is not consummated, both the Acquired Fund and the Acquiring Fund will be responsible for bearing their respective Merger-related expenses. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING CLOSING DATE

In case at any time after the Closing Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Closing Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

For purposes of monitoring compliance with Rule 145 under the 1933 Act, the Acquired Fund will provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to Section 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, , including by facsimile or other electronic transmission (including Portable Document Format or “PDF”), each of which shall constitute an original and all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ ]

By:
	Name:	Jane Trust
	Title:	President, Chairman and Chief Executive Officer

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

By:
	Name:	Jane Trust
	Title:	President, Chairman and Chief Executive Officer

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” qualifier	The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations2 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.3 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 4 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.5, 6

[2]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[3]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[4]

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

[5]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

[6]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.7

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. 8 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

[7]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[8]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.9 10

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

[9]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

[10]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-“D” and “Fi”-“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX C

FRANKLIN TEMPLETON FUND ADVISER, LLC

PROXY VOTING POLICY

Franklin Templeton Fund Adviser, LLC (“FTFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, FTFA does not expect to have proxy-voting responsibility for the fund. Should FTFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, FTFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

C-1

APPENDIX D

CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

	A.	Procedures for Identifying Conflicts of Interest

	B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

	C.	Third Party Proxy Voting Firm—Conflicts of Interest

V.	Voting Policy

	A.	Election of Directors

	B.	Proxy Contests

	C.	Auditors

	D.	Proxy Contest Defenses

	E.	Tender Offer Defenses

	F.	Miscellaneous Governance Provisions

	G.	Capital Structure

	H.	Executive and Director Compensation

	I.	State of Incorporation

	J.	Mergers and Corporate Restructuring

	K.	Social and Environmental Issues

	L.	Miscellaneous

VI.	Other Considerations

	A.	Share Blocking

	B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS, LLC

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section B below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	designation of a lead director

•	majority of independent directors (supermajority)

•	all independent key committees

•	size of the company (based on market capitalization)

•	established governance guidelines

•	company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs b, c, and d below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e., nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e., contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;
•	there is negligible or positive impact on shareholder value;
•	management provides adequate reasons for the amendments; and
•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature –10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	size of the Company;
•	characteristics of the size of the holding (holder owning more than 1% of the outstanding shares);
•	percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;
•	It is not designed to preserve the voting power of an insider or significant shareholder.

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to- equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) of the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	compensation committee comprised of independent outside directors;
•	maximum award limits;
•	repricing without shareholder approval prohibited;
•	3-year average burn rate for company;
•	plan administrator has authority to accelerate the vesting of awards;

•	shares under the plan subject to performance criteria.

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (“ESOPs”)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	the purchase price is at least 85 percent of fair market value;
•	the offering period is 27 months or less;
•	the number of shares allocated to the plan is five percent or less of outstanding shares.

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	all employees of the company are eligible to participate (excluding 5 percent or more beneficial owners);
•	there are limits on employee contribution (e.g., fixed dollar amount);

•	there is a company matching contribution with a maximum of 25 percent of an employee’s contribution;
•	there is no discount on the stock price on purchase date (since there is a company match).

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	historic trading patterns;
•	rationale for the repricing;
•	value-for-value exchange;
•	option vesting;
•	term of the option;
•	exercise price;
•	participation.

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis;
•	performance metrics for short- and long-term incentive programs;
•	CEO pay relative to company performance (is there a misalignment);
•	tax gross-ups to senior executives;
•	change-in-control arrangements;
•	presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	while employed and/or for one to two years following the termination of their employment; or
•	for a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into consideration:

•	whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place;
•	actual stock ownership of the company’s named executive officers;
•	policies aimed at mitigating risk taking by senior executives;
•	pay practices at the company that we deem problematic.

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e., financial, restructuring, etc.); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available
•	How extensive is the disclosure on these documents
•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
•	Does the company provide information on its trade association expenditures
•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting;
•	that the meeting has been convened under local regulatory requirements;
•	the presence of a quorum;
•	the agenda for the shareholder meeting;
•	the election of the chair of the meeting;
•	regulatory filings;
•	the allowance of questions;
•	the publication of minutes;
•	the closing of the shareholder meeting.

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a subadviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX E

Maryland Code

CORPORATIONS AND ASSOCIATIONS

§ 3-201 – Definitions

§3-201.

(a) In this subtitle the following words have the meanings indicated.

(b) “Affiliate” has the meaning stated in § 3-601 of this title.

(c) “Associate” has the meaning stated in § 3-601 of this title.

(d) “Beneficial owner”, when used with respect to any voting stock, means a person that:

(1) Individually or with any of its affiliates or associates, beneficially owns voting stock, directly or indirectly;

(2) Individually or with any of its affiliates or associates, has:

(i) The right to acquire voting stock (whether the right is exercisable immediately or within 60 days after the date on which beneficial ownership is determined), in accordance with any agreement, arrangement, or understanding, on the exercise of conversion rights, exchange rights, warrants, or options, or otherwise; or

(ii) Except solely by virtue of a revocable proxy, the right to vote voting stock in accordance with any agreement, arrangement, or understanding; or

(3) Except solely by virtue of a revocable proxy, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of voting stock with any other person that beneficially owns, or the affiliates or associates of which beneficially own, directly or indirectly, the voting stock.

(e) “Executive officer” means a corporation’s president, any vice president in charge of a principal business unit, division, or function, such as sales, administration, or finance, any other person who performs a policy making function for the corporation, or any executive officer of a subsidiary of the corporation who performs a policy making function for the corporation.

(f)

(1) “Successor”, except when used with respect to a share exchange, includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

(2) “Successor”, when used with respect to a share exchange, means the corporation the stock of which was acquired in the share exchange.

(g) “Voting stock” has the meaning stated in § 3-601 of this title.

§ 3-202 – Right to fair value of stock

§3-202.

(a) Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if:

(1) The corporation consolidates or merges with another corporation;

(2) The stockholder’s stock is to be acquired in a share exchange;

(3) The corporation transfers its assets in a manner requiring action under § 3-105(e) of this title;

(4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder’s rights, unless the right to do so is reserved by the charter of the corporation;

(5) The transaction is governed by § 3-602 of this title or exempted by § 3-603(b) of this title; or

(6) The corporation is converted in accordance with § 3-901 of this title.

(b)

(1) Fair value is determined as of the close of business:

(i) With respect to a merger under § 3-106 or § 3-106.1 of this title, on the day notice is given or waived under § 3-106 or § 3-106.1 of this title; or

(ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

(2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

(3) In any transaction governed by § 3-602 of this title or exempted by § 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of § 3-603(b) of this title.

(c) Unless the transaction is governed by § 3-602 of this title or is exempted by § 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder’s stock and is bound by the terms of the transaction if:

(1) Except as provided in subsection (d) of this section, any shares of the class or series of the stock are listed on a national securities exchange:

(i) With respect to a merger under § 3-106 or § 3-106.1 of this title, on the date notice is given or waived under § 3-106 or § 3-106.1 of this title; or

(ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

(2) The stock is that of the successor in a merger, unless:

(i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

(ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

(3) The stock is not entitled, other than solely because of § 3-106 or § 3-106.1 of this title, to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

(4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

(5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

(d) With respect to a merger, consolidation, or share exchange, a stockholder of a Maryland corporation who otherwise would be bound by the terms of the transaction under subsection (c)(1) of this section may demand the fair value of the stockholder’s stock if:

(1) In the transaction, stock of the corporation is required to be converted into or exchanged for anything of value except:

(i) Stock of the corporation surviving or resulting from the merger, consolidation, or share exchange, stock of any other corporation, or depositary receipts for any stock described in this item;

(ii) Cash in lieu of fractional shares of stock or fractional depositary receipts described in item (i) of this item; or

(iii) Any combination of the stock, depositary receipts, and cash in lieu of fractional shares or fractional depositary receipts described in items (i) and (ii) of this item;

(2) The directors and executive officers of the corporation were the beneficial owners, in the aggregate, of 5 percent or more of the outstanding voting stock of the corporation at any time within the 1-year period ending on:

(i) The day the stockholders voted on the transaction objected to; or

(ii) With respect to a merger under § 3-106 or § 3-106.1 of this title, the effective date of the merger; and

(3) Unless the stock is held in accordance with a compensatory plan or arrangement approved by the board of directors of the corporation and the treatment of the stock in the transaction is approved by the board of directors of the corporation, any stock held by persons described in item (2) of this subsection, as part of or in connection with the transaction and within the 1-year period described in item (2) of this subsection, will be or was converted into or exchanged for stock of a person, or an affiliate of a person, who is a party to the transaction on terms that are not available to all holders of stock of the same class or series.

(e) If directors or executive officers of the corporation are beneficial owners of stock in accordance with § 3-201(d)(2)(i) of this subtitle, the stock is considered outstanding for purposes of determining beneficial ownership by a person under subsection (d)(2) of this section.

§ 3-203 – Procedure by stockholder

§3-203.

(a) A stockholder of a corporation who desires to receive payment of the fair value of the stockholder’s stock under this subtitle:

(1) Shall file with the corporation a written objection to the proposed transaction:

(i) With respect to a merger under § 3-106 or § 3-106.1 of this title, within 30 days after notice is given or waived under § 3-106 or § 3-106.1 of this title; or

(ii) With respect to any other transaction, at or before the stockholders’ meeting at which the transaction will be considered or, in the case of action taken under § 2-505(b) of this article, within 10 days after the corporation gives the notice required by § 2-505(b) of this article;

(2) May not vote in favor of the transaction; and

(3) Shall make a written demand on the successor for payment for the stockholder’s stock, stating the number and class of shares for which the stockholder demands payment:

(i) Within 20 days after the Department accepts the articles for record; or

(ii) Within 20 days after consummation of the transfer or transaction with respect to:

1. A transfer of assets in a manner requiring stockholder approval under § 3-105 of this title; or

2. A transaction that is governed by § 3-603(b) of this title or exempted by § 3-603(b) of this title, for which no articles are required to be filed with the Department.

(b) A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

§ 3-204 - Effect of demand on dividend and other rights

§3-204.

A stockholder who demands payment for his stock under this subtitle:

(1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle; and

(2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

§ 3-205 - Withdrawal of demand

§3-205.

A demand for payment may be withdrawn only with the consent of the successor.

§ 3-206 - Restoration of dividend and other rights

§3-206.

(a) The rights of a stockholder who demands payment are restored in full, if:

(1) The demand for payment is withdrawn;

(2) A petition for an appraisal is not filed within the time required by this subtitle;

(3) A court determines that the stockholder is not entitled to relief; or

(4) The transaction objected to is abandoned or rescinded.

(b) The restoration of a stockholder’s rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

§ 3-207 - Notice and offer to stockholders

§3-207.

(a)

(1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

(2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

(i) A balance sheet as of a date not more than six months before the date of the offer;

(ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

(iii) Any other information the successor considers pertinent.

(b) The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

§ 3-208 - Petition for appraisal; consolidation of proceedings; joinder of objectors

§3-208.

(a) Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

(b)

(1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

(2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

§ 3-209 - Notation on stock certificate

§3-209.

(a) At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

(b) If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

§ 3-210 - Appraisal of fair value

§3-210.

(a) If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

(b) Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

(c) The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

(d)

(1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

(2) Within 15 days after the report is filed, any party may object to it and request a hearing.

§ 3-211 - Action by court on appraisers’ report

§3-211.

(a) The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

(1) Confirms, modifies, or rejects it; and

(2) If appropriate, sets the time for payment to the stockholder.

(b)

(1) If the appraisers’ report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

(2) If the appraisers’ report is rejected, the court may:

(i) Determine the fair value of the stock and enter judgment for the stockholder; or

(ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

(c)

(1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under § 3-202 of this subtitle.

(2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and

(iii) Any other circumstances it considers relevant.

(d)

(1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and

(iii) Any other circumstances it considers relevant.

(2) Costs may not include attorney’s fees or expenses. The reasonable fees and expenses of experts may be included only if:

(i) The successor did not make an offer for the stock under § 3-207 of this subtitle; or

(ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

(e) The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

§ 3-212 - Surrender of stock

§3-212.

The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

(1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

(2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

§ 3-213 - Rights of successor with respect to stock

§3-213.

(a) A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle.

(b) After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

(c) Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 5, 2024

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated  , 2024, relating specifically to the proposed merger of ClearBridge MLP and Midstream Total Return Fund Inc. (“CTR”) and ClearBridge MLP and Midstream Fund Inc. (“CEM”) with and into ClearBridge Energy Midstream Opportunity Fund Inc. (“EMO,” and together with CTR and CEM, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting each Fund at (888) 777-0102, by writing each Fund at the address listed above or by visiting our website at www.franklintempleton.com. Each Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1.	General Information	S-2
2.	Financial Statements and Other Incorporated Documents	S-2
3.	Supplemental Financial Information	S-2

S-1

GENERAL INFORMATION

A Joint Special Meeting of Stockholders of EMO, CTR and CEM, at which stockholders of EMO, CTR and CEM will consider the Merger, will be held at 280 Park Avenue, New York, New York 10017, on May 17, 2024 at 10:00 a.m., Eastern Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated     , 2024 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•

ClearBridge MLP and Midstream Total Return Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January  24, 2024 (accession no. 0001193125-24-013982) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2018, filed on January 30, 2019 (accession no. 0001193125-19-021183).

•

ClearBridge MLP and Midstream Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January  24, 2024 (accession no. 0001193125-24-013971) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2018, filed on January 31, 2019 (accession no. 0001193125-19-024004).

•

ClearBridge Energy Midstream Opportunity Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended November 30, 2023, filed on January 24, 2024 (accession no.  0001193125-24-013968) and Annual Report to Stockholders for the Fiscal Year Ended November 30, 2018, filed on January 30, 2019 (accession no. 0001193125-19-021195).

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of EMO are not included in this SAI.

A table showing the current fees of EMO and each Target Fund, and the fees and expenses of the combined Fund on a pro forma basis after giving effect to the Reorganizations, is included in the section entitled “Proposed Mergers—Fee Table and Expense Example” of the Proxy Statement/Prospectus.

The Mergers will not result in a material change to the Target Funds’ investment portfolios due to investment restrictions of EMO. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Mergers and/or EMO’s portfolio following the Mergers in the normal course of business.

There are no material differences in accounting policies of the Target Funds as compared to those of EMO.

S-2

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant has entered into an Indemnification Agreement with each director whereby the Registrant has agreed to indemnify each director against expenses and costs actually and reasonably incurred by such director in connection with any claims, suits or proceedings; provided that no indemnification shall be provided to the extent that the director engaged in conduct for which indemnification may not lawfully be provided to such director.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or on behalf of the corporation or if the director or officer was adjudged liable on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer, without requiring a preliminary determination of the director’s or officer’s ultimate entitlement to indemnification, upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Sections 1, 2 and 3 of Article SEVENTH of the Registrant’s charter, incorporated by reference as Exhibit 1(a) to this Registration Statement, provides that:

To the fullest extent permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law, the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended. The Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s charter shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit No.	Exhibit

1(a)	Articles of Incorporation, dated April 5, 2011.(1)

1(b)	Articles Supplementary for Series H Mandatory Redeemable Preferred Stock.(2)

1(c)	Articles Supplementary for Series I and Series J Mandatory Redeemable Preferred Stock.(2)

1(d)	Articles Supplementary for Series K Mandatory Redeemable Preferred Stock.(2)

1(e)	Articles Supplementary for Series L Mandatory Redeemable Preferred Stock.(2)

2	Third Amended and Restated Bylaws. (3)

3	Not applicable.

4	Form of Agreement and Plan of Merger is included in Appendix A of the Registration Statement on Form N-14.

5	Not applicable

6(a)	Management Agreement between Registrant and Franklin Templeton Fund Adviser, LLC (f/k/a Legg Mason Partners Fund Advisor, LLC), dated July 31, 2020.(7)

6(b)	Subadvisory Agreement between Franklin Templeton Fund Adviser, LLC (f/k/a Legg Mason Partners Fund Advisor, LLC) and ClearBridge Investments, LLC with respect to Registrant, dated July 31, 2020.(7)

7	Not applicable.

8	Not applicable

9(a)	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018.(4)

9(b)	Amendment No. 9 to the Custodian Services Agreement, dated May 1, 2021, with The Bank of New York Mellon, dated January 1, 2018.(7)

10	Not applicable.

Exhibit No.	Exhibit

11	Opinion of Venable LLP as to the legality of the securities being registered.*

12(a)	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.(7)

12(b)	Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.**

13	Not applicable.

14(a)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge Energy Midstream Opportunity Fund Inc.*

14(b)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge MLP and Midstream Total Return Fund Inc.*

14(c)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge MLP and Midstream Fund Inc.*

15	Not applicable.

16	Power of Attorney.(7)

17(a)	Forms of Proxy Card.*

17(b)	Code of Ethics of the Registrant and Franklin Templeton Fund Adviser, LLC (f/k/a Legg Mason Partners Fund Advisor, LLC).(7)

17(c)	Code of Ethics of ClearBridge Investments, LLC.(5)

17(d)	Transfer Agency and Services Agreement with Computershare Trust Company, N.A.(4)

17(e)	Amendment No. 9 to the Transfer Agency and Services Agreement, dated March 19, 2021, with Computershare Inc., dated March 14, 2016.(7)

17(f)	Note Purchase Agreement, dated February 7, 2013, with the certain note purchasers named therein.(6)

17(g)	Second Amendment Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated February 7, 2013.(4)

17(h)	Note Purchase Agreement, dated August 26, 2015, with the certain note purchasers named therein.(4)

17(i)	First Amendment Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated August 26, 2015.(4)

17(j)	Credit Services Agreement with The Bank of Nova Scotia, dated May 29, 2018.(4)

17(k)	Fee Waiver Agreement.*

17(l)	Standstill Agreement with Saba Capital Management, L.P., dated December 22, 2023.*

18	Calculation of Filing Fee Table.*

(1)	Filed on April 6, 2011 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-173338 and 811- 22546) and incorporated by reference herein.
(2)	Filed on November 18, 2022 with the Registrant’s Current Report on Form 8-K (File No. 811-22546) and incorporated by reference herein.
(3)	Filed on August 18, 2020 with the Registrant’s Current Report on Form 8-K (File No. 811-22546) and incorporated by reference herein.

(4)	Filed on August 31, 2018 with Registrant’s Registration Statement on Form N-14 (File No. 333-226149 and 811-22546) and incorporated by reference herein.
(5)	Filed on June 8, 2011 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-173338 and 811-22546) and incorporated by reference herein.
(6)	Filed on February 19, 2013 with Registrant’s Registration Statement on Form N-2 (File No. 333186748 and 811-22546) and incorporated by reference herein.
(7)	Filed on January 26, 2024 with the Registrant’s Registration Statement on Form N-14 (File No. 333-276731) and incorporated by reference herein.
*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 5th day of April, 2024.

CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.

By:	/s/ JANE TRUST
Jane Trust Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JANE TRUST	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	April 5, 2024
Jane Trust

/s/ CHRISTOPHER BERARDUCCI	Principal Financial Officer (Principal Financial Officer)	April 5, 2024
Christopher Berarducci

/s/ ROBERT D. AGDERN*	Director	April 5, 2024
Robert D. Agdern

/s/ CAROL L. COLMAN*	Director	April 5, 2024
Carol L. Colman

/s/ DANIEL P. CRONIN*	Director	April 5, 2024
Daniel P. Cronin

/s/ PAOLO M. CUCCHI*	Director	April 5, 2024
Paolo M. Cucchi

/s/ EILEEN KAMERICK*	Director	April 5, 2024
Eileen Kamerick

/s/ NISHA KUMAR*	Director	April 5, 2024
Nisha Kumar

*BY:	/s/ JANE TRUST
Jane Trust,
Attorney-in-Fact, April 5, 2024

The power of attorney authorizing Jane Trust to execute this Registration Statement, and any amendments thereto, for each a director of the Registrant on whose behalf this Registration Statement is filed have been executed and incorporated by reference herein as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Exhibit

11	Opinion of Venable LLP as to the legality of the securities being registered.

14(a)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge Energy Midstream Opportunity Fund Inc.

14(b)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge MLP and Midstream Total Return Fund Inc.

14(c)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge MLP and Midstream Fund Inc.

17(a)	Forms of Proxy Card.

17(k)	Fee Waiver Agreement.

17(l)	Standstill Agreement with Saba Capital Management, L.P., dated December 22, 2023.

18	Calculation of Filing Fee Tables.